Exhibit (12)(a)

                                 ANNUAL REPORT
                                  MAY 31, 1998
                            STABLE INCOME PORTFOLIO
                         MANAGED FIXED INCOME PORTFOLIO
                         POSITIVE RETURN BOND PORTFOLIO
                         STRATEGIC VALUE BOND PORTFOLIO
                                INDEX PORTFOLIO
                            INCOME EQUITY PORTFOLIO
                          DISCIPLINED GROWTH PORTFOLIO
                         LARGE COMPANY GROWTH PORTFOLIO
                           SMALL CAP INDEX PORTFOLIO
                         SMALL COMPANY STOCK PORTFOLIO
                           SMALL CAP VALUE PORTFOLIO
                         SMALL COMPANY VALUE PORTFOLIO
                         SMALL COMPANY GROWTH PORTFOLIO
                            INTERNATIONAL PORTFOLIO

                             CORE TRUST (DELAWARE)

 INDEPENDENT AUDITORS' REPORT                                       MAY 31, 1998

- ------------------------------------------------------------------------------

           To the Board of Trustees and Partners of Core Trust
           (Delaware)

               We have audited the accompanying statements of assets and liabilities of nine portfolios of Core Trust (Delaware), Stable Income Portfolio, Managed Fixed Income Portfolio, Positive Return Bond Portfolio, Strategic Value Bond Portfolio, Income Equity Portfolio, Disciplined Growth Portfolio, Large Company Growth Portfolio, Small Cap Index Portfolio, and Small Cap Value Portfolio (collectively the "Portfolios"), including the schedules of investments as of May 31, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for the year ended May 31, 1998 for the Stable Income Portfolio, Managed Fixed Income Portfolio, Positive Return Bond Portfolio, Income Equity Portfolio and Large Company Growth Portfolio, for the period from April 9, 1998 to May 31, 1998 for the Small Cap Index Portfolio and for the period from October 1, 1997 to May 31, 1998 for the Strategic Value Bond Portfolio, Disciplined Growth Portfolio and Small Cap Value Portfolio. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of May 31, 1998, the results of their operations, changes in their net assets and financial highlights for the year or periods listed in the first paragraph above, in conformity with generally accepted accounting principles.

                                   [SIGNATURE]

           Boston, Massachusetts
           July 21, 1998

                                                           CORE TRUST (DELAWARE)

 REPORT OF INDEPENDENT ACCOUNTANTS                                  MAY 31, 1998

- ------------------------------------------------------------------------------

           To Trustees and Investors of Core Trust (Delaware)

               In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of five portfolios of Core Trust (Delaware): Index Portfolio, Small Company Stock Portfolio, Small Company Value Portfolio, Small Company Growth Portfolio and International Portfolio (collectively the "Portfolios"), at May 31, 1998, the results of their operations, the changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (herein referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

           PricewaterhouseCoopers LLP
           Boston, Massachusetts
           July 21, 1998

                                                           CORE TRUST (DELAWARE)

 STATEMENTS OF ASSETS AND LIABILITIES

- ------------------------------------------------------------------------------

                                                                                      STRATEGIC
                                    STABLE        MANAGED FIXED      POSITIVE           VALUE
                                    INCOME           INCOME         RETURN BOND         BOND              INDEX
                                   PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                 -------------    -------------    -------------    -------------    ---------------
ASSETS:
 Investments (Note 2):
  Investments at cost.........   $ 254,715,158    $325,904,053     $151,112,420     $ 233,017,203    $   860,776,094
  Repurchase agreements at
      cost....................               -               -       60,000,000                 -                  -
  Net unrealized appreciation
      (depreciation)..........         339,437       5,258,750       11,345,742         1,829,598        523,084,425
                                 -------------    -------------    -------------    -------------    ---------------
 TOTAL INVESTMENTS AT VALUE...     255,054,595     331,162,803      222,458,162       234,846,801      1,383,860,519
 Collateral for securities
     loaned (Notes 2 and 7)...      49,810,558      20,574,571       63,062,607        27,843,961        366,750,637
 Cash.........................               -               -                -                 -                  -
 Net receivable for forward
     foreign currency
     contracts................               -               -                -                 -                  -
 Receivable for investments
     sold.....................               -               -                -                 -                  -
 Receivable for dividends, and
     interest and other
     receivables..............       3,726,977       4,605,783        1,722,530         2,967,330          2,174,027
 Organization Costs, net of
     amortization (Note 2)....           8,951           8,892            8,892                 -              8,821
                                 -------------    -------------    -------------    -------------    ---------------
TOTAL ASSETS..................     308,601,081     356,352,049      287,252,191       265,658,092      1,752,794,004
                                 -------------    -------------    -------------    -------------    ---------------
LIABILITIES:
 Payable for investments
     purchased................               -               -                -           824,682            225,069
 Payable for securities loaned
     (Notes 2 and 7)..........      49,810,558      20,574,571       63,062,607        27,843,961        366,750,637
 Payable for daily variation
     margin on financial
     futures contracts (Note
     2).......................               -               -                -                 -            316,225
 Payable to custodian (Note
     3).......................           3,464           4,100            3,158             3,270             13,193
 Payable to investment adviser
     (Note 3).................          65,706          98,905           65,931            99,790            178,791
 Payable to administrator
     (Note 3).................           3,755           2,058            2,626             4,056              3,747
 Accrued expenses and other
     liabilities..............           8,677           9,228            8,153             5,158             26,419
                                 -------------    -------------    -------------    -------------    ---------------
TOTAL LIABILITIES.............      49,892,160      20,688,862       63,142,475        28,780,917        367,514,081
                                 -------------    -------------    -------------    -------------    ---------------
NET ASSETS....................   $ 258,708,921    $335,663,187     $224,109,716     $ 236,877,175    $ 1,385,279,923
                                 -------------    -------------    -------------    -------------    ---------------
                                 -------------    -------------    -------------    -------------    ---------------

See Notes to Financial Statements


                                                           CORE TRUST (DELAWARE)

                                                                    MAY 31, 1998

- ------------------------------------------------------------------------------

                                                                LARGE             SMALL            SMALL            SMALL
                           INCOME          DISCIPLINED         COMPANY             CAP            COMPANY            CAP
                           EQUITY            GROWTH            GROWTH             INDEX            STOCK            VALUE
                          PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
                       ---------------    -------------    ---------------    -------------    -------------    -------------
ASSETS:
 Investments (Note
     2):
  Investments at
      cost..........   $ 1,181,107,714    $ 119,608,219    $   555,644,481    $ 128,934,743    $ 209,732,751    $  97,975,312
  Repurchase
      agreements at
      cost..........                 -                -                  -                -                -                -
  Net unrealized
      appreciation
   (depreciation)...       798,435,839       11,172,163        526,694,218       (6,355,843)      15,925,772        5,377,263
                       ---------------    -------------    ---------------    -------------    -------------    -------------
 TOTAL INVESTMENTS
     AT VALUE.......     1,979,543,553      130,780,382      1,082,338,699      122,578,900      225,658,523      103,352,575
 Collateral for
     securities
     loaned (Notes 2
     and 7).........       325,802,261       37,358,714        268,977,623       13,829,403       37,526,093       13,878,587
 Cash...............                 -                -                  -                -                -                -
 Net receivable for
     forward foreign
     currency
     contracts......                 -                -                  -                -                -                -
 Receivable for
     investments
     sold...........                 -                -                  -                -        1,947,711        1,723,884
 Receivable for
     dividends, and
     interest and
     other
     receivables....         5,739,941           95,910            277,803           61,015           23,103           33,670
 Organization Costs,
     net of
     amortization
     (Note 2).......            11,841                -             11,681                -            3,135                -
                       ---------------    -------------    ---------------    -------------    -------------    -------------
TOTAL ASSETS........     2,311,097,596      168,235,006      1,351,605,806      136,469,318      265,158,565      118,988,716
                       ---------------    -------------    ---------------    -------------    -------------    -------------
LIABILITIES:
 Payable for
     investments
     purchased......        28,624,638                -                  -           63,009        2,554,238          743,479
 Payable for
     securities
     loaned (Notes 2
     and 7).........       325,802,261       37,358,714        268,977,623       13,829,403       37,526,093       13,878,587
 Payable for daily
     variation
     margin on
     financial
     futures
     contracts (Note
     2).............                 -                -                  -           29,275                -                -
 Payable to
     custodian (Note
     3).............            18,011            2,089             10,603            2,025            3,276            1,782
 Payable to
     investment
     adviser (Note
     3).............           836,844           99,859            606,379           26,669          180,220           85,953
 Payable to
     administrator
     (Note 3).......             4,389            3,539              4,844            5,555            4,359            2,997
 Accrued expenses
     and other
     liabilities....             9,320            5,586              8,236           20,937           21,676            6,069
                       ---------------    -------------    ---------------    -------------    -------------    -------------
TOTAL LIABILITIES...       355,295,463       37,469,787        269,607,685       13,976,873       40,289,862       14,718,867
                       ---------------    -------------    ---------------    -------------    -------------    -------------
NET ASSETS..........   $ 1,955,802,133    $ 130,765,219    $ 1,081,998,121    $ 122,492,445    $ 224,868,703    $ 104,269,849
                       ---------------    -------------    ---------------    -------------    -------------    -------------
                       ---------------    -------------    ---------------    -------------    -------------    -------------


                          SMALL            SMALL
                         COMPANY          COMPANY
                          VALUE           GROWTH         INTERNATIONAL
                        PORTFOLIO        PORTFOLIO         PORTFOLIO
                      -------------    -------------    ---------------
ASSETS:
 Investments (Note
     2):
  Investments at
      cost..........  $ 132,400,943    $ 754,874,797    $  753,906,482
  Repurchase
      agreements at
      cost..........              -                -                 -
  Net unrealized
      appreciation
   (depreciation)...     15,120,905      141,601,029       202,916,655
                      -------------    -------------    ---------------
 TOTAL INVESTMENTS
     AT VALUE.......    147,521,848      896,475,826       956,823,137
 Collateral for
     securities
     loaned (Notes 2
     and 7).........     17,596,912                -       178,898,445
 Cash...............              -                -        15,111,999
 Net receivable for
     forward foreign
     currency
     contracts......              -                -         1,576,307
 Receivable for
     investments
     sold...........              -        6,880,944         1,827,558
 Receivable for
     dividends, and
     interest and
     other
     receivables....        144,631           99,793         2,794,106
 Organization Costs,
     net of
     amortization
     (Note 2).......          2,884            2,923             8,821
                      -------------    -------------    ---------------
TOTAL ASSETS........    165,266,275      903,459,486     1,157,040,373
                      -------------    -------------    ---------------
LIABILITIES:
 Payable for
     investments
     purchased......              -        8,637,161        26,406,076
 Payable for
     securities
     loaned (Notes 2
     and 7).........     17,596,912                -       178,898,445
 Payable for daily
     variation
     margin on
     financial
     futures
     contracts (Note
     2).............              -                -                 -
 Payable to
     custodian (Note
     3).............          2,346            9,272            42,049
 Payable to
     investment
     adviser (Note
     3).............        115,298          719,778           347,373
 Payable to
     administrator
     (Note 3).......          5,167            7,014           121,755
 Accrued expenses
     and other
     liabilities....         21,107           23,141            39,089
                      -------------    -------------    ---------------
TOTAL LIABILITIES...     17,740,830        9,396,366       205,854,787
                      -------------    -------------    ---------------
NET ASSETS..........  $ 147,525,445    $ 894,063,120    $  951,185,586
                      -------------    -------------    ---------------
                      -------------    -------------    ---------------


                                                          CORE TRUST (DELAWARE)

 STATEMENTS OF OPERATIONS

- ------------------------------------------------------------------------------

                                                   MANAGED
                                    STABLE          FIXED          POSITIVE       STRATEGIC
                                    INCOME          INCOME       RETURN BOND     VALUE BOND         INDEX
                                  PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                 ------------    ------------    ------------    -----------    -------------
INVESTMENT INCOME
 Dividend income..............   $          -    $         -     $         -     $        -     $  17,573,083
 Interest income..............     14,372,161     19,333,965      12,690,152      7,956,239         2,373,273
 Securities lending income
     (Note 2).................         32,479         18,239          88,818         28,889           379,207
                                 ------------    ------------    ------------    -----------    -------------
TOTAL INVESTMENT INCOME.......     14,404,640     19,352,204      12,778,970      7,985,128        20,325,563
                                 ------------    ------------    ------------    -----------    -------------
EXPENSES:
 Advisory (Note 3)............        682,043        975,529         727,322        601,240         1,709,358
 Administration (Note 3)......        131,004        155,632         120,200         60,122           652,010
 Custody (Note 3).............         37,735         42,809          35,714         20,709           128,957
 Accounting (Note 3)..........         94,000         88,000          60,500         49,500           142,000
 Legal........................          1,912          2,220           1,793          1,254            17,521
 Audit........................         15,968         15,968          15,968         14,500            34,023
 Trustees.....................          1,594          1,647           1,626            725             3,110
 Amortization of organization
     costs (Note 2)...........          2,234          2,221           2,221              -             6,072
 Miscellaneous................          8,541          8,392           2,201          2,778            67,941
                                 ------------    ------------    ------------    -----------    -------------
TOTAL EXPENSES................        975,031      1,292,418         967,545        750,828         2,760,992
  FEES WAIVED (Note 4)........       (127,246)      (153,576)       (117,575)       (56,068)         (648,264)
                                 ------------    ------------    ------------    -----------    -------------
NET EXPENSES..................        847,785      1,138,842         849,970        694,760         2,112,728
                                 ------------    ------------    ------------    -----------    -------------
NET INVESTMENT INCOME
    (LOSS)....................     13,556,855     18,213,362      11,929,000      7,290,368        18,212,835
                                 ------------    ------------    ------------    -----------    -------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) FROM
    INVESTMENTS:
 Net Realized Gain (Loss) from
   Securities.................        423,040      2,891,576       6,562,062         67,326        30,466,020
   Foreign currency
       transactions...........              -              -               -              -                 -
   Financial futures
       transactions...........              -              -               -              -        10,111,823
                                 ------------    ------------    ------------    -----------    -------------
 Net Realized Gain (Loss) from
     investments..............        423,040      2,891,576       6,562,062         67,326        40,577,843
 Net Change in Unrealized
     Appreciation
     (Depreciation) from
   Securities.................        333,836      5,029,200      13,771,972      1,829,598       232,903,674
   Foreign currency
       transactions...........              -              -               -              -                 -
   Financial futures
       transactions...........              -              -               -              -          (587,949)
                                 ------------    ------------    ------------    -----------    -------------
 Net Change in Unrealized
     Appreciation
     (Depreciation) from
     Investments..............        333,836      5,029,200      13,771,972      1,829,598       232,315,725
                                 ------------    ------------    ------------    -----------    -------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) FROM
    INVESTMENTS...............        756,876      7,920,776      20,334,034      1,896,924       272,893,568
                                 ------------    ------------    ------------    -----------    -------------
INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS................   $ 14,313,731    $26,134,138     $32,263,034     $9,187,292     $ 291,106,403
                                 ------------    ------------    ------------    -----------    -------------
                                 ------------    ------------    ------------    -----------    -------------
(a) Beginning of Period.......   Jun 1, 1997     Jun 1, 1997     Jun 1, 1997     Oct 1, 1997     Jun 1, 1997
(b) Net of unrecoverable
    foreign withholding taxes
    of $1,559,177

See accompanying Notes to Financial Statements

                                                           CORE TRUST (DELAWARE)

                                           FOR THE PERIOD ENDED MAY 31, 1998 (a)

- ------------------------------------------------------------------------------

                                    INCOME        DISCIPLINED     LARGE COMPANY     SMALL CAP      SMALL COMPANY     SMALL CAP
                                    EQUITY           GROWTH          GROWTH           INDEX            STOCK           VALUE
                                  PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                --------------   --------------   -------------   --------------   -------------   --------------
INVESTMENT INCOME
 Dividend income..............  $   33,794,578   $     941,034    $  5,487,382    $     113,563    $  1,070,726    $     341,645
 Interest income..............       1,311,997         226,497         523,451          168,627       1,000,834          207,609
 Securities lending income
     (Note 2).................         256,026          15,873         421,025            3,032         221,189            7,746
                                --------------   --------------   -------------   --------------   -------------   --------------
TOTAL INVESTMENT INCOME.......      35,362,601       1,183,404       6,431,858          285,222       2,292,749          557,000
                                --------------   --------------   -------------   --------------   -------------   --------------
EXPENSES:
 Advisory (Note 3)............       7,756,161         679,865       6,448,644           45,748       3,024,869          580,454
 Administration (Note 3)......         860,981          37,764         576,913            9,156         197,912           30,550
 Custody (Note 3).............         170,123          14,658         114,210            3,471          48,610           12,174
 Accounting (Note 3)..........          77,500          49,500          79,500           24,067          75,000           47,000
 Legal........................          12,639           1,093           8,595               66           4,082              898
 Audit........................          16,285          13,500          14,968           14,500          27,859           13,500
 Trustees.....................           3,564             684           2,940              300           1,843              668
 Amortization of organization
     costs (Note 2)...........           2,963               -           2,917                -           2,088                -
 Miscellaneous................          15,980           2,051          10,127              792           7,733            2,612
                                --------------   --------------   -------------   --------------   -------------   --------------
TOTAL EXPENSES................       8,916,196         799,115       7,258,814           98,100       3,389,996          687,856
  FEES WAIVED (Note 4)........        (856,592)        (34,231)       (572,067)          (3,594)       (193,557)         (27,553)
                                --------------   --------------   -------------   --------------   -------------   --------------
NET EXPENSES..................       8,059,604         764,884       6,686,747           94,506       3,196,439          660,303
                                --------------   --------------   -------------   --------------   -------------   --------------
NET INVESTMENT INCOME
    (LOSS)....................      27,302,997         418,520        (254,889)         190,716        (903,690)        (103,303)
                                --------------   --------------   -------------   --------------   -------------   --------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) FROM
    INVESTMENTS:
 Net Realized Gain (Loss) from
   Securities.................      21,124,145      (4,466,320)    103,483,455             (887)     75,015,565       (2,328,929)
   Foreign currency
       transactions...........               -               -               -                -               -                -
   Financial futures
       transactions...........               -               -               -          (30,973)              -                -
                                --------------   --------------   -------------   --------------   -------------   --------------
 Net Realized Gain (Loss) from
     investments..............      21,124,145      (4,466,320)    103,483,455          (31,860)     75,015,565       (2,328,929)
 Net Change in Unrealized
     Appreciation
     (Depreciation) from
   Securities.................     331,743,519      11,172,163     175,686,535       (6,355,843)    (41,102,519)       5,377,263
   Foreign currency
       transactions...........               -               -               -                -               -                -
   Financial futures
       transactions...........               -               -               -         (374,725)              -                -
                                --------------   --------------   -------------   --------------   -------------   --------------
 Net Change in Unrealized
     Appreciation
     (Depreciation) from
     Investments..............     331,743,519      11,172,163     175,686,535       (6,730,568)    (41,102,519)       5,377,263
                                --------------   --------------   -------------   --------------   -------------   --------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) FROM
    INVESTMENTS...............     352,867,664       6,705,843     279,169,990       (6,762,428)     33,913,046        3,048,334
                                --------------   --------------   -------------   --------------   -------------   --------------
INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS................  $  380,170,661   $   7,124,363    $278,915,101    $  (6,571,712)   $ 33,009,356    $   2,945,031
                                --------------   --------------   -------------   --------------   -------------   --------------
                                --------------   --------------   -------------   --------------   -------------   --------------
(a) Beginning of Period.......   Jun 1, 1997      Oct 1, 1997      Jun 1, 1997     Apr 9, 1998      Jun 1, 1997     Oct 1, 1997
(b) Net of unrecoverable
    foreign withholding taxes
    of $1,559,177

                                   SMALL
                                  COMPANY      SMALL COMPANY
                                   VALUE          GROWTH       INTERNATIONAL
                                 PORTFOLIO       PORTFOLIO       PORTFOLIO
                                ------------   -------------   -------------
INVESTMENT INCOME
 Dividend income..............  $ 2,589,822    $  2,332,991    $ 11,873,542(b)
 Interest income..............      206,113       2,124,402       3,941,336
 Securities lending income
     (Note 2).................      107,342               -         365,494
                                ------------   -------------   -------------
TOTAL INVESTMENT INCOME.......    2,903,277       4,457,393      16,180,372
                                ------------   -------------   -------------
EXPENSES:
 Advisory (Note 3)............    1,558,410       7,752,366       3,832,528
 Administration (Note 3)......      101,259         486,767       1,209,182
 Custody (Note 3).............       30,974         101,137         511,866
 Accounting (Note 3)..........       74,000          78,000         121,500
 Legal........................        2,416           8,285           9,665
 Audit........................       26,542          32,359          44,573
 Trustees.....................        1,515           2,611           2,676
 Amortization of organization
     costs (Note 2)...........        1,920           1,944           6,072
 Miscellaneous................        7,597          13,515          42,163
                                ------------   -------------   -------------
TOTAL EXPENSES................    1,804,633       8,476,984       5,780,225
  FEES WAIVED (Note 4)........      (96,092)       (479,752)       (117,141)
                                ------------   -------------   -------------
NET EXPENSES..................    1,708,541       7,997,232       5,663,084
                                ------------   -------------   -------------
NET INVESTMENT INCOME
    (LOSS)....................    1,194,736      (3,539,839)     10,517,288
                                ------------   -------------   -------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) FROM
    INVESTMENTS:
 Net Realized Gain (Loss) from
   Securities.................   49,410,647     157,449,385      15,722,123
   Foreign currency
       transactions...........            -               -       3,063,593
   Financial futures
       transactions...........            -               -               -
                                ------------   -------------   -------------
 Net Realized Gain (Loss) from
     investments..............   49,410,647     157,449,385      18,785,716
 Net Change in Unrealized
     Appreciation
     (Depreciation) from
   Securities.................    1,904,286      (8,948,010)     76,972,797
   Foreign currency
       transactions...........            -               -       2,006,982
   Financial futures
       transactions...........            -               -               -
                                ------------   -------------   -------------
 Net Change in Unrealized
     Appreciation
     (Depreciation) from
     Investments..............    1,904,286      (8,948,010)     78,979,779
                                ------------   -------------   -------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) FROM
    INVESTMENTS...............   51,314,933     148,501,375      97,765,495
                                ------------   -------------   -------------
INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS................  $52,509,669    $144,961,536    $108,282,783
                                ------------   -------------   -------------
                                ------------   -------------   -------------
(a) Beginning of Period.......  Jun 1, 1997     Jun 1, 1997     Jun 1, 1997
(b) Net of unrecoverable
    foreign withholding taxes
    of $1,559,177

                                                           CORE TRUST (DELAWARE)

 STATEMENTS OF CHANGES IN NET ASSETS

- ------------------------------------------------------------------------------

                                                                                      STRATEGIC
                                    STABLE        MANAGED FIXED      POSITIVE           VALUE
                                    INCOME           INCOME         RETURN BOND         BOND              INDEX
                                   PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                 -------------    -------------    -------------    -------------    ---------------
NET ASSETS, MAY 31, 1996......   $           -    $          -     $          -     $          -     $   360,469,155
                                 -------------    -------------    -------------    -------------    ---------------
OPERATIONS
 Net investment income........               -               -                -                -           7,998,685
 Net realized gain on
     investments sold.........               -               -                -                -          11,395,983
 Net change in unrealized
     appreciation on
     investments..............               -               -                -                -          85,427,079
                                 -------------    -------------    -------------    -------------    ---------------
 Net increase in net assets
     resulting from
     operations...............               -               -                -                -         104,821,747
                                 -------------    -------------    -------------    -------------    ---------------
TRANSACTIONS IN INVESTORS'
    BENEFICIAL INTERESTS
 Contributions................               -               -                -                -          41,212,190
 Withdrawals..................               -               -                -                -         (50,510,474)
                                 -------------    -------------    -------------    -------------    ---------------
 Net increase (decrease) from
     transactions in
     investors' beneficial
     interest.................               -               -                -                -          (9,298,284)
                                 -------------    -------------    -------------    -------------    ---------------
NET INCREASE IN NET ASSETS....               -               -                -                -          95,523,463
                                 -------------    -------------    -------------    -------------    ---------------
NET ASSETS, MAY 31, 1997
    (a).......................               -               -                -                -         455,992,618
                                 -------------    -------------    -------------    -------------    ---------------
OPERATIONS
 Net investment income
     (loss)...................      13,556,855      18,213,362       11,929,000        7,290,368          18,212,835
 Net realized gain (loss) on
     investments sold.........         423,040       2,891,576        6,562,062           67,326          40,577,843
 Net change in unrealized
     appreciation
     (depreciation) on
     investments..............         333,836       5,029,200       13,771,972        1,829,598         232,315,725
                                 -------------    -------------    -------------    -------------    ---------------
NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS................      14,313,731      26,134,138       32,263,034        9,187,292         291,106,403
                                 -------------    -------------    -------------    -------------    ---------------
TRANSACTIONS IN INVESTORS'
    BENEFICIAL INTERESTS
 Contributions (Note 9).......     329,276,657     374,891,352      255,480,588      254,050,881         791,000,962
 Withdrawals..................     (84,881,467)    (65,362,303)     (63,633,906)     (26,360,998)       (152,820,060)
                                 -------------    -------------    -------------    -------------    ---------------
 Net increase from
     transactions in
     investors' beneficial
     interest.................     244,395,190     309,529,049      191,846,682      227,689,883         638,180,902
                                 -------------    -------------    -------------    -------------    ---------------
NET INCREASE IN NET ASSETS....     258,708,921     335,663,187      224,109,716      236,877,175         929,287,305
                                 -------------    -------------    -------------    -------------    ---------------
NET ASSETS, MAY 31, 1998......   $ 258,708,921    $335,663,187     $224,109,716     $236,877,175     $ 1,385,279,923
                                 -------------    -------------    -------------    -------------    ---------------
                                 -------------    -------------    -------------    -------------    ---------------
(a) Beginning of Period.......    Jun 1, 1997      Jun 1, 1997      Jun 1, 1997      Oct 1, 1997       Jun 1, 1997

See accompanying Notes to Financial Statements

                                                           CORE TRUST (DELAWARE)

                            FOR THE YEARS OR PERIODS ENDED MAY 31, 1997 AND 1998

- ------------------------------------------------------------------------------

                                     INCOME          DISCIPLINED      LARGE COMPANY       SMALL CAP      SMALL COMPANY
                                     EQUITY            GROWTH            GROWTH             INDEX            STOCK
                                    PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO
                                 ---------------    -------------    ---------------    -------------    --------------
NET ASSETS, MAY 31, 1996......   $             -    $          -     $             -    $          -     $           -
                                 ---------------    -------------    ---------------    -------------    --------------
OPERATIONS
 Net investment income........                 -               -                   -               -                 -
 Net realized gain on
     investments sold.........                 -               -                   -               -                 -
 Net change in unrealized
     appreciation on
     investments..............                 -               -                   -               -                 -
                                 ---------------    -------------    ---------------    -------------    --------------
 Net increase in net assets
     resulting from
     operations...............                 -               -                   -               -                 -
                                 ---------------    -------------    ---------------    -------------    --------------
TRANSACTIONS IN INVESTORS'
    BENEFICIAL INTERESTS
 Contributions................                 -               -                   -               -                 -
 Withdrawals..................                 -               -                   -               -                 -
                                 ---------------    -------------    ---------------    -------------    --------------
 Net increase (decrease) from
     transactions in
     investors' beneficial
     interest.................                 -               -                   -               -                 -
                                 ---------------    -------------    ---------------    -------------    --------------
NET INCREASE IN NET ASSETS....                 -               -                   -               -                 -
                                 ---------------    -------------    ---------------    -------------    --------------
NET ASSETS, MAY 31, 1997
    (a).......................                 -               -                   -               -                 -
                                 ---------------    -------------    ---------------    -------------    --------------
OPERATIONS
 Net investment income
     (loss)...................        27,302,997         418,520            (254,889)        190,716          (903,690)
 Net realized gain (loss) on
     investments sold.........        21,124,145      (4,466,320)        103,483,455         (31,860)       75,015,565
 Net change in unrealized
     appreciation
     (depreciation) on
     investments..............       331,743,519      11,172,163         175,686,535      (6,730,568)      (41,102,519)
                                 ---------------    -------------    ---------------    -------------    --------------
NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS................       380,170,661       7,124,363         278,915,101      (6,571,712)       33,009,356
                                 ---------------    -------------    ---------------    -------------    --------------
TRANSACTIONS IN INVESTORS'
    BENEFICIAL INTERESTS
 Contributions (Note 9).......     1,656,178,203     127,393,238       1,039,939,974     130,179,195       462,417,317
 Withdrawals..................       (80,546,731)     (3,752,382)       (236,856,954)     (1,115,038)     (270,557,970)
                                 ---------------    -------------    ---------------    -------------    --------------
 Net increase from
     transactions in
     investors' beneficial
     interest.................     1,575,631,472     123,640,856         803,083,020     129,064,157       191,859,347
                                 ---------------    -------------    ---------------    -------------    --------------
NET INCREASE IN NET ASSETS....     1,955,802,133     130,765,219       1,081,998,121     122,492,445       224,868,703
                                 ---------------    -------------    ---------------    -------------    --------------
NET ASSETS, MAY 31, 1998......   $ 1,955,802,133    $130,765,219     $ 1,081,998,121    $122,492,445     $ 224,868,703
                                 ---------------    -------------    ---------------    -------------    --------------
                                 ---------------    -------------    ---------------    -------------    --------------
(a) Beginning of Period.......     Jun 1, 1997       Oct 1, 1997       Jun 1, 1997       Apr 9, 1998      Jun 1, 1997


                                  SMALL CAP      SMALL COMPANY    SMALL COMPANY
                                    VALUE            VALUE            GROWTH        INTERNATIONAL
                                  PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                -------------    -------------    --------------    --------------
NET ASSETS, MAY 31, 1996......  $          -     $          -     $           -     $ 439,815,157
                                -------------    -------------    --------------    --------------
OPERATIONS
 Net investment income........             -                -                 -         7,278,121
 Net realized gain on
     investments sold.........             -                -                 -        11,031,767
 Net change in unrealized
     appreciation on
     investments..............             -                -                 -        41,949,537
                                -------------    -------------    --------------    --------------
 Net increase in net assets
     resulting from
     operations...............             -                -                 -        60,259,425
                                -------------    -------------    --------------    --------------
TRANSACTIONS IN INVESTORS'
    BENEFICIAL INTERESTS
 Contributions................             -                -                 -       108,485,326
 Withdrawals..................             -                -                 -       (69,263,029)
                                -------------    -------------    --------------    --------------
 Net increase (decrease) from
     transactions in
     investors' beneficial
     interest.................             -                -                 -        39,222,297
                                -------------    -------------    --------------    --------------
NET INCREASE IN NET ASSETS....             -                -                 -        99,481,722
                                -------------    -------------    --------------    --------------
NET ASSETS, MAY 31, 1997
    (a).......................             -                -                 -       539,296,879
                                -------------    -------------    --------------    --------------
OPERATIONS
 Net investment income
     (loss)...................      (103,303)       1,194,736        (3,539,839)       10,517,288
 Net realized gain (loss) on
     investments sold.........    (2,328,929)      49,410,647       157,449,385        18,785,716
 Net change in unrealized
     appreciation
     (depreciation) on
     investments..............     5,377,263        1,904,286        (8,948,010)       78,979,779
                                -------------    -------------    --------------    --------------
NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS................     2,945,031       52,509,669       144,961,536       108,282,783
                                -------------    -------------    --------------    --------------
TRANSACTIONS IN INVESTORS'
    BENEFICIAL INTERESTS
 Contributions (Note 9).......   109,215,794      182,821,915       893,179,444       406,915,054
 Withdrawals..................    (7,890,976)     (87,806,139)     (144,077,860)     (103,309,130)
                                -------------    -------------    --------------    --------------
 Net increase from
     transactions in
     investors' beneficial
     interest.................   101,324,818       95,015,776       749,101,584       303,605,924
                                -------------    -------------    --------------    --------------
NET INCREASE IN NET ASSETS....   104,269,849      147,525,445       894,063,120       411,888,707

                                 -------------    -------------    --------------    --------------
NET ASSETS, MAY 31, 1998......  $104,269,849     $147,525,445     $ 894,063,120     $ 951,185,586
                                -------------    -------------    --------------    --------------
                                -------------    -------------    --------------    --------------
(a) Beginning of Period.......   Oct 1, 1997      Jun 1, 1997      Jun 1, 1997       Jun 1, 1997

                                                           CORE TRUST (DELAWARE)

 FINANCIAL HIGHLIGHTS

- ------------------------------------------------------------------------------

                                                           RATIO TO
                                                            AVERAGE
                                                         NET ASSETS(a)
                                          -------------------------------------------
                                             NET
                                          INVESTMENT                                     PORTFOLIO    AVERAGE
                                            INCOME          NET                          TURNOVER    COMMISSION
                                            (LOSS)       EXPENSES      GROSS EXPENSES      RATE       RATE(b)
                                          ----------    -----------    --------------    --------    ----------
 STABLE INCOME PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  June 1, 1997(c) to May 31, 1998.......    5.96%          0.37%           0.43%          37.45%          N/A
 MANAGED FIXED INCOME PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  June 1, 1997(c) to May 31, 1998.......    6.53%          0.41%           0.46%          91.59%          N/A
 POSITIVE RETURN BOND PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  June 1, 1997(c) to May 31, 1998.......    5.74%          0.41%           0.47%          68.18%          N/A
 STRATEGIC VALUE BOND PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  October 1, 1997(c) to May 31, 1998....    6.06%          0.58%           0.62%         134.56%          N/A
 INDEX PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  June 1, 1997 to May 31, 1998..........    1.60%          0.19%           0.24%           6.68%      $0.0339
  June 1, 1996 to May 31, 1997..........    2.03%          0.11%           0.31%           7.29%       0.0444
  November 1, 1995 to May 31, 1996......    2.35%          0.17%           0.32%           7.21%       0.0501
  November 11, 1994(c) to October 31,
    1995................................    2.42%          0.17%           0.33%           7.73%          N/A
 INCOME EQUITY PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  June 1, 1997(c) to May 31, 1998.......    1.76%          0.52%           0.57%           3.49%      $0.0585
 DISCIPLINED GROWTH PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  October 1, 1997(c) to May 31, 1998....    0.55%          1.01%           1.06%          68.08%      $0.0553
 LARGE COMPANY GROWTH PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  June 1, 1997(c) to May 31, 1998.......   (0.03%)         0.67%           0.73%          13.03%      $0.0552
 SMALL CAP INDEX PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  April 9, 1998(c) to May 31, 1998......    1.04%          0.52%           0.54%           2.25%      $0.0199
 SMALL COMPANY STOCK PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  June 1, 1997(c) to May 31, 1998.......   (0.27%)         0.95%           1.01%         166.16%      $0.0616
 SMALL CAP VALUE PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  October 1, 1997(c) to May 31, 1998....   (0.17%)         1.08%           1.13%          79.43%      $0.0556
 SMALL COMPANY VALUE PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  June 1, 1997(c) to May 31, 1998.......    0.69%          0.99%           1.04%          99.08%      $0.0522
 SMALL COMPANY GROWTH PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  June 1, 1997(c) to May 31, 1998.......   (0.41%)         0.93%           0.98%         123.36%      $0.0567
 INTERNATIONAL PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
  June 1, 1997 to May 31, 1998..........    1.23%          0.66%           0.68%          36.96%      $0.0194
  June 1, 1996 to May 31, 1997..........    1.53%          0.19%           0.67%          53.32%       0.0244
  November 1, 1995 to May 31, 1996......    1.75%          0.23%           0.68%          17.58%       0.0247
  November 11, 1994(c) to October 31,
    1995................................    1.94%          0.25%           0.70%          28.19%          N/A

- ------------------------------
(a) Ratios for periods of less than one year are annualized

(b) For fiscal years ending after September 1, 1995, the Portfolios are required to disclose average commissions per share paid to brokers on the purchase and sale of equity securities

(c) Commencement of operations

                                                           CORE TRUST (DELAWARE)

 NOTES TO FINANCIAL STATEMENTS                                      MAY 31, 1998

--------------------------------------------------------------------------------

 NOTE 1. ORGANIZATION

Core Trust (Delaware) ("Core Trust"), organized as a Delaware business trust, was formed on September 1, 1994. Core Trust, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "Act"), currently has twenty-one separate investment portfolios. These financial statements relate to the following fourteen diversified portfolios (each a "Portfolio" and collectively the "Portfolios"), which commenced operations on the following dates:

Stable Income Portfolio.................  June 1, 1997
Managed Fixed Income Portfolio..........  June 1, 1997
Positive Return Bond Portfolio..........  June 1, 1997
Strategic Value Bond Portfolio..........  October 1, 1997
Index Portfolio.........................  November 11, 1994
Income Equity Portfolio.................  June 1, 1997
Disciplined Growth Portfolio............  October 1, 1997
Large Company Growth Portfolio..........  June 1, 1997
Small Cap Index Portfolio...............  April 9, 1998
Small Company Stock Portfolio...........  June 1, 1997
Small Cap Value Portfolio...............  October 1, 1997
Small Company Value Portfolio...........  June 1, 1997
Small Company Growth Portfolio..........  June 1, 1997
International Portfolio.................  November 11, 1994

On June 1, 1997, the following transactions occurred (1) Small Company Portfolio was divided into Small Company Stock Portfolio, Small Company Value Portfolio and Small Company Growth Portfolio; its assets were divided by investment style; and (2) International Portfolio merged into another portfolio of Core Trust, International Portfolio II. The combined portfolio was named International Portfolio.

Interests in the Portfolios are sold without any sales charge in private placement transactions to qualified investors, including open-end management investment companies.

 NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates. The following represents significant accounting policies of the
Portfolios:

SECURITIES VALUATION--Short-term securities that mature in sixty days or less are valued at amortized cost. Equity securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and ask price is used. If no mean price is available, the last bid price is used. Fixed income and other securities, for which market quotations are readily available, are valued using the mean of the bid and ask prices provided by independent pricing services. If no mean price is available, the last bid price is used. In the absence of readily available market quotations, securities are valued at fair value determined in accordance with procedures adopted by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. With respect to dividends on foreign securities, certain instances may arise where a Portfolio is not notified of a dividend until after the ex-dividend date has passed. In these instances a dividend is recorded as soon as the Portfolio is informed of the dividend. Dividend income is recorded net of unrecoverable withholding tax. Interest income, including amortization of premium or accretion of discount is recorded as earned. Identified cost of investments sold is used to determine realized gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gains and losses are converted to U.S. dollars using foreign exchange rates in effect at the date of the transactions.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

International Portfolio may enter into forward contracts to purchase or sell foreign currencies to protect against the effect on the U.S. dollar value of the underlying portfolio of possible adverse movements in foreign exchange rates. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded as unrealized gain or loss; realized gain or loss include net gain or loss on contracts that have terminated by settlement or by the Portfolio entering into offsetting commitments.

                                                           CORE TRUST (DELAWARE)

 NOTES TO FINANCIAL STATEMENTS  (CONTINUED)                         MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FUTURES CONTRACTS--Each Portfolio may invest in stock index futures contracts to enhance its return and hedge against a decline in the value of securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

REPURCHASE AGREEMENTS--Each Portfolio may invest in repurchase agreements. Each Portfolio, through its custodian, receives delivery of the underlying collateral, whose market value must always equal or exceed the repurchase price. The investment adviser is responsible for determining the value of the underlying collateral at all times. In the event of default, the Portfolios may have difficulty with the disposition of any securities held as collateral.

SECURITY LOANS--The Portfolios receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Portfolio also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral equal to at least 102% of the market value of the securities loaned plus accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Portfolio.

ORGANIZATIONAL COSTS--The costs incurred by Stable Income Portfolio, Managed Fixed Income Portfolio, Positive Return Bond Portfolio, Index Portfolio, Income Equity Portfolio, Large Company Growth Portfolio, Small Company Stock Portfolio, Small Company Value Portfolio, Small Company Growth Portfolio and International Portfolio in connection with their organization have been capitalized and are being amortized using the straight line method over a five year period beginning on the commencement of each Portfolio's operations.

EXPENSE ALLOCATION--Core Trust accounts separately for the assets and liabilities and operations of each Portfolio. Expenses that are directly attributable to more than one Portfolio are allocated among the respective Portfolios in proportion to each Portfolio's net assets.

 NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER--The investment adviser of each Portfolio, except International Portfolio, is Norwest Investment Management, Inc. ("Adviser"), an indirect subsidiary of Norwest Corporation. The investment adviser of International Portfolio is Schroder Capital Management International Inc. ("Schroder"). Schroder is a wholly owned U.S. subsidiary of Schroders Incorporated, the wholly owned U.S. holding company subsidiary of Schroders PLC. The Adviser has retained the services of certain of its affiliates as investment subadvisers (Galliard Capital Management, Inc., Crestone Capital Management, Inc., Peregrine Capital Management, Inc., and Smith Asset Management, Inc.) on selected Portfolios. The fees related to subadvisory services are borne directly by the Adviser and do not increase the overall fees paid by the Portfolios to the Adviser. The investment advisory fee and the associated subadviser are as follows:

                                            INVESTMENT
                                           ADVISORY FEE              SUBADVISER
                                          --------------   ------------------------------
                                                           Galliard Capital Management,
Stable Income Portfolio.................           0.30%   Inc.
                                                           Galliard Capital Management,
Managed Fixed Income Portfolio..........           0.35%   Inc.
                                                           Peregrine Capital Management,
Positive Return Bond Portfolio..........           0.35%   Inc.
                                                           Galliard Capital Management,
Strategic Value Bond Portfolio..........           0.50%   Inc.
Index Portfolio.........................           0.15%   -
Income Equity Portfolio.................           0.50%   -
Disciplined Growth Portfolio............           0.90%   Smith Asset Management, Inc.
                                                           Peregrine Capital Management,
Large Company Growth Portfolio..........           0.65%   Inc.
Small Cap Index Portfolio...............           0.25%   -
                                                           Crestone Capital Management,
Small Company Stock Portfolio...........           0.90%   Inc.
Small Cap Value Portfolio...............           0.95%   Smith Asset Management, Inc.
                                                           Peregrine Capital Management,
Small Company Value Portfolio...........           0.90%   Inc.
                                                           Peregrine Capital Management,
Small Company Growth Portfolio..........           0.90%   Inc.
International Portfolio.................           0.45%   -

ADMINISTRATIVE AND OTHER SERVICES--Forum Administrative Services, LLC ("FAdS") is the administrator to Core Trust and receives a fee with respect to each Portfolio (other than the International Portfolio) at an annual rate of 0.05% of the Portfolio's average daily net assets. With respect to International Portfolio, FAdS receives a fee at an annual rate of 0.15% of the Portfolio's average daily net assets. In addition, for the year ended May 31, 1998, certain legal expenses were charged to the Portfolios by FAdS aggregating $7,889.

                                                           CORE TRUST (DELAWARE)

 NOTES TO FINANCIAL STATEMENTS  (CONTINUED)                         MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH
AFFILIATES (CONTINUED)

Norwest Bank Minnesota, N.A. ("Norwest") serves as the custodian for each Portfolio and may appoint certain subcustodians to custody those portfolios' foreign securities and other assets held in foreign countries. Norwest receives a fee with respect to each Portfolio (other than International Portfolio) at an annual rate of 0.02% of the first $100 million of the Portfolio's average daily net assets, 0.015% of the next $100 million of the Portfolio's average daily net assets and 0.01% of the remaining Portfolio's average daily net assets. With respect to International Portfolio Norwest receives a fee at an annual rate of 0.07% of the Portfolio's average daily net assets. Norwest also receives transaction fees for providing services in connection with the securities lending program.

OTHER SERVICE PROVIDER--Forum Accounting Services, LLC, an affiliate of FAdS, provides portfolio accounting and interestholder recordkeeping services to each Portfolio.

 NOTE 4. WAIVERS

For the year ended May 31, 1998, fees waived by the Portfolios' service providers were as follows:

                                           FEES WAIVED
                                             BY FADS
                                          --------------
Stable Income Portfolio.................      $ 127,246
Managed Fixed Income Portfolio..........        153,576
Positive Return Bond Portfolio..........        117,575
Strategic Value Bond Portfolio..........         56,068
Index Portfolio.........................        648,264
Income Equity Portfolio.................        856,592
Disciplined Growth Portfolio............         34,231
Large Company Growth Portfolio..........        572,067
Small Cap Index Portfolio...............          3,594
Small Company Stock Portfolio...........        193,557
Small Cap Value Portfolio...............         27,553
Small Company Value Portfolio...........         96,092
Small Company Growth Portfolio..........        479,752
International Portfolio.................              -

Schroder waived investment advisory fees of $117,141 for International
Portfolio.

 NOTE 5. FEDERAL INCOME TAXES

The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gain and loss of the Portfolios are deemed to have been "passed through" to the interestholders in proportion to their holdings of the Portfolios regardless of whether such interest, dividends or gain have been distributed by the Portfolios.

The Portfolios use the "aggregate method" (as described in the applicable regulation under the Internal Revenue Code) for allocation of capital gains and losses to interestholders. On September 29, 1997, Stable Income Portfolio, Managed Fixed Income Portfolio, Positive Return Bond Portfolio, Index Portfolio, Income Equity Portfolio, Large Company Growth Portfolio, Small Company Stock Portfolio, Small Company Value Portfolio, Small Company Growth Portfolio and International Portfolio, applied to the Internal Revenue Service for permission to use the aggregate method for the allocation of capital gains and losses from the sale of securities contributed by their respective interestholders on June 1, 1997. On January 23, 1998, Income Equity Portfolio, Small Company Stock Portfolio, and Small Company Growth Portfolio applied to the Internal Revenue Service for permission to use the aggregate method for securities contributed by the respective interestholders on September 15, 1997. The requests are pending. Without permission to use the aggregate method an adjustment of the allocation to interestholders of capital gains and losses, if any, from the sale of such contributed securities may result.

                                                           CORE TRUST (DELAWARE)

 NOTES TO FINANCIAL STATEMENTS  (CONTINUED)                         MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 6. SECURITIES TRANSACTIONS

The cost of purchases and the proceeds from sales (including maturities) of securities (excluding short-term investments) for the year ended May 31, 1998, were as follows:

                                                       COST OF       PROCEEDS
                                                      PURCHASES     FROM SALES
                                                    -------------  -------------
Stable Income Portfolio...........................  $ 202,155,631  $  96,703,273
Managed Fixed Income Portfolio....................    411,403,297    253,592,415
Positive Return Bond Portfolio....................    125,225,799    130,641,342
Strategic Value Bond Portfolio....................    490,325,953    252,097,983
Index Portfolio...................................    235,511,483     70,927,993
Income Equity Portfolio...........................    245,713,956     54,216,439
Disciplined Growth Portfolio......................    196,312,110     75,672,417
Large Company Growth Portfolio....................    128,062,599    245,902,971
Small Cap Index Portfolio.........................    123,631,405      2,652,319
Small Company Stock Portfolio.....................    520,863,741    710,864,848
Small Cap Value Portfolio.........................    165,688,041     71,025,157
Small Company Value Portfolio.....................    167,377,489    234,211,616
Small Company Growth Portfolio....................  1,043,674,183  1,032,347,981
International Portfolio...........................    293,622,245    253,418,671

For federal income tax purposes, the tax basis of investment securities owned as of May 31, 1998, and the aggregate gross unrealized appreciation and the aggregate unrealized depreciation based on identified tax cost as of May 31, 1998 were as follows:

                                               TAX         UNREALIZED      UNREALIZED     APPRECIATION
                                           COST BASIS     APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                          -------------   -------------   -------------   -------------
Stable Income Portfolio.................  $ 254,715,158   $    824,915    $    485,478    $    339,437
Managed Fixed Income Portfolio..........    325,904,678      6,061,393         803,268       5,258,125
Positive Return Bond Portfolio..........    211,370,154     11,309,354         221,346      11,088,008
Strategic Value Bond Portfolio..........    233,136,332      2,070,355         359,886       1,710,469
Index Portfolio.........................    860,960,624    543,020,760      20,120,865     522,899,895
Income Equity Portfolio.................  1,181,109,593    807,396,409       8,962,449     798,433,960
Disciplined Growth Portfolio............    119,608,219     14,415,957       3,243,794      11,172,163
Large Company Growth Portfolio..........    555,981,911    535,736,259       9,379,471     526,356,788
Small Cap Index Portfolio...............    128,961,254      2,874,666       9,257,020      (6,382,354)
Small Company Stock Portfolio...........    210,552,408     29,673,505      14,567,390      15,106,115
Small Cap Value Portfolio...............     97,979,208      9,917,633       4,544,266       5,373,367
Small Company Value Portfolio...........    132,761,510     20,118,968       5,358,630      14,760,338
Small Company Growth Portfolio..........    755,850,316    171,672,271      31,046,761     140,625,510
International Portfolio.................    753,907,608    271,142,246      68,226,717     202,915,529

 NOTE 7. PORTFOLIO SECURITIES LOANED

As of May 31, 1998, certain Portfolios had loaned portfolio investments in return for cash collateral which was invested in various short-term fixed income securities. Norwest receives transaction fees for providing services in connection with the securities lending program. The value of the securities on loan and the value of the related collateral were as follows:

                                           SECURITIES      COLLATERAL
                                          -------------   -------------
Stable Income Portfolio.................  $  47,461,675   $  49,810,558
Managed Fixed Income Portfolio..........     19,606,649      20,574,571
Positive Return Bond Portfolio..........     60,097,016      63,062,607
Strategic Value Bond Portfolio..........     26,612,101      27,843,961
Index Portfolio.........................    349,029,995     366,750,637
Income Equity Portfolio.................    310,321,380     325,802,261
Disciplined Growth Portfolio............     35,553,274      37,358,714
Large Company Growth Portfolio..........    256,884,617     268,977,623
Small Cap Index Portfolio...............     13,458,322      13,829,403
Small Company Stock Portfolio...........     35,750,846      37,526,093
Small Cap Value Portfolio...............     13,222,030      13,878,587
Small Company Value Portfolio...........     16,725,751      17,596,912
International Portfolio.................    173,070,923     178,898,445

                                                           CORE TRUST (DELAWARE)

 NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)                         MAY 31, 1998

- ------------------------------------------------------------------------------

 NOTE 8. CONCENTRATION OF CREDIT RISK

International Portfolio invests in countries which may involve greater risks. The consequences of political, social, or economic events in these markets my have disruptive effects on the market prices of the Portfolio's investments.

 NOTE 9. CONTRIBUTION OF SECURITIES

After the close of business on May 31, 1997, International Portfolio (prior to June 1, 1997 named International Portfolio II) merged with a former portfolio of Core Trust. In that transaction International Portfolio acquired the assets and assumed the liabilities of the former portfolio in exchange for an interest in International Portfolio equal in value to the net asset value of the former portfolio. The former portfolio had the same investment objective and investment policies as International Portfolio. The merger, which was not subject to interestholder approval, was accomplished without the recognition of gain or loss. The former portfolio contributed net assets with a value of $232,334,610 and the net assets of International Portfolio immediately after the transaction was $771,507,344.

Also after the close of business on May 31, 1997, Small Company Portfolio (a former Portfolio of Core Trust) divided into three portfolios-Small Company Stock Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio. The assets of Small Company Portfolio (and the related liabilities) were divided in accordance with the investment style to which the assets had been allocated. The division, which was not subject to interestholder approval, was accomplished without the recognition of gain or loss. Small Company Portfolio's net assets were divided as follows: Small Company Stock Portfolio, $178,533,353; Small Company Growth Portfolio, $167,525,486; and Small Company Value Portfolio, $165,287,781.

In connection with the merger and division, and the contemporaneous commencement of operations of certain portfolios on June 1, 1997, certain investors contributed all or a portion of their net assets to the portfolios listed in the following table.

                                             INVESTOR CONTRIBUTIONS
                                          -----------------------------
                                               NET         UNREALIZED
PORTFOLIO                                    ASSETS        GAIN/(LOSS)
- ----------------------------------------  -------------   -------------
Stable Income Portfolio.................  $ 205,865,654   $       5,601
Managed Fixed Income Portfolio..........    186,226,721         229,550
Positive Return Bond Portfolio..........    186,707,645      (2,426,230)
Index Portfolio.........................    512,437,536     115,520,269
Income Equity Portfolio.................    955,691,053     110,368,720
Large Company Growth Portfolio..........    615,745,586     276,554,260
Small Company Stock Portfolio...........    355,894,495      50,282,300
Small Company Value Portfolio...........    165,287,781      13,216,619
Small Company Growth Portfolio..........    756,220,600     150,549,039
International Portfolio.................    232,334,610      33,714,226

Additionally, on September 15, 1997, certain investors contributed net assets to the portfolios listed in the following table:

                                             INVESTOR CONTRIBUTIONS
                                          -----------------------------
                                               NET         UNREALIZED
PORTFOLIO                                    ASSETS        GAIN/(LOSS)
- ----------------------------------------  -------------   -------------
Income Equity Portfolio.................  $ 477,132,067   $190,138,062
Small Company Stock Portfolio...........     45,144,489      6,745,993
Small Company Growth Portfolio..........    140,475,014     40,180,322

                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS                                           MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

- -----------------------------------------------------------------
                         STABLE INCOME PORTFOLIO
- -----------------------------------------------------------------
ASSET BACKED SECURITIES (16.4%)
   1,412,875    AFC Home Equity Loan Trust Series 1995-2
                  A1, 7.41% V/R, 7/25/26                  $     1,421,505
   3,500,000    Aesop Funding II LLC,
                  Series 1997-1 A1, 6.22% V/R,
                  10/20/01(b)                                   3,529,628
      61,006    Bear Stearns Secured Investors Trust,
                  Series 1991-2 H, 7.50% V/R, 9/20/20              60,918
   4,000,000    DreamWorks Film Trust, 5.88% V/R,
                  10/15/05                                      4,000,056
   1,500,000    EQCC Home Equity Loan Trust, Series
                  1995-3 A4, 7.10%, 2/15/12                     1,543,103
   2,928,803    GMAC, Commercial Mortgage Securities,
                  Inc., Series 1996-C1 A1, 6.16% V/R,
                  10/15/28                                      2,930,927
   5,105,000    Green Tree Financial Corp., Series
                  1993-4 A3, 6.25%, 1/15/19                     5,123,097
   1,075,000    Green Tree Financial Corp., Series
                  1994-1 A3, 6.90%, 4/15/19                     1,088,712
   2,274,717    Green Tree Financial Corp., Series
                  1995-5 A3, 6.25%, 9/15/26                     2,280,529
   3,500,000    HCLT, Series 1997-1 A3, 6.01% V/R,
                  3/15/07                                       3,493,350
   5,000,000    HCLT, Series 1997-2 A3, 6.06% V/R,
                  11/15/07                                      5,004,120
   2,400,000    Keystone Home Improvement Loan Trust,
                  Series 1997-P2 IA3, 6.99%, 4/25/14            2,417,954
   4,500,000    Loop Funding Master Trust, Series
                  1997-A144 B1, 6.06% V/R, 12/26/07             4,504,343
   1,231,444    MLMI, Inc., Series 1987-C A, 10.10%,
                  12/15/07                                      1,267,851
   3,105,521    Sequoia Mortgage Trust, Series 2 A1,
                  6.49% V/R, 10/25/24                           3,144,271
                                                          ---------------

TOTAL ASSET BACKED SECURITIES (COST $41,696,869)               41,810,364
                                                          ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS (23.0%)
   2,112,955    Commercial Loan Funding Trust, Series I
                  A, 5.89% V/R, 8/15/05(b)                      2,104,683
   1,998,843    DLJ Mortgage Acceptance Corp., Series
                  1998-STF1 A1, 5.91% V/R, 2/8/00               1,999,109
   2,958,697    FAMC, Series CS-1012 1, 7.06% V/R,
                  7/25/02                                       3,037,730
     198,447    FNMA, Series 1993-39 FA, 7.09% V/R,
                  4/25/23                                         203,352
   5,352,614    MLCC Mortgage Investors, Inc., Series
                  1994 A A2, 6.09% V/R, 7/15/19                 5,341,882
   3,000,000    MLCC Mortgage Investors, Inc., Series
                  1994 A A3, 6.49% V/R, 7/15/19                 3,031,546
   2,511,430    MLCC Mortgage Investors, Inc., Series
                  1994-B A2, 6.29% V/R, 12/15/19                2,513,050
   2,945,341    MLMI, Inc., Series 1983-I A2, 6.09% V/R,
                  11/15/23                                      2,947,447
     775,047    MLMI, Inc., Series 1994-I A1, 8.03% V/R,
                  1/25/05                                         790,104
   1,647,427    MNB Mortgage Pass-thru Certificates,
                  Series 1990-1 A, 9.50%, 6/25/19               1,647,607
   3,000,000    PRAT, Series 1997-1 B, 6.55%, 9/6/03            3,043,440
     682,353    RFMSI ARM, Series 1989-5A, 7.58% V/R,
                  10/25/19                                        686,109

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   STABLE INCOME PORTFOLIO (continued)
- -----------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

     266,499    RRMSI ARM, Series 1991 21 BA, 7.57% V/R,
                  8/25/21                                 $       272,124
     361,280    RTC, Series 1991-6 E, 11.59% V/R,
                  5/25/24                                         373,050
     966,810    RTC, Series 1991-14 A1, 7.50% V/R,
                  1/25/22                                         967,076
     123,258    RTC, Series 1991 M6 A3, 8.46% V/R,
                  6/25/21                                         123,066
     671,823    RTC, Series 1992-4 A2, 7.60% V/R,
                  7/25/28                                         676,892
   3,177,084    RTC, Series 1992-7 A2D, 8.35%, 6/25/29          3,175,527
   3,000,761    RTC, Series 1992-8 B5, 6.63% V/R,
                  2/25/22                                       3,003,867
   1,147,359    RTC, Series 1992-9 B4, 7.46% V/R,
                  4/25/27                                       1,143,796
   2,005,411    RTC, Series 1992-18P A4, 6.64% V/R,
                  4/25/28(b)                                    2,005,683
   5,510,163    RTC, Series 1992-C2 A2, 6.69% V/R,
                  10/25/21                                      5,539,230
   2,614,682    RTC, Series 1992-C3 A3, 6.84% V/R,
                  8/25/23                                       2,615,323
   2,202,862    RTC, Series 1994-C1 A3, 6.24% V/R,
                  6/25/26                                       2,201,001
   1,393,061    RTC, Series 1995-1 A3, 7.30% V/R,
                  10/25/28                                      1,409,226
   1,051,145    RTC, Series 1995-2 A1B, 7.15%, 5/25/29          1,054,903
   1,273,009    RTC, Series 1995 C2 A2, 6.14% V/R,
                  5/25/27                                       1,274,918
   5,375,000    Vendee Mortgage Trust, Series 1993-1 E,
                  7.00%, 1/15/16                                5,465,746
                                                          ---------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST
  $58,838,049)                                                 58,647,487
                                                          ---------------
CORPORATE BONDS & NOTES (8.5%)
   4,037,000    Chase Manhattan Corp., 10.13%, 11/1/00          4,402,793
   2,150,000    Chrysler Financial Corp., 6.26%, 7/20/98        2,151,801
   2,500,000    Corestates Capital Corp., 9.63%, 2/15/01        2,722,405
   2,043,000    Lehman Brothers Holdings, Inc., 8.88%,
                  11/1/98                                       2,066,419
   3,475,000    Newell Co., 6.18%, 7/11/00                      3,496,621
   2,300,000    Philip Morris Cos., Inc., 6.15%, 3/15/00        2,304,370
   1,500,000    Transamerica Financial, 6.41%, 6/20/00          1,507,730
   1,000,000    Transamerica Financial, 6.36%, 6/26/00          1,004,221
   2,000,000    USAA Capital Corp., 5.97%, 8/4/99(b)            2,005,352
                                                          ---------------

TOTAL CORPORATE BONDS & NOTES (COST $21,478,305)               21,661,712
                                                          ---------------
GOVERNMENT AGENCY BONDS & NOTES (1.4%)
     400,000    FHLB, 3.00% V/R, 7/15/98                          398,786
   2,000,000    FHLB, 7.11%, 7/8/99(d)                          2,029,424
   1,000,000    FNMA, 8.70%, 6/10/99                            1,029,343
                                                          ---------------

TOTAL GOVERNMENT AGENCY BONDS & NOTES (COST $3,454,228)
                                                                3,457,553
                                                          ---------------
MORTGAGE BACKED SECURITIES (13.6%)
FHLMC (0.8%)
     411,061    Pool 410220, 7.59% V/R, 10/1/25                   417,741
   1,070,607    Pool 845151, 7.75% V/R, 6/1/22                  1,116,685
     470,228    Pool 846367, 7.74% V/R, 4/1/29                    490,866
                                                          ---------------

TOTAL FHLMC (COST $1,992,063)                                   2,025,292
                                                          ---------------
FNMA (6.0%)
     271,119    Pool 46698, 7.01% V/R, 12/1/15                    284,076
   1,466,284    Pool 155506, 7.20% V/R, 4/1/22                  1,523,249

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   STABLE INCOME PORTFOLIO (continued)
- -----------------------------------------------------------------

MORTGAGE BACKED SECURITIES (continued)
FNMA (continued)

   6,617,537    Pool 160334, 6.93% V/R, 3/1/01            $     6,740,762
   2,706,691    Pool 190815, 5.87% V/R, 7/1/17                  2,735,111
     791,718    Pool 220706, 8.02% V/R, 6/1/23                    825,097
   1,319,113    Pool 318464, 7.47% V/R, 4/1/25                  1,370,663
   1,259,541    Pool 321051, 7.93% V/R, 8/1/25                  1,314,419
     492,472    Pool 331866, 7.55% V/R, 12/1/25                   513,046
                                                          ---------------

TOTAL FNMA (COST $15,153,350)                                  15,306,423
                                                          ---------------
SBA (6.8%)
     109,863    Pool 500025, 8.38% V/R, 12/25/10                  115,906
      64,950    Pool 500276, 10.38% V/R, 5/25/07                   70,228
     127,952    Pool 500299, 10.38% V/R, 6/25/07                  135,629
     718,568    Pool 500392, 8.38% V/R, 11/25/12                  767,071
      99,302    Pool 500569, 10.38% V/R, 6/25/08                  107,618
     563,747    Pool 500664, 8.38% V/R, 3/25/04                   587,625
     624,603    Pool 500806, 7.00% V/R, 2/25/14                   640,999
     571,998    Pool 500957, 8.75% V/R, 7/25/14                   628,483
     185,028    Pool 501017, 6.88% V/R, 9/25/14                   191,042
     567,897    Pool 501224, 7.25% V/R, 6/25/15                   601,261
      71,646    Pool 501973, 10.13% V/R, 12/25/01                  74,153
     266,036    Pool 502083, 8.38% V/R, 11/25/04                  274,682
     201,335    Pool 502241, 8.38% V/R, 4/25/03                   204,355
     425,528    Pool 502394, 10.13% V/R, 6/25/13                  475,528
   1,057,581    Pool 502462, 9.73% V/R, 11/25/07                1,134,256
     753,296    Pool 502501, 9.73% V/R, 4/25/03                   787,195
     296,910    Pool 502568, 9.73% V/R, 9/25/03                   310,642
     293,527    Pool 502583, 9.73% V/R, 9/25/03                   307,103
     161,374    Pool 502966, 9.73% V/R, 5/25/15                   183,810
     337,083    Pool 503249, 8.38% V/R, 4/25/07                   350,144
     293,372    Pool 503250, 9.73% V/R, 3/25/09                   321,610
     457,954    Pool 503398, 8.88% V/R, 6/25/13                   498,026
     789,800    Pool 503405, 8.88% V/R, 5/25/16                   876,676
   2,176,555    Pool 503611, 8.38% V/R, 12/25/21                2,408,816
     213,474    Pool 503653, 9.13% V/R, 1/25/10                   233,572
   1,392,202    Pool 503658, 9.63% V/R, 9/25/10                 1,550,716
   1,183,123    Pool 503664, 8.98% V/R, 1/25/13                 1,300,714
   1,909,455    Pool 503694, 8.38% V/R, 3/25/22                 2,109,724
                                                          ---------------

TOTAL SBA (COST $17,309,042)                                   17,247,584
                                                          ---------------

TOTAL MORTGAGE BACKED SECURITIES (COST $34,454,455)            34,579,299
                                                          ---------------
MUNICIPAL BONDS & NOTES (4.9%)
   3,300,000    Connecticut State, GO Bonds, Taxable
                  Series A, 5.70%, 1/15/01                      3,275,966
   3,145,000    Denver, CO, City and County SD #1,
                  Educational Facilities RV, Taxable
                  Pension, School Facilities Lease,
                  AMBAC insured, 6.34%, 12/15/00                3,185,130
   4,000,000    New York State, GO Bonds, Series C,
                  6.13%, 3/1/02                                 4,007,500
   1,870,000    Washington State, GO Bonds, State
                  Housing Trust Fund, Series T, 6.60%,
                  1/1/01                                        1,905,840
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   STABLE INCOME PORTFOLIO (continued)
- -----------------------------------------------------------------

MUNICIPAL BONDS & NOTES (continued)

     170,000    York County, PA, Tax-Exempt Economic
                  Development RV, 5.45%, 12/30/98         $       169,739
                                                          ---------------

TOTAL MUNICIPAL BONDS & NOTES (COST $12,473,063)               12,544,175
                                                          ---------------
RECEIVABLES BACKED SECURITIES (1.9%)
     700,453    First Merchants Auto Receivables Corp.,
                  Series 1996-A A2, 6.70%, 7/17/00(b)             704,645
   1,228,133    First Merchants Grantor Trust,
                  Series 1996-2 A, 6.85%, 11/15/01(b)           1,243,490
   3,000,000    Standard Credit Card Master Trust,
                  Series 1991-3 B, 9.25%, 9/7/99                3,045,825
                                                          ---------------

TOTAL RECEIVABLES BACKED SECURITIES (COST $5,002,520)           4,993,960
                                                          ---------------
REPURCHASE AGREEMENTS (2.7%)
   7,000,000    BancAmerica Robertson Stephens, 5.58%,
                  6/1/98, to be repurchased at
                  $7,003,255 (cost $7,000,000)(e)               7,000,000
                                                          ---------------
TIME DEPOSITS (5.0%)
  12,764,705    PNC Bank, NA Nassau, 5.66%, 6/1/98 (cost
                  $12,764,705)                                 12,764,705
                                                          ---------------
U.S. TREASURY NOTES (22.6%)
  55,000,000    8.50%, 2/15/00(d) (cost $57,552,964)           57,595,340
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $254,715,158)            $   255,054,595
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                     MANAGED FIXED INCOME PORTFOLIO
- -----------------------------------------------------------------
ASSET BACKED SECURITIES (13.6%)
   1,800,000    ContiMortgage Home Equity Loan Trust,
                  Series 1997-4 A7, 6.63% V/R, 9/15/16    $     1,819,115
   2,441,000    EQCC Home Equity Loan Trust, Series
                  1996-2 A4, 7.50%, 6/15/21                     2,555,595
   4,900,000    EQCC Home Equity Loan Trust, Series
                  1997-2 A9, 6.81%, 7/15/28                     5,029,703
   1,000,000    GE Capital Mortgage Services, Inc.,
                  Series 1997 HE-2 A7, 7.12%, 6/25/27           1,010,670
   3,800,000    Green Tree Financial Corp., Series
                  1994-1 A4, 7.20%, 4/15/19                     3,930,170
     600,000    Green Tree Financial Corp., Series
                  1995-5 A5, 6.55%, 9/15/26                       618,721
   9,863,701    Green Tree Financial Corp., Series
                  1997-7 A8, 6.86%, 9/15/16                    10,070,147
   1,100,000    Green Tree Home Improvement Loan Trust,
                  Series 1995-F A4, 6.15%, 1/15/21              1,100,198
   3,000,000    Keystone Home Improvement Loan Trust,
                  Series 1997-P2 IA3, 6.99%, 4/25/14            3,031,407
   3,300,000    Loop Funding Master Trust, Series
                  1997-A144 B1, 6.00% V/R, 12/26/07             3,301,033
   6,693,000    Oakwood Mortgage Investors Inc., Series
                  1995-A A3, 7.10%, 9/15/20                     6,937,689

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               MANAGED FIXED INCOME PORTFOLIO (continued)
- -----------------------------------------------------------------

ASSET BACKED SECURITIES (continued)

   5,518,000    Rental Car Finance Corp.,
                  Series 1997-1 B3, 6.70%, 9/25/07        $     5,589,563
                                                          ---------------

TOTAL ASSET BACKED SECURITIES (COST $44,159,787)               44,994,011
                                                          ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)
   1,443,517    American Housing Trust,
                  Series VI I-I, 9.15%, 5/25/20                 1,549,571
   1,500,000    Asset Securitization Corp.,
                  Series 1997-D4 A1C, 7.42%, 4/14/29            1,607,692
   2,371,801    CMC Securities Corp. II,
                  Series 1993-2I A2, 6.90% V/R, 9/25/23         2,406,374
   2,712,139    FAMC, Series CS-1012 1, 7.06%, 7/25/02          2,787,572
     750,000    FHLMC, Series 1832 D, 6.50%, 6/15/08              761,037
     410,952    FNMA, Series 1988-5 Z, 9.20%, 3/25/18             432,617
   1,499,556    First Plus Home Loan Trust, Series
                  1996-2 A6, 7.85%, 8/20/13                     1,566,564
   1,635,296    L.F. Rothschild Mortgage Trust, Series 2
                  Z, 9.95%, 8/1/17                              1,788,906
     951,194    MLMI, Inc., Series 1994-I, 8.04% V/R,
                  1/25/05                                         969,707
   5,000,000    MLMI, Inc., Series 1997-CI A3, 7.12%,
                  6/18/29                                       5,290,475
   2,150,000    RFMSI, 7.00%, 5/25/24                           2,167,018
     621,521    RTC, Series 1991-14 A1, 7.50% V/R,
                  1/25/22                                         621,691
   1,083,788    RTC, Series 1991-M5 A, 9.00%, 3/25/17           1,090,063
   1,881,103    RTC, Series 1992-4 A2, 7.60% V/R,
                  7/25/28                                       1,895,296
   2,401,609    RTC, Series 1992-8 B5, 6.63% V/R,
                  2/25/22                                       2,404,095
   2,000,000    RTC, Series 1995-1 A2C, 7.50%, 10/25/28         2,038,126
   1,000,000    RTC, Series 1995-1 A2D, 7.50%, 10/25/28         1,016,691
   1,000,000    RTC, Series 1995-2 A1C, 7.45%, 5/25/29          1,000,000
      76,510    RTC, Series 1995-C2 A1C, 6.55% V/R,
                  5/25/27                                          76,391
     965,715    Vendee Mortgage Trust,
                  Series 1992-2 2D, 7.75%, 12/15/14               978,655
   3,788,278    Vendee Mortgage Trust,
                  Series 1992-2 G, 7.25% V/R, 2/15/19           3,909,092
   3,250,000    Vendee Mortgage Trust,
                  Series 1995-1C 3E, 8.00%, 7/15/18             3,413,394
   5,500,000    Vendee Mortgage Trust,
                  Series 1996-2 1E, 6.75%, 5/15/20              5,572,980
   3,000,000    Vendee Mortgage Trust,
                  Series 1997-1 2C, 7.50%, 9/15/17              3,088,545
   1,500,000    Vendee Mortgage Trust,
                  Series 1997-1 2D, 7.50%, 1/15/19              1,549,012
                                                          ---------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST
  $49,542,811)                                                 49,981,564
                                                          ---------------
CORPORATE BONDS & NOTES (44.7%)
   2,250,000    Allied-Signal, Inc., 9.88%, 6/1/02              2,559,207
     755,000    Allied-Signal, Inc., 9.20%, 2/15/03               852,955
     600,000    Applied Materials, 6.70%, 9/6/05                  617,895
   5,400,000    Applied Materials, 7.00%, 9/6/05                5,654,880
   1,700,000    Bausch & Lomb, Inc., 6.56%, 8/12/26             1,734,791
   3,600,000    Cargill, Inc., 8.35%, 2/12/11(b)                3,960,000
     700,000    Charles Schwab Corp., 7.19%, 5/31/01              720,869
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               MANAGED FIXED INCOME PORTFOLIO (continued)
- -----------------------------------------------------------------

CORPORATE BONDS & NOTES (continued)

   2,000,000    Charles Schwab Corp., 6.25%, 1/23/03      $     2,005,097
   2,000,000    Charles Schwab Corp., 6.88%, 9/2/03             2,055,910
   3,400,000    Chase Manhattan Corp., 8.63%, 5/1/02            3,694,331
   3,400,000    Citicorp, 9.50%, 2/1/02                         3,779,575
   1,500,000    Colonial Pipeline, 7.13%, 8/15/02(b)            1,561,530
   2,300,000    Continental Airlines, 7.15%, 6/30/07            2,373,726
   2,500,000    Continental Airlines, 6.80%, 7/2/07             2,529,638
   2,175,000    Corestates Capital Corp., 5.88%,
                  10/15/03(b)                                   2,142,312
     750,000    Corestates Capital Corp., 6.31% V/R,
                  1/15/27(b)                                      736,537
   3,000,000    Dayton Hudson Co., 5.90%, 6/15/37               3,005,166
   1,000,000    El Paso Natural Gas, 7.75%, 1/15/02             1,049,158
     200,000    First Bank N.A., 6.00%, 10/15/03                  199,561
   2,500,000    First Bank Systems, Inc., 8.00%, 7/2/04         2,727,005
   1,300,000    First Bank Systems, Inc., 7.63%, 5/1/05         1,403,732
   3,000,000    Florida Residential Property & Casualty,
                  7.25%, 7/1/02(b)                              3,104,138
   1,700,000    Hyundai Semiconductor, 8.25%, 5/15/04(b)        1,417,701
   1,500,000    LG-Caltex Oil, 7.88%, 7/1/06(b)                 1,283,053
   2,500,000    Lehman Brothers, Inc., 7.50%, 8/1/26            2,731,243
   5,065,000    Levi Strauss & Co., 6.80%, 11/1/03(b)           5,171,876
   3,700,000    Massachusetts Institute of Technology,
                  7.25%, 11/2/96                                4,273,452
   2,000,000    May Department Stores, 9.88%, 6/15/00           2,147,373
   1,060,000    Nabisco, Inc., 6.00%, 2/15/11                   1,060,148
   5,635,000    Oracle Corp., 6.72%, 2/15/04                    5,756,941
   3,600,000    Paine Webber Group, Inc., 7.00%, 3/1/00         3,651,196
   1,250,000    Paine Webber Group, Inc., 6.90%, 8/15/03        1,284,115
   5,000,000    Pep Boys, 6.71%, 11/3/04                        5,060,705
   1,305,000    Petroliam Nasional Berhad, 6.63%,
                  10/18/01(b)                                   1,230,332
   2,750,000    Philip Morris Cos., Inc., 7.63%, 5/15/02        2,876,736
   2,500,000    Philip Morris Cos., Inc., 7.50%, 4/1/04         2,625,695
   2,709,000    Philips Electronics, 6.75%, 8/15/03             2,788,561
   2,000,000    Potomac Capital Investment Corp., 7.32%,
                  4/14/00                                       2,038,200
   2,450,000    Prudential Insurance Co., 7.65%,
                  7/1/07(b)                                     2,642,474
   3,000,000    Raytheon Co., 5.95%, 3/15/01                    3,001,122
   5,200,000    Reinsurance Group of America, 7.25%,
                  4/1/06(b)                                     5,474,664
   4,000,000    Reliastar Financial Corp., 7.13%, 3/1/03        4,149,548
   2,500,000    Reynolds & Reynolds, 7.00%, 12/15/06            2,604,653
   1,750,000    Royal Carribbean Cruises, 7.13%, 9/18/02        1,805,430
   3,325,000    Scholastic Corp., 7.00%, 12/15/03               3,431,796
   3,000,000    Susa Partnership LP, 8.20%, 6/1/17              3,317,856
   2,200,000    Terra Nova Holdings, 7.20%, 8/15/07             2,309,747
   3,000,000    Texas Utilities, 6.20%, 10/1/02(b)              3,017,019
   3,000,000    Tommy Hilfiger, 6.50%, 6/1/03                   3,002,184
   2,100,000    Transamerica Financial, 6.41%, 6/20/00          2,110,822
     750,000    Tyco International Ltd., 6.50%, 11/1/01           761,725
   2,500,000    Tyco International Ltd., 6.38%, 1/15/04         2,534,060
   1,050,000    USA Waste Services, Inc., 7.00%, 10/1/04        1,079,391
   1,000,000    US West Capital Funding, Inc., 6.95%,
                  1/15/37                                       1,059,277
     885,000    United Missouri Bancshares, 7.30%,
                  2/24/03                                         931,547
   1,000,000    Universal Corp., 9.25%, 2/15/01                 1,074,300
   6,500,000    Van Kampen, CLO-I, 5.96% V/R, 10/8/07           6,512,643

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               MANAGED FIXED INCOME PORTFOLIO (continued)
- -----------------------------------------------------------------

CORPORATE BONDS & NOTES (continued)

     250,000    Vastar Resources, Inc., 6.95%, 11/8/06    $       261,013
     850,000    Whitman Corp., 7.50%, 2/1/03                      893,044
   1,970,000    Whitman Corp., 7.29%, 9/15/26                   2,102,215
                                                          ---------------
TOTAL CORPORATE BONDS & NOTES (COST $145,095,094)             147,941,870
                                                          ---------------
MORTGAGE BACKED SECURITIES (14.6%)
FHLMC (1.1%)
     542,082    Pool 410425, 7.87% V/R, 9/1/26                    563,917
     295,595    Pool 410464, 7.65% V/R, 11/1/26                   307,197
   1,304,425    Pool 606279, 7.22% V/R, 2/1/15                  1,367,741
   1,410,684    Pool 846367, 7.76% V/R, 4/1/29                  1,472,598
                                                          ---------------
TOTAL FHLMC (COST $3,625,143)                                   3,711,453
                                                          ---------------
FNMA (12.3%)
   3,458,543    Pool 73919, 6.80%, 1/1/04                       3,554,811
     253,768    Pool 342042, 7.50%, 6/1/25                        263,720
     791,188    Pool 344689, 7.65%, 11/1/25                       824,655
     564,157    Pool 344692, 7.54% V/R, 10/1/25                   587,700
     390,906    Pool 347712, 7.69% V/R, 6/1/26                    406,062
   4,960,766    Pool 375168, 7.13%, 6/1/04                      5,183,916
   6,330,292    Pool 402858, 6.50%, 12/1/27                     6,302,945
   5,465,410    Pool 408118, 6.50%, 1/1/28                      5,441,799
   4,784,342    Pool 415414, 6.50%, 2/1/28                      4,761,712
   8,802,334    Pool 415714, 6.00%, 4/1/28                      8,540,993
   4,909,965    Pool 417648, 6.00%, 2/1/13                      4,857,134
                                                          ---------------

TOTAL FNMA (COST $40,551,190)                                  40,725,447
                                                          ---------------
GNMA (1.2%)
          78    Pool 665, 7.50%, 5/15/01                               80
       1,046    Pool 2218, 6.50%, 12/15/02                          1,055
   4,000,000    Pool 473917, 7.00%, 4/15/28                     4,067,680
                                                          ---------------

TOTAL GNMA (COST $4,066,672)                                    4,068,815
                                                          ---------------

TOTAL MORTGAGE BACKED SECURITIES (COST $48,243,005)            48,505,715
                                                          ---------------
MUNICIPAL BONDS & NOTES (4.0%)
   3,500,000    Denver, CO, City and County SD #1,
                  Educational Facilities RV, Taxable
                  Pension, School Facilities Lease,
                  AMBAC insured, 6.67%, 12/15/04                3,617,460
   3,805,000    Hudson County, NJ, Import Authority
                  Facilities, Leasing RV, FSA insured,
                  7.40%, 12/1/25                                4,127,436
   5,220,000    Washington State, GO Bonds, State
                  Housing Trust Fund, Series T, 6.60%,
                  1/1/04                                        5,336,761
                                                          ---------------

TOTAL MUNICIPAL BONDS & NOTES (COST $12,694,063)               13,081,657
                                                          ---------------
RECEIVABLES BACKED SECURITIES (1.3%)
   2,031,312    First Merchants Auto Receivables Corp.,
                  Series 1996-A A2, 6.70%, 7/17/00              2,043,471
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               MANAGED FIXED INCOME PORTFOLIO (continued)
- -----------------------------------------------------------------

RECEIVABLES BACKED SECURITIES (continued)

   2,300,000    Keystone/Lehman Title I Loan Trust
                  1996-2, 7.45%, 11/25/10                 $     2,395,349
                                                          ---------------

TOTAL RECEIVABLES BACKED SECURITIES (COST $4,328,440)           4,438,820
                                                          ---------------
U.S. TREASURY OBLIGATIONS (5.9%)
  17,550,000    U.S. Treasury Bonds, 6.75%, 8/15/26(d)
                  (cost $19,228,336)                           19,606,649
                                                          ---------------
TIME DEPOSITS (0.8%)
   2,612,517    PNC Bank, N.A. Nassau, 5.57%, due 6/1/98
                  (cost $2,612,517)                             2,612,517
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $325,904,053)            $   331,162,803
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                     POSITIVE RETURN BOND PORTFOLIO
- -----------------------------------------------------------------
ASSET BACKED SECURITIES (1.8%)
   4,000,000    Citibank Credit Card Master Trust I,
                  Series 1998-7 A, 5.66%, 5/15/02 (cost
                  $4,000,000)                             $     3,998,124
                                                          ---------------
U.S. TREASURY BONDS (66.6%)
  65,275,000    6.00%, 2/15/26(d)                              66,254,190
  56,575,000    6.50%, 11/15/26(d)                             61,348,572
  12,875,000    6.63%, 2/15/27(d)                              14,202,747
   6,000,000    6.38%, 8/15/27(d)                               6,435,006
                                                          ---------------

TOTAL U.S. TREASURY BONDS (COST $136,892,897)                 148,240,515
                                                          ---------------
REPURCHASE AGREEMENTS (27.0%)
  60,000,000    BancAmerica Robertson Stephens, 5.58%,
                  6/1/98, to be repurchased at
                  $60,027,900 (cost $60,000,000)(e)            60,000,000
                                                          ---------------
TIME DEPOSITS (4.6%)
  10,219,523    PNC Bank, N.A., Nassau, 5.66%, 6/1/98
                  (cost $10,219,523)                           10,219,523
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $211,112,420)            $   222,458,162
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                     STRATEGIC VALUE BOND PORTFOLIO
- -----------------------------------------------------------------
ASSET BACKED SECURITIES (7.1%)
   3,000,000    Aesop Funding II LLC,
                  Series 1998-1 A, 6.14%, 5/20/06(b)      $     2,991,564
   2,000,000    Dollar Thrifty Rent A Car, 6.70%,
                  9/25/07                                       2,025,938
   3,237,000    EQCC Home Equity Loan Trust, Series
                  1998-1 A6F, 6.25%, 12/15/07                   3,217,594
   2,959,110    Green Tree Financial Corp., Series
                  1997-7 A8, 6.86%, 9/15/16                     3,021,045
   2,000,000    Loop Funding Master Trust, 6.00%,
                  12/26/07(b)                                   2,000,626
   2,000,000    Oakwood Mortgage Investors, Inc., Series
                  1995-A A3, 7.10% V/R, 9/15/20                 2,073,118

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               STRATEGIC VALUE BOND PORTFOLIO (continued)
- -----------------------------------------------------------------

ASSET BACKED SECURITIES (continued)

   1,330,937    Sequoia Mortgage Trust, Series 2 A1,
                  6.49% V/R, 10/25/24                     $     1,349,166
                                                          ---------------

TOTAL ASSET BACKED SECURITIES (COST $16,562,317)               16,679,051
                                                          ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS (9.4%)
   1,500,000    Bear Stearns Structured Securities,
                  Inc., Series 1997-2 1A2, 7.00%,
                  8/25/36                                       1,509,609
   1,972,465    FAMC Series CS-1012 1, 7.06% V/R,
                  7/25/02                                       2,027,325
   2,500,000    FHLMC Structured Pass Through
                  Securities, Series T-8 A4, 7.00%,
                  8/15/13                                       2,553,850
   4,000,000    MLMI, Inc., Series 1997-CI A3, 7.12%,
                  6/18/29                                       4,232,380
   2,000,507    RTC, Series 1992-8 B5, 6.63% V/R,
                  2/25/22                                       2,002,578
   1,515,311    Vendee Mortgage Trust,
                  Series 1992-2 G, 7.25% V/R, 2/15/19           1,563,637
   4,500,000    Vendee Mortgage Trust,
                  Series 1994-1 2E, 6.50%, 1/15/17              4,541,513
   3,500,000    Vendee Mortgage Trust,
                  Series 1996-2 1E, 6.75%, 5/15/20              3,546,442
                                                          ---------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST
  $21,863,030)                                                 21,977,334
                                                          ---------------
CORPORATE BONDS & NOTES (41.2%)
     750,000    AK Steel Corp., 9.13%, 12/15/06                   794,063
   1,250,000    American Standard Cos., Inc., 7.13%,
                  2/15/03                                       1,241,132
   2,500,000    Applied Materials, 7.00%, 9/6/05                2,618,000
   1,000,000    Atlas Air, Inc., 9.25%, 4/15/08(b)              1,003,750
   1,000,000    Barrett Resources Corp., 7.55%, 2/1/07          1,044,134
   2,000,000    Bausch & Lomb, Inc., 6.75%, 12/15/04            2,037,502
   2,000,000    Bear Stearns Cos., Inc., 6.13%, 2/1/03          1,998,024
     500,000    Chancellor Media Group, 9.38%, 10/1/04            525,000
   3,000,000    Charles Schwab Corp., 6.88%, 9/2/03             3,083,865
   3,000,000    Continental Airlines, 6.80%, 7/2/07             3,035,565
   2,500,000    Corestates Capital Corp., 9.63%, 2/15/01        2,722,405
   2,500,000    Dayton Hudson Co., 5.90%, 6/15/37               2,504,305
   3,000,000    Equitable Life Assurance Society, 6.95%,
                  12/1/05(b)                                    3,097,074
   2,500,000    First Bank Systems, Inc., 8.00%, 7/2/04         2,727,005
   2,000,000    Genfinance Luxembourg SA, 6.34% V/R,
                  5/29/49                                       1,990,000
   1,000,000    Kroger Company, 8.15%, 7/13/06                  1,110,974
   2,000,000    Levi Strauss & Co., 6.80%, 11/1/03(b)           2,042,202
   2,000,000    Lincoln National Corp., 7.00%, 3/15/18          2,037,858
     500,000    Long Island Lighting Co., 7.13%, 6/1/05           528,206
   1,000,000    Mallinckrodt, Inc., 6.30%, 3/15/01(b)           1,002,403
   2,500,000    Massachusetts Institute of Technology,
                  7.25%, 11/2/96                                2,887,468
   2,000,000    MedPartners, Inc., 6.88%, 9/1/00                1,879,196
   1,000,000    Nabisco, Inc., 6.00%, 2/15/11                   1,000,140
   1,000,000    Northwest Airlines Corp., 8.38%, 3/15/04        1,034,427
   2,225,000    Old Kent Financial Corp., 6.63%,
                  11/15/05                                      2,265,128
   2,500,000    Oracle Corp., 6.72%, 2/15/04                    2,554,100
   2,000,000    Pep Boys, 6.71%, 11/3/04                        2,024,282
   2,500,000    Philip Morris, 7.50%, 4/1/04                    2,625,695
   1,400,000    Potomac Capital Investment, 7.05%,
                  10/2/01(b)                                    1,435,070
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               STRATEGIC VALUE BOND PORTFOLIO (continued)
- -----------------------------------------------------------------

CORPORATE BONDS & NOTES (continued)

   1,750,000    Prudential Insurance Co., 7.65%,
                  7/1/07(b)                               $     1,887,482
   1,000,000    R&B Falcon Corp., 6.75%, 4/15/05(b)             1,003,719
     500,000    Randall's Food Markets, 9.38%, 7/1/07             530,000
   2,000,000    Raytheon Co., 5.95%, 3/15/01                    2,000,748
     500,000    Regal Cinemas, Inc., 9.50%, 6/1/08                503,125
   2,500,000    Reinsurance Group of America, 7.25%,
                  4/1/06(b)                                     2,632,050
   2,500,000    Reliastar Financial Corp., 7.13%, 3/1/03        2,593,468
   3,000,000    Royal Carribbean Cruises, 7.13%, 9/18/02        3,095,022
     500,000    Sinclair Broadcast Group, 8.75%,
                  12/15/07                                        508,750
   2,500,000    Susa Partnership LP, 8.20%, 6/1/17              2,764,880
   1,000,000    Teekay Shipping Corp., 8.32%, 2/1/08            1,042,500
   1,000,000    Tenet Healthcare Corp., 7.88%, 1/15/03          1,021,250
   2,500,000    Tenneco, Inc., 10.08%, 2/1/01                   2,738,265
   2,500,000    Terra Nova (U.K.) Holdings, 7.20%,
                  8/15/07                                       2,624,713
   1,875,000    Texas Utilities, 6.20%, 10/1/02(b)              1,885,637
   1,400,000    Tommy Hilfiger, 6.50%, 6/1/03                   1,401,019
   1,250,000    Tricon Global Restaurants, 7.65%,
                  5/15/08                                       1,262,034
   1,000,000    Triton Energy Ltd. Corp., 8.75%, 4/15/02        1,048,424
   2,500,000    United Telecommunications, Inc., 9.50%,
                  4/1/03                                        2,861,265
   3,500,000    Van Kampen, CLO-I, 5.97% V/R, 10/8/07           3,506,808
   1,000,000    Western Financial Savings, 8.50%, 7/1/03          982,875
   2,000,000    Whitman Corp., 7.29%, 9/15/26                   2,134,228
   2,000,000    Williams Cos., Inc., 6.13%, 2/15/02             1,996,840
                                                          ---------------

TOTAL CORPORATE BONDS & NOTES (COST $96,079,372)               96,874,075
                                                          ---------------
GOVERNMENT AGENCY BONDS & NOTES (4.1%)
   2,250,000    FNMA, 6.85%, 4/5/04(d)                          2,366,528
   5,490,000    FNMA, 8.95%, 2/12/18(d)                         7,295,024
                                                          ---------------

TOTAL GOVERNMENT AGENCY BONDS & NOTES (COST $9,227,857)
                                                                9,661,552
                                                          ---------------
INVESTMENT IN LIMITED PARTNERSHIP (0.2%)
     362,000    PPM America CBO II, 12/18/04 (cost
                  $362,000)                                       362,000
                                                          ---------------
MORTGAGE BACKED SECURITIES (18.0%)
FNMA (9.4%)
   1,976,310    Pool 73919, 6.80%, 1/1/04                       2,031,321
   1,984,306    Pool 375168, 7.13%, 6/1/04                      2,073,567
   3,000,000    Pool 380268, 6.20%, 5/2/05                      3,003,750
   3,461,879    Pool 402858, 6.50%, 12/1/27                     3,446,923
   1,987,422    Pool 408118, 6.50%, 1/1/28                      1,978,836
   2,491,845    Pool 415414, 6.50%, 2/1/28                      2,480,058
   3,996,596    Pool 415714, 6.00%, 4/1/28                      3,877,930
   3,142,378    Pool 417648, 6.00%, 2/1/13                      3,108,566
                                                          ---------------

TOTAL FNMA (COST $21,956,526)                                  22,000,951
                                                          ---------------
GNMA (8.6%)
   3,156,150    Pool 345066, 6.50%, 10/15/23                    3,159,243
   3,123,993    Pool 346960, 6.50%, 12/15/23                    3,127,055
   2,925,604    Pool 354692, 6.50%, 11/15/23                    2,928,471
   3,511,275    Pool 361398, 6.50%, 1/15/24                     3,512,504

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               STRATEGIC VALUE BOND PORTFOLIO (continued)
- -----------------------------------------------------------------

MORTGAGE BACKED SECURITIES (continued)
GNMA (continued)

   3,623,111    Pool 366641, 6.50%, 11/15/23              $     3,626,662
   3,800,000    Pool 473918, 7.00%, 4/15/28                     3,864,296
                                                          ---------------

TOTAL GNMA ($20,226,636)                                       20,218,231
                                                          ---------------

TOTAL MORTGAGE BACKED SECURITIES (COST $42,183,162)            42,219,182
                                                          ---------------
MUNICIPAL BONDS & NOTES (2.2%)
   2,000,000    Hudson County, NJ, Import Authority
                  Facilities, Leasing RV, FSA Insured,
                  7.40%, 12/1/25                                2,169,480
   1,045,000    Washington State, GO Bonds, State
                  Housing Trust Fund, Series T, 6.60%,
                  1/1/03                                        1,070,186
   2,010,000    Western Minnesota, Power Agency RV,
                  Series A, AMBAC Insured, 6.33%, 1/1/02        2,034,803
                                                          ---------------

TOTAL MUNICIPAL BONDS & NOTES (COST $5,131,131)                 5,274,469
                                                          ---------------
U.S. TREASURY OBLIGATIONS (14.5%)
U.S. TREASURY BONDS (2.4%)
   5,000,000    6.75%, 8/15/26(d) (cost $5,482,031)             5,585,940
                                                          ---------------
U.S. TREASURY NOTES (9.1%)
   5,000,000    8.50%, 2/15/00(d)                               5,235,940
   5,000,000    6.25%, 4/30/02(d)                               5,179,690
   5,000,000    7.88%, 11/15/04                                 5,600,005
   5,000,000    7.00%, 7/15/06(d)                               5,426,565
                                                          ---------------
TOTAL U.S TREASURY NOTES (COST $21,385,547)                    21,442,200
                                                          ---------------
U.S. TREASURY STRIPS (3.0%)
  10,350,000    0.00%, effective yield 5.67%, 2/15/05
                  (cost $7,097,068)                             7,127,310
                                                          ---------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $33,964,646)             34,155,450
                                                          ---------------
TIME DEPOSITS (3.3%)
   7,643,688    PNC Bank, N.A., Nassau, 5.57%, 6/1/98
                  (cost $7,643,688)                             7,643,688
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $233,017,203)            $   234,846,801
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                             INDEX PORTFOLIO
- -----------------------------------------------------------------
COMMON STOCKS (97.4%)
AGRICULTURAL PRODUCTION--CROPS (0.1%)
       1,620    Agribrands International, Inc.(a)         $        55,485
      38,400    Pioneer Hi-Bred International, Inc.(d)          1,461,600
                                                          ---------------
                                                                1,517,085
                                                          ---------------
AMUSEMENT & RECREATION SERVICES (0.9%)
      15,900    Harrah's Entertainment, Inc.(a)                   397,500
     105,800    Walt Disney Co.                                11,968,625
                                                          ---------------
                                                               12,366,125
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

APPAREL & ACCESSORY STORES (0.6%)
      27,100    CVS Corp.(d)                              $     1,902,081
         600    Charming Shoppes, Inc.(a)                           3,037
      62,100    Gap, Inc.                                       3,353,400
      42,800    Limited, Inc.                                   1,423,100
      12,200    Nordstrom, Inc.                                   879,162
      25,300    TJX Cos., Inc.(d)                               1,182,775
                                                          ---------------
                                                                8,743,555
                                                          ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS
(0.1%)
      10,400    Liz Claiborne, Inc.                               527,150
      19,100    V.F. Corp.                                      1,015,881
                                                          ---------------
                                                                1,543,031
                                                          ---------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS (0.1%)
      23,800    Autozone, Inc.(a)(d)                              791,350
      10,000    Pep Boys--Manny, Moe & Jack                       222,500
                                                          ---------------
                                                                1,013,850
                                                          ---------------
AUTOMOTIVE REPAIR, SERVICES & PARKING (0.0%)
      12,100    Ryder System, Inc.                                412,156
                                                          ---------------
BUILDING CONSTRUCTION--GENERAL CONTRACTORS & OPERATIVE
BUILDERS (0.0%)
       9,400    Centex Corp.(d)                                   336,050
       6,000    Kaufman & Broad Home Corp.(d)                     154,125
       3,300    Pulte Corp.(d)                                    175,931
                                                          ---------------
                                                                  666,106
                                                          ---------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
DEALERS (0.8%)
     114,700    Home Depot, Inc.                                9,011,118
      27,500    Lowe's Cos., Inc.                               2,177,656
                                                          ---------------
                                                               11,188,774
                                                          ---------------
BUSINESS SERVICES (4.7%)
      55,600    3Com Corp.(a)                                   1,410,850
      10,700    Adobe Systems, Inc.                               427,332
       7,300    Autodesk, Inc.                                    310,250
      46,900    Automatic Data Processing, Inc.                 2,984,013
      24,900    Cabletron Systems, Inc.(a)                        320,588
     127,100    Cendant Corp.(a)(d)                             2,756,482
      11,400    Ceridian Corp.(a)                                 615,600
      25,500    Cognizant Corp.                                 1,357,875
      85,600    Computer Associates International, Inc.         4,494,000
      24,500    Computer Sciences Corp.                         1,272,469
      23,500    Equifax, Inc.                                     854,813
      67,100    First Data Corp.                                2,231,075
      33,100    HBO & Co.                                       1,910,492
      19,700    Interpublic Group of Cos., Inc.                 1,168,456
     381,900    Microsoft Corp.(d)                             32,389,894
      55,000    Novell, Inc.(a)                                   577,500
      25,400    Omnicom Group, Inc.(d)                          1,189,037
     154,400    Oracle Corp.(d)                                 3,647,700
      40,300    Parametric Technology Co.(d)                    1,235,449

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
BUSINESS SERVICES (continued)

       4,200    Shared Medical Systems Corp.              $       305,550
      59,200    Sun Microsystems, Inc.(a)                       2,371,700
      28,800    UST, Inc.                                         766,800
                                                          ---------------
                                                               64,597,925
                                                          ---------------
CHEMICALS & ALLIED PRODUCTS (13.0%)
     119,900    Abbott Laboratories                             8,895,084
      18,400    Air Products & Chemicals, Inc.(d)               1,600,800
       8,900    Alberto Culver Co.                                264,775
      10,200    Allergan, Inc.                                    428,400
         480    Allergan Specialty Therapeutics, Inc.(a)            5,040
      13,400    Alza Corp.(d)                                     648,225
      20,700    Avon Products, Inc.                             1,693,518
      43,900    Baxter International, Inc.                      2,510,532
     155,800    Bristol-Myers Squibb Co.(d)                    16,748,500
      16,200    Clorox Co.                                      1,352,700
      46,300    Colgate-Palmolive Co.                           4,028,100
      35,600    Dow Chemical Co.                                3,448,750
     177,400    E.I. du Pont de Nemours & Co.                  13,659,800
      12,300    Eastman Chemical Co.                              824,100
      20,300    Ecolab, Inc.                                      626,763
     173,800    Eli Lilly & Co.                                10,677,838
       5,400    FMC Corp.(a)                                      412,762
      11,300    Goodrich (B.F.) Co.(d)                            579,125
       9,400    Great Lakes Chemical Corp.                        376,000
      15,100    Hercules, Inc.(d)                                 665,344
      17,200    International Flavors & Fragrances,
                  Inc.(d)                                         825,600
     210,700    Johnson & Johnson                              14,551,469
      11,400    Mallinckrodt, Inc.                                351,262
     187,800    Merck & Co., Inc.                              21,984,338
      93,000    Monsanto Co.(d)                                 5,149,875
      20,500    Morton International, Inc.                        623,968
      10,400    Nalco Chemical Co.(d)                             390,000
      27,900    PPG Industries, Inc.(d)                         2,033,213
     202,700    Pfizer, Inc.                                   21,245,494
      79,600    Pharmacia & Upjohn, Inc.(d)                     3,517,325
      24,800    Praxair, Inc.                                   1,222,950
     210,500    Procter & Gamble Co.                           17,668,843
       9,600    Rohm & Haas Co.                                 1,054,800
     114,700    Schering-Plough Corp.                           9,598,957
      27,000    Sherwin-Williams Co.                              897,750
      19,200    Union Carbide Corp.(d)                            958,800
      11,600    W.R. Grace & Co.(a)                               215,325
     128,100    Warner-Lambert Co.                              8,174,381
                                                          ---------------
                                                              179,910,506
                                                          ---------------
COMMUNICATIONS (7.4%)
     254,500    AT&T Corp.(d)                                  15,492,688
      88,500    Airtouch Communications, Inc.(a)(d)             4,214,813
      28,800    Alltel Corp.(d)                                 1,135,800
     169,900    Ameritech Corp.                                 7,210,131
     121,700    Bell Atlantic Corp.(d)                         11,150,762
     155,400    BellSouth Corp.                                10,023,300
      19,200    Clear Channel Communications, Inc.(a)(d)        1,840,800
      54,700    Comcast Corp., Class A(d)                       1,875,188
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
COMMUNICATIONS (continued)

      25,800    Frontier Corp.(d)                         $       785,287
     150,100    GTE Corp.                                       8,752,706
      11,500    King World Productions, Inc.(a)                   293,250
     109,200    MCI Communications Corp.                        5,838,793
      41,300    Nextel Communications, Inc.(a)(d)                 973,131
     287,300    SBC Communications, Inc.(d)                    11,168,787
      67,300    Sprint Corp.(d)                                 4,828,775
      79,500    Tele-Communications, Inc.(a)(d)                 2,727,843
      75,700    US West Communications Group(d)                 3,841,775
      95,100    US West Media Group(a)(d)                       3,524,644
     158,700    WorldCom, Inc.(a)(d)                            7,220,850
                                                          ---------------
                                                              102,899,323
                                                          ---------------
DEPOSITORY INSTITUTIONS (8.8%)
      22,400    BB&T Corp.(d)                                   1,482,600
     101,200    Banc One Corp.(d)                               5,578,650
      59,000    Bank of New York Co., Inc.                      3,606,375
     108,700    BankAmerica Corp.                               8,988,131
      22,800    BankBoston Corp.                                2,402,550
      15,300    Bankers Trust New York Corp.(d)                 1,889,550
      66,100    Chase Manhattan Corp.                           8,985,469
      71,600    Citicorp(d)                                    10,677,350
      24,750    Comerica, Inc.                                  1,627,312
      36,450    Fifth Third Bancorp(d)                          1,795,163
      45,600    First Chicago NBD Corp.                         3,987,150
     151,620    First Union Corp.                               8,386,481
      41,900    Fleet Financial Group, Inc.                     3,435,800
       8,900    Golden West Financial Corp.                       961,200
      17,300    H. F. Ahmanson & Co.                            1,319,125
      30,000    Huntington Bancshares, Inc.                       982,500
      27,800    J.P. Morgan & Co., Inc.                         3,452,413
      68,800    KeyCorp(d)                                      2,610,100
      39,900    Mellon Bank Corp.                               2,690,757
      20,600    Mercantile Bancorp.(d)                          1,053,175
      51,600    National City Corp.                             3,495,900
     147,400    NationsBank Corp.(d)                           11,165,550
      17,500    Northern Trust Corp.                            1,234,298
     118,400    Norwest Corp.(c)(d)                             4,602,800
      47,800    PNC Bank Corp.                                  2,760,450
       8,500    Republic New York Corp.(d)                      1,091,718
      25,300    State Street Corp.                              1,744,118
      27,600    Summit Bancorp                                  1,383,450
      33,000    Suntrust Banks, Inc.(d)                         2,607,000
      41,250    Synovus Financial Corp.                           925,547
     115,500    U.S. Bancorp                                    4,518,937
      32,200    Wachovia Corp.                                  2,578,013
      40,400    Washington Mutual, Inc.(d)                      2,853,250
      13,600    Wells Fargo & Co.(d)                            4,916,400
                                                          ---------------
                                                              121,789,282
                                                          ---------------
EATING & DRINKING PLACES (0.7%)
      23,300    Darden Restaurants, Inc.                          359,694
      39,900    Marriott International, Inc., Class A           1,386,525
     108,100    McDonald's Corp.                                7,094,062
      23,700    Tricon Global Restaurants, Inc.(a)                736,182

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
EATING & DRINKING PLACES (continued)

      20,800    Wendy's International, Inc.(d)            $       513,500
                                                          ---------------
                                                               10,089,963
                                                          ---------------
ELECTRIC, GAS & SANITARY SERVICES (3.2%)
      21,500    Ameren Corp.(d)                                   841,188
      29,700    American Electric Power Co.                     1,347,638
      23,100    Baltimore Gas & Electric Co.                      703,106
      30,500    Browning-Ferris Industries(d)                   1,084,657
      24,800    CINergy Corp.                                     801,350
      23,500    Carolina Power & Light Co.                        963,500
      33,200    Central & Southwest Corp.                         877,725
      16,600    Coastal Corp.(d)                                1,170,300
       8,700    Columbia Energy Group                             734,063
      36,800    Consolidated Edison Co.                         1,575,500
      15,000    Consolidated Natural Gas Co.(d)                   848,437
      22,800    DTE Energy Co.(d)                                 902,025
      30,400    Dominion Resources, Inc.                        1,206,500
      56,500    Duke Energy Corp.(d)                            3,255,813
       3,200    Eastern Enterprises                               128,400
      59,700    Edison International(d)                         1,761,150
      51,500    Enron Corp.(d)                                  2,581,437
      38,300    Entergy Corp.(d)                                1,007,768
      28,500    FPL Group, Inc.(d)                              1,750,968
      36,100    FirstEnergy Corp.                               1,071,719
      19,900    GPU, Inc.                                         766,150
      44,300    Houston Industries, Inc.                        1,268,088
      51,600    Laidlaw, Inc.                                     638,550
      22,600    Niagara Mohawk Power Corp.(a)                     279,675
       7,600    Nicor, Inc.                                       293,550
      11,800    Northern States Power Co.                         671,125
       4,900    Oneok, Inc.                                       191,407
      26,000    PP&L Resources, Inc.                              575,250
      46,400    PacifiCorp                                      1,070,100
      13,100    Pacific Enterprises                               498,618
      59,700    Pacific Gas & Electric Co.(d)                   1,880,550
      34,800    Peco Energy Co.                                   983,100
       5,500    People's Energy Corp.                             202,813
      36,300    Public Service Enterprise Group, Inc.(d)        1,200,168
      17,000    Sonat, Inc.                                       666,188
     108,200    Southern Co.(d)                                 2,874,062
      38,700    Texas Utilities Co.                             1,528,650
      71,400    Waste Management, Inc.                          2,320,500
      64,300    Williams Cos., Inc.(d)                          2,085,731
                                                          ---------------
                                                               44,607,519
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (7.6%)
      34,500    AMP, Inc.                                       1,311,000
      22,300    Advanced Micro Devices, Inc.(a)(d)                434,850
       4,500    Aeroquip-Vickers, Inc.(d)                         277,875
      13,800    Andrew Corp.(a)(d)                                303,170
      18,900    Cooper Industries, Inc.                         1,216,687
      18,400    DSC Communications Corp.(a)                       314,525
      69,600    Emerson Electric Co.                            4,228,200
     512,900    General Electric Co.                           42,763,037
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (continued)

      23,200    General Instrument Corp.(a)               $       552,450
      12,500    Harris Corp.(d)                                   602,343
     256,400    Intel Corp.                                    18,316,575
      22,200    LSI Logic Corp.(a)                                473,138
     204,000    Lucent Technologies, Inc.                      14,471,250
      14,900    Maytag Corp.(d)                                   751,518
      33,200    Micron Technology, Inc.(a)(d)                     782,275
      93,500    Motorola, Inc.                                  4,949,657
      25,800    National Semiconductor Corp.(a)                   419,250
       6,800    National Service Industries                       346,800
      81,700    Northern Telecom Ltd.(d)                        5,228,800
      13,300    Raychem Corp.                                     500,412
      12,400    Scientific-Atlanta, Inc.                          273,575
      28,400    Tellabs, Inc.(a)(d)                             1,951,614
      61,200    Texas Instruments, Inc.                         3,144,150
       8,600    Thomas & Betts Corp.                              459,563
      11,800    Whirlpool Corp.                                   806,087
                                                          ---------------
                                                              104,878,801
                                                          ---------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES (0.1%)
      26,700    Dun & Bradstreet Corp.                            901,125
       7,200    EG&G, Inc.                                        226,800
                                                          ---------------
                                                                1,127,925
                                                          ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT
(1.1%)
       4,700    Ball Corp.                                        185,356
       7,300    Crane Co.                                         384,618
      20,200    Crown Cork & Seal Co., Inc.(d)                  1,047,875
      26,900    Fortune Brands, Inc.                            1,033,968
      87,800    Gillette Co.                                   10,283,575
      17,400    Parker-Hannifin Corp.                             714,487
       9,600    Snap-On, Inc.                                     421,200
      13,900    Stanley Works                                     660,250
                                                          ---------------
                                                               14,731,329
                                                          ---------------
FOOD STORES (0.4%)
      38,500    Albertson's, Inc.                               1,783,032
      42,900    American Stores Co.                             1,069,818
       9,500    Giant Food, Inc., Class A                         408,500
       6,000    Great Atlantic & Pacific Tea Co.                  192,000
      39,900    Kroger Co.(a)                                   1,713,207
      23,300    Winn-Dixie Stores, Inc.                           948,018
                                                          ---------------
                                                                6,114,575
                                                          ---------------
FOOD & KINDRED PRODUCTS (6.0%)
       5,800    Adolph Coors Co.                                  217,500
      76,800    Anheuser-Busch Cos., Inc.                       3,528,000
      89,700    Archer Daniels Midland Co.(d)                   1,693,088
      45,200    Bestfoods, Inc.                                 2,550,975
      10,800    Brown-Forman Corp.                                622,350
      71,600    Campbell Soup Co.(d)                            3,902,200
     387,600    Coca-Cola Co.                                  30,378,150

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
FOOD & KINDRED PRODUCTS (continued)

      74,600    Conagra, Inc.(d)                          $     2,182,050
      24,900    General Mills, Inc.(d)                          1,699,425
      57,300    Heinz (H.J.) Co.(d)                             3,040,482
      22,400    Hershey Foods Corp.                             1,551,200
      64,400    Kellogg Co.(d)                                  2,660,525
     237,700    PepsiCo, Inc.                                   9,701,132
      21,700    Quaker Oats Co.                                 1,251,818
      16,800    Ralston-Ralston Purina Group                    1,870,050
      74,200    Sara Lee Corp.(d)                               4,368,525
      55,900    Seagram Co. Ltd.(d)                             2,456,106
     100,400    Unilever N.V.(d)                                7,925,325
      18,200    Wrigley (Wm) Jr. Co.                            1,751,750
                                                          ---------------
                                                               83,350,651
                                                          ---------------
FURNITURE & FIXTURES (0.1%)
      25,900    Masco Corp.(d)                                  1,456,875
                                                          ---------------
GENERAL MERCHANDISE STORES (2.7%)
      16,900    Consolidated Stores Corp.                         645,369
      68,600    Dayton Hudson Corp.                             3,181,325
      17,400    Dillards, Inc.(d)                                 731,888
      32,900    Federated Department Stores, Inc.(a)(d)         1,704,631
      11,100    Harcourt General, Inc.                            604,950
      39,200    J.C. Penney Co., Inc.                           2,815,050
      76,600    KMart Corp.(a)(d)                               1,484,125
      36,300    May Department Stores Co.                       2,334,544
       5,700    Mercantile Stores Co., Inc.                       448,162
      61,500    Sears, Roebuck & Co.                            3,801,468
     352,200    Wal-Mart Stores, Inc.(d)                       19,437,038
      21,200    Woolworth Corp.(a)(d)                             418,700
                                                          ---------------
                                                               37,607,250
                                                          ---------------
HEALTH SERVICES (0.5%)
     101,500    Columbia/HCA Healthcare Corp.(d)                3,317,782
      61,700    HEALTHSOUTH Corp.(a)(d)                         1,750,738
      10,000    Manor Care, Inc.                                  315,625
      48,100    Tenet Healthcare Corp.(a)                       1,683,500
                                                          ---------------
                                                                7,067,645
                                                          ---------------
HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION-- CONTRACTORS (0.2%)
      13,100    Fluor Corp.                                       624,707
       6,300    Foster Wheeler Corp.                              159,863
      41,100    Halliburton Co.(d)                              1,947,112
                                                          ---------------
                                                                2,731,682
                                                          ---------------
HOLDING & OTHER INVESTMENT OFFICES (0.1%)
      29,500    Conseco, Inc.(d)                                1,375,437
                                                          ---------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES (0.0%)
      15,500    Circuit City Stores                               656,813
                                                          ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES (0.1%)
      39,200    Hilton Hotels Corp.(d)                          1,232,350
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES (continued)

      28,100    Mirage Resorts, Inc.(a)                   $       584,831
                                                          ---------------
                                                                1,817,181
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (6.5%)
      20,800    Apple Computer, Inc.(a)(d)                        553,800
      57,400    Applied Materials, Inc.                         1,836,800
      26,600    Baker Hughes, Inc.                                957,600
      34,400    Bay Networks, Inc.(a)                             952,450
      14,900    Black & Decker Corp.                              869,788
       3,800    Briggs & Stratton Corp.                           172,425
      15,700    Brunswick Corp.                                   493,568
      11,900    Case Corp.(d)                                     688,713
      58,400    Caterpillar, Inc.(d)                            3,208,350
       6,200    Cincinnati Milacron, Inc.                         185,613
     159,600    Cisco Systems, Inc.                            12,069,750
     237,300    Compaq Computer Corp.(d)                        6,481,257
       5,900    Cummins Engine Co., Inc.                          306,800
       7,600    Data General Corp.(a)                             115,900
      39,100    Deere & Co.                                     2,028,312
     102,300    Dell Computer Corp.(d)                          8,430,165
      23,000    Digital Equipment Corp.(a)                      1,262,125
      34,800    Dover Corp.(d)                                  1,305,000
      27,600    Dresser Industries, Inc.                        1,285,125
      77,700    EMC Corp.(a)(d)                                 3,219,694
      23,700    Gateway 2000, Inc.(d)                           1,067,981
       6,800    General Signal Corp.                              279,650
       7,500    Harnischfeger Industries, Inc.                    236,250
     163,100    Hewlett-Packard Co.                            10,132,588
     152,400    IBM Corp.(d)                                   17,887,950
      26,000    Ingersoll-Rand Co.(d)                           1,171,625
       9,400    McDermott International, Inc.                     358,962
      19,600    Pall Corp.(d)                                     388,325
      45,400    Pitney Bowes, Inc.                              2,133,800
      38,000    Seagate Technology Inc.(a)                        878,750
      29,400    Silicon Graphics, Inc.(a)                         352,800
      16,200    Tandy Corp.                                       716,850
      26,600    Tenneco, Inc.                                   1,107,225
       9,900    Timken Co.                                        372,488
      89,800    Tyco International Ltd.(d)                      4,972,675
      39,100    Unisys Corp.(a)(d)                                957,950
                                                          ---------------
                                                               89,439,104
                                                          ---------------
INSURANCE AGENTS, BROKERS & SERVICES (0.4%)
      26,300    Aon Corp.                                       1,684,844
      25,700    Humana, Inc.(a)                                   798,307
      26,600    Marsh & McLennan Cos., Inc.                     2,329,162
                                                          ---------------
                                                                4,812,313
                                                          ---------------
INSURANCE CARRIERS (4.5%)
      23,300    Aetna Life & Casualty, Inc.                     1,821,768
      67,200    Allstate Corp.                                  6,325,200
      39,800    American General Corp.                          2,671,575
     109,901    American International Group, Inc.             13,606,994
      34,800    CIGNA Corp.(d)                                  2,383,800
      26,600    Chubb Corp.                                     2,116,362

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
INSURANCE CARRIERS (continued)

      25,800    Cincinnati Financial Corp.                $     1,083,600
      12,300    General Re Corp.(d)                             2,704,463
      18,500    Hartford Financial Services Group(d)            2,036,157
      16,500    Jefferson-Pilot Corp.                             944,625
      16,000    Lincoln National Corp.(d)                       1,438,000
      18,000    Loews Corp.                                     1,633,500
      15,400    MBIA, Inc.                                      1,148,262
      17,900    MGIC Investment Corp.(d)                        1,072,881
      11,300    Progressive Corp.(d)                            1,557,988
      14,900    Providian Financial Corp.                         948,012
      22,200    Safeco Corp.(d)                                 1,032,300
      36,186    St. Paul Cos., Inc.(d)                          1,605,753
      30,600    SunAmerica, Inc.(d)                             1,487,925
      21,900    Torchmark Corp.(d)                                938,963
     179,600    Travelers Group, Inc.(d)                       10,955,600
      29,500    United Healthcare Corp.                         1,888,000
      21,700    Unum Corp.                                      1,205,706
                                                          ---------------
                                                               62,607,434
                                                          ---------------
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE (0.0%)
      17,200    Louisiana-Pacific Corp.                           342,926
                                                          ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS (2.0%)
       8,900    Bard (C.R.), Inc.                                 308,719
       8,600    Bausch & Lomb, Inc.(d)                            428,388
      19,100    Becton, Dickinson & Co.                         1,351,325
      17,600    Biomet, Inc.(d)                                   508,200
      30,500    Boston Scientific Corp.(a)                      1,944,375
      50,900    Eastman Kodak Co.                               3,632,988
      23,600    Guidant Corp.(d)                                1,520,725
      19,900    Honeywell, Inc.                                 1,670,357
      13,200    Johnson Controls, Inc.(d)                         785,400
      13,200    KLA-Tencor Corp.(a)(d)                            447,150
      73,500    Medtronic, Inc.                                 4,088,438
       6,900    Millipore Corp.                                   230,287
       7,600    Perkin-Elmer Corp.(d)                             520,600
       7,100    Polaroid Corp.(d)                                 287,994
       2,100    Raytheon Co., Class A                             111,956
      51,100    Raytheon Co., Class B(d)                        2,794,531
      13,100    St. Jude Medical, Inc.(a)(d)                      468,325
       7,900    Tektronix, Inc.                                   302,175
      24,900    Thermo Electron Corp.(a)(d)                       874,613
      11,900    U.S. Surgical Corp.                               473,025
      51,100    Xerox Corp.(d)                                  5,250,525
                                                          ---------------
                                                               28,000,096
                                                          ---------------
METAL MINING (0.3%)
      58,400    Barrick Gold Corp.(d)                           1,124,200
      36,000    Battle Mountain Gold Co.                          191,250
      14,700    Cyprus Amax Minerals Co.                          233,362
      30,400    Freeport McMoran, Inc., Class B                   509,200
      33,100    Homestake Mining Co.(d)                           359,962
      24,500    Newmont Mining Corp.(d)                           610,968
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
METAL MINING (continued)

      38,800    Placer Dome, Inc.(d)                      $       482,575
                                                          ---------------
                                                                3,511,517
                                                          ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES (0.3%)
      20,900    Hasbro, Inc.                                      799,425
      18,500    ITT Industries, Inc.                              682,188
       6,000    Jostens, Inc.                                     151,500
      45,600    Mattel, Inc.(d)                                 1,727,100
       1,200    NACCO Industries, Inc.                            175,800
                                                          ---------------
                                                                3,536,013
                                                          ---------------
MISCELLANEOUS RETAIL (0.5%)
      33,600    Costco Cos., Inc.(a)(d)                         1,944,600
       6,000    Longs Drug Stores, Inc.                           181,875
      40,500    Rite Aid Corp.(d)                               1,450,406
      44,500    Toys "R" Us, Inc.(a)(d)                         1,179,250
      77,700    Walgreen Co.(d)                                 2,734,068
                                                          ---------------
                                                                7,490,199
                                                          ---------------
MOTION PICTURES (0.1%)
      34,000    Unicom Corp.                                    1,168,750
                                                          ---------------
NONDEPOSITORY CREDIT INSTITUTIONS (2.6%)
      72,800    American Express Co.                            7,471,100
      62,998    Associates First Capital Corp.(d)               4,713,038
       8,300    Beneficial Corp.                                1,112,200
      17,100    Countrywide Credit Industries, Inc.               790,875
     108,900    FHLMC                                           4,954,950
     166,200    FNMA                                            9,951,225
      21,300    Green Tree Financial Corp.(d)                     855,994
      16,700    Household International, Inc.(d)                2,259,718
      78,600    MBNA Corp.(d)                                   2,490,637
       9,800    Transamerica Corp.                              1,127,000
                                                          ---------------
                                                               35,726,737
                                                          ---------------
OIL & GAS EXTRACTION (0.9%)
       9,400    Anadarko Petroleum Corp.                          620,400
      14,900    Apache Corp.                                      509,394
      27,700    Burlington Resources, Inc.                      1,166,863
       7,900    Helmerich & Payne, Inc.                           199,475
      53,200    Occidental Petroleum Corp.(d)                   1,469,650
      16,600    Oryx Energy Co.(a)                                386,988
      13,500    Rowan Cos., Inc.(a)                               345,093
      78,000    Schlumberger, Ltd.                              6,088,875
      39,700    Union Pacific Resources Group, Inc.(d)            803,925
       8,500    Western Atlas, Inc.                               735,781
                                                          ---------------
                                                               12,326,444
                                                          ---------------
PAPER & ALLIED PRODUCTS (1.6%)
      16,100    Avery Dennison Corp.                              834,182
       8,300    Bemis Co., Inc.(d)                                350,157
       8,800    Boise Cascade Corp.                               293,700
      15,000    Champion International Corp.                      720,000
      32,700    Fort James Corp.(d)                             1,563,469
      14,500    Georgia-Pacific Group(d)                          930,718

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
PAPER & ALLIED PRODUCTS (continued)

      21,100    IKON Office Solutions, Inc.               $       447,057
      47,400    International Paper Co.(d)                      2,180,400
      87,200    Kimberly-Clark Corp.(d)                         4,321,850
      16,400    Mead Corp.                                        510,450
      64,000    Minnesota Mining & Manufacturing Co.            5,928,000
      15,500    Stone Container Corp.(a)                          275,125
       8,800    Temple-Inland, Inc.                               517,000
      10,900    Union Camp Corp.                                  596,093
      16,000    Westvaco Corp.                                    456,000
      31,300    Weyerhaeuser Co.(d)                             1,590,432
      17,500    Willamette Industries, Inc.                       600,468
                                                          ---------------
                                                               22,115,101
                                                          ---------------
PERSONAL SERVICES (0.2%)
      16,400    H&R Block, Inc.                                   721,600
      39,500    Service Corp. International                     1,614,563
                                                          ---------------
                                                                2,336,163
                                                          ---------------
PETROLEUM REFINING & RELATED INDUSTRIES (6.3%)
      14,400    Amerada Hess Corp.(d)                             778,500
     152,400    Amoco Corp.(d)                                  6,372,225
      11,800    Ashland, Inc.                                     588,525
      50,200    Atlantic Richfield Co.                          3,959,525
     103,000    Chevron Corp.                                   8,227,125
     386,500    Exxon Corp.                                    27,248,250
       7,500    Kerr-McGee Corp.                                  474,375
     123,000    Mobil Corp.                                     9,594,000
       7,500    Pennzoil Co.                                      433,594
      41,200    Phillips Petroleum Co.                          2,062,575
     336,000    Royal Dutch Petroleum Co.(d)                   18,837,000
      14,800    Sun Co., Inc.                                     629,000
      85,800    Texaco, Inc.                                    4,954,950
      45,100    USX-Marathon Group, Inc.                        1,578,500
      38,700    Unocal Corp.                                    1,378,688
                                                          ---------------
                                                               87,116,832
                                                          ---------------
PHARMACEUTICAL PREPARATIONS (0.9%)
     203,600    American Home Products Corp.                    9,836,425
      41,200    Amgen, Inc.(a)(d)                               2,492,600
                                                          ---------------
                                                               12,329,025
                                                          ---------------
PRIMARY METAL INDUSTRIES (0.6%)
      35,600    Alcan Aluminum Ltd.                             1,014,600
      30,600    Allegheny Teledyne, Inc.(d)                       711,450
      27,000    Aluminum Co. of America                         1,873,125
      17,000    Armco, Inc.(a)                                     92,438
       6,200    Asarco, Inc.                                      140,663
      20,100    Bethlehem Steel Corp.(a)                          246,225
      22,700    Engelhard Corp.                                   472,443
      26,200    Inco Ltd.                                         376,625
       7,700    Inland Steel Industries, Inc.                     220,413
      13,700    Nucor Corp.(d)                                    705,550
       9,300    Phelps Dodge Corp.(d)                             567,300
      11,600    Reynolds Metals Co.                               672,800
      13,500    USX-US Steel Group, Inc.(d)                       484,312
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
PRIMARY METAL INDUSTRIES (continued)

      15,200    Worthington Industries, Inc.              $       267,900
                                                          ---------------
                                                                7,845,844
                                                          ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES (1.6%)
      11,400    American Greetings Corp.                          541,500
      12,800    Deluxe Corp.                                      429,600
      15,100    Dow Jones & Co., Inc.                             726,688
      44,400    Gannett Co., Inc.                               2,927,625
      13,200    Knight-Ridder, Inc.                               753,225
      15,500    McGraw-Hill Cos., Inc.                          1,211,907
       8,300    Meredith Corp.                                    329,925
      13,900    Moore Corp. Ltd.(d)                               201,550
      15,000    New York Times Co.                              1,057,500
      22,900    R.R. Donnelley & Sons Co.(d)                    1,030,500
      90,700    Time Warner, Inc.(d)                            7,057,593
      13,800    Times Mirror Co.(d)                               883,200
      19,200    Tribune Co.                                     1,284,000
      55,300    Viacom, Inc., Class B(a)(d)                     3,041,500
                                                          ---------------
                                                               21,476,313
                                                          ---------------
RAILROAD TRANSPORTATION (0.6%)
      24,500    Burlington Northern Santa Fe Corp.(d)           2,437,750
      34,200    CSX Corp.                                       1,628,775
      59,100    Norfolk Southern Corp.                          1,850,568
      38,800    Union Pacific Corp.                             1,876,950
                                                          ---------------
                                                                7,794,043
                                                          ---------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS (0.7%)
       6,300    Armstrong World Industries(d)                     529,988
      12,400    Cooper Tire & Rubber Co.                          293,725
      24,500    Goodyear Tire & Rubber Co.(d)                   1,760,938
      39,100    Illinois Tool Works, Inc.(d)                    2,580,600
      45,600    Nike, Inc., Class B(d)                          2,097,600
       8,800    Reebok International Ltd.(a)                      253,000
      23,400    Rubbermaid, Inc.                                  763,425
      13,012    Sealed Air Corp.(a)(d)                            696,143
       9,600    Tupperware Corp.                                  259,200
                                                          ---------------
                                                                9,234,619
                                                          ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES (1.2%)
      41,600    Charles Schwab Corp.                            1,372,800
      39,600    Franklin Resources, Inc.                        1,935,450
      16,000    Lehman Brothers Holding, Inc.                   1,135,000
      52,200    Merrill Lynch & Co., Inc.                       4,671,900
      92,900    Morgan Stanley, Dean Witter & Co.               7,252,006
                                                          ---------------
                                                               16,367,156
                                                          ---------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS (0.3%)
      36,200    Corning, Inc.(d)                                1,427,638
      25,000    Newell Co.(d)                                   1,206,250
       8,400    Owens Corning(d)                                  315,000
      22,100    Owens-Illinois, Inc.(a)(d)                        993,118
                                                          ---------------
                                                                3,942,006
                                                          ---------------

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

TEXTILE MILL PRODUCTS (0.1%)
      11,500    Fruit of the Loom, Inc.(a)                $       413,282
       5,700    Russell Corp.(d)                                  155,325
       3,200    Springs Industries, Inc., Class A                 179,600
                                                          ---------------
                                                                  748,207
                                                          ---------------
TOBACCO PRODUCTS (1.0%)
     380,000    Philip Morris Cos., Inc.                       14,202,500
                                                          ---------------
TRANSPORTATION BY AIR (0.5%)
      14,300    AMR Corp.(a)                                    2,201,307
      11,800    Delta Airlines, Inc.(d)                         1,357,000
      23,000    FDX Corp.(a)                                    1,474,875
      34,600    Southwest Airlines Co.                            923,387
      14,300    U.S. Air Group, Inc.(a)                         1,001,000
                                                          ---------------
                                                                6,957,569
                                                          ---------------
TRANSPORTATION EQUIPMENT (3.7%)
      88,400    Allied-Signal, Inc.(d)                          3,779,100
     156,700    Boeing Co.(d)                                   7,462,838
     101,700    Chrysler Corp.(d)                               5,657,062
      16,500    Dana Corp.(d)                                     860,062
      11,300    Eaton Corp.                                     1,014,881
       9,900    Echlin, Inc.                                      470,250
       5,700    Fleetwood Enterprises, Inc.                       228,000
     188,100    Ford Motor Co.(d)                               9,757,687
      19,800    General Dynamics Corp.                            879,862
     110,900    General Motors Corp.(d)                         7,977,868
      30,500    Lockheed Martin Corp.(d)                        3,423,625
      11,300    Navistar International Corp.(a)                   341,118
      10,400    Northrop Grumman Corp.                          1,114,750
      12,200    Paccar, Inc.(d)                                   673,669
      31,500    Rockwell International Corp.(d)                 1,732,500
      19,200    TRW, Inc.(d)                                    1,028,400
      25,800    Textron, Inc.                                   1,914,037
      36,500    United Technologies Corp.                       3,431,000
                                                          ---------------
                                                               51,746,709
                                                          ---------------
WHOLESALE TRADE--DURABLE GOODS (0.4%)
     111,500    CBS Corp.(d)                                    3,540,125
      28,000    Genuine Parts Co.                                 950,250
       7,800    Grainger (W.W.), Inc.                             823,387
       4,600    Potlatch Corp.                                    201,537
                                                          ---------------
                                                                5,515,299
                                                          ---------------
WHOLESALE TRADE--NONDURABLE GOODS (0.3%)
      17,200    Cardinal Health, Inc.(d)                        1,532,950
      15,800    Sigma Aldrich                                     576,700
       9,500    Supervalu, Inc.                                   397,812
      53,300    Sysco Corp.                                     1,242,556
                                                          ---------------
                                                                3,750,018
                                                          ---------------
TOTAL COMMON STOCKS
  (COST $823,650,158)                                       1,346,700,301
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------
CORPORATE NOTE (0.1%)
   2,000,000    NationsBank Corp., 5.81% V/R, 7/1/04
                  (cost $1,987,556)                       $     1,995,028
                                                          ---------------
PREFERRED STOCK (0.0%)
       5,320    Sealed Air Corp., 12/31/49 (cost
                  $269,502)(a)                                    296,257
                                                          ---------------
TIME DEPOSITS (2.4%)
  17,000,000    Erste Bank der Oeste, 5.69%, 6/1/98            17,000,000
   1,525,381    PNC Bank N.A. Nassau, 5.66%, 6/1/98             1,525,381
  15,000,000    Union Bank of Switzerland, 5.69%, 6/1/98       15,000,000
                                                          ---------------

TOTAL TIME DEPOSITS
  (COST $33,525,381)                                           33,525,381
                                                          ---------------
U.S. TREASURY BILLS (0.1%)
   1,410,000    U.S. Treasury Bills, 5.11% yield,
                  4/29/99(f) (cost $1,343,497)                  1,343,552
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $860,776,094)            $ 1,383,860,519
                                                          ---------------
                                                          ---------------
FINANCIAL FUTURES CONTRACTS (0.0%)

                                                           UNREALIZED GAIN
  POSITION      CONTRACTS               INDEX                  (LOSS)
- -------------   ---------   -----------------------------  ---------------
Long                  13    S&P 500 Futures,
                              Expiring June 19, 1998
                              (notional value $3,545,100)  $       433,150
Long                 106    S&P 500 Futures,
                              Expiring September 18, 1998
                              (notional value
                              $29,221,550)                         (16,125)
                                                           ---------------
                                                           $       417,025
                                                           ---------------
                                                           ---------------

- ---------------------------------------------------------
                 INCOME EQUITY PORTFOLIO
- ---------------------------------------------------------
COMMON STOCKS (97.7%)
BUSINESS SERVICES (1.6%)
     608,900    Cognizant   $                  32,423,926
                  Corp.
                                          ---------------
CHEMICALS & ALLIED PRODUCTS (5.2%)
     845,200    E.I. du                        65,080,400
                  Pont de
                  Nemours
                  &
                  Co.(d)
   1,242,000    Morton                         37,803,375
                International,
                  Inc.
                                          ---------------
                                              102,883,775
                                          ---------------
COMMUNICATIONS (5.7%)
   1,113,200    AT&T                           67,766,050
                 Corp.(d)
     782,600    GTE Corp.                      45,635,362
                                          ---------------
                                              113,401,412
                                          ---------------
DEPOSITORY INSTITUTIONS (4.8%)
     424,450    J.P.                           52,711,384
                  Morgan
                  & Co.,
                  Inc.(d)
   1,067,850    U.S.                           41,779,631
                  Bancorp
                                          ---------------
                                               94,491,015
                                          ---------------
EATING & DRINKING PLACES (2.0%)
     602,750    McDonald's                     39,555,468
                  Corp.
                                          ---------------

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   INCOME EQUITY PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

ELECTRIC, GAS, & SANITARY SERVICES (6.9%)
     493,000    Consolidated Natural Gas Co.(d)           $    27,885,312
     740,600    Pacific Gas & Electric Co.(d)                  23,328,900
     604,100    Public Service Enterprise Group, Inc.          19,973,056
     876,350    Texas Utilities Co.(d)                         34,615,825
     937,700    Waste Management, Inc.(d)                      30,475,250
                                                          ---------------
                                                              136,278,343
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (12.1%)
   1,588,800    AMP, Inc.(d)                                   60,374,400
     513,200    Emerson Electric Co.                           31,176,900
     536,600    General Electric Co.                           44,739,025
     567,600    Honeywell, Inc.                                47,642,928
     783,146    Lucent Technologies, Inc.(d)                   55,554,419
                                                          ---------------
                                                              239,487,672
                                                          ---------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT, & RELATED
SERVICES (2.7%)
   1,563,600    Dun & Bradstreet Corp.                         52,771,501
                                                          ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT
(3.0%)
   1,536,600    Fortune Brands, Inc.                           59,063,062
                                                          ---------------
FOOD & KINDRED PRODUCTS (7.8%)
   1,365,640    PepsiCo, Inc.(d)                               55,735,182
     554,800    Procter & Gamble Co.(d)                        46,568,525
     877,250    Sara Lee Corp.(d)                              51,648,093
                                                          ---------------
                                                              153,951,800
                                                          ---------------
GENERAL MERCHANDISE STORES (8.0%)
     965,800    Dayton Hudson Corp.                            44,788,975
     538,400    J.C. Penney Co., Inc.                          38,663,850
     729,500    May Department Stores Co.                      46,915,968
     473,830    Sears, Roebuck & Co.(d)                        29,288,616
                                                          ---------------
                                                              159,657,409
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (3.3%)
   1,051,800    Hewlett-Packard Co.                            65,343,075
                                                          ---------------
INSURANCE CARRIERS (2.3%)
     686,750    American General Corp.(d)                      46,098,093
                                                          ---------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS (2.0%)
     544,050    Eastman Kodak Co.(d)                           38,831,568
                                                          ---------------
NONDEPOSITORY CREDIT INSTITUTIONS (4.9%)
     412,300    American Express Co.                           42,312,287
     470,900    Transamerica Corp.                             54,153,500
                                                          ---------------
                                                               96,465,787
                                                          ---------------
OIL & GAS EXTRACTION (1.5%)
     395,100    Schlumberger Ltd.(d)                           30,842,493
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   INCOME EQUITY PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

PAPER & ALLIED PRODUCTS (2.1%)
     452,150    Minnesota Mining & Manufacturing Co.(d)   $    41,880,393
                                                          ---------------
PETROLEUM REFINING & RELATED INDUSTRIES (8.3%)
     538,200    Atlantic Richfield Co.                         42,450,525
     458,750    Chevron Corp.(d)                               36,642,656
     524,700    Exxon Corp.(d)                                 36,991,350
     301,500    Mobil Corp.(d)                                 23,517,000
     440,600    Royal Dutch Petroleum Co. ADR(d)               24,701,137
                                                          ---------------
                                                              164,302,668
                                                          ---------------
PHARMACEUTICAL PREPARATIONS (8.6%)
     922,900    American Home Products Corp.(d)                44,587,606
     520,750    Johnson & Johnson(d)                           35,964,296
     287,400    Merck & Co., Inc.(d)                           33,643,762
     530,400    Pfizer, Inc.                                   55,592,550
                                                          ---------------
                                                              169,788,214
                                                          ---------------
PRINTING, PUBLISHING, & ALLIED INDUSTRIES (1.0%)
     581,800    Deluxe Corp.                                   19,526,662
                                                          ---------------
TOBACCO PRODUCTS (2.2%)
   1,144,450    Philip Morris Cos., Inc.                       42,773,818
                                                          ---------------
TRANSPORTATION EQUIPMENT (1.7%)
     369,300    United Technologies Corp.(d)                   34,714,209
                                                          ---------------

TOTAL COMMON STOCKS
  (COST $1,136,096,524)                                     1,934,532,363
                                                          ---------------
TIME DEPOSITS (2.3%)
  45,011,190    PNC Bank, N.A. Nassau, 5.66%, 6/1/98
                  (cost $45,011,190)                           45,011,190
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $1,181,107,714)          $ 1,979,543,553
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                      DISCIPLINED GROWTH PORTFOLIO
- -----------------------------------------------------------------
COMMON STOCKS (97.4%)
APPAREL & ACCESSORY STORES (2.5%)
      74,600    Ross Stores, Inc.                         $     3,291,726
                                                          ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS
(3.3%)
      63,200    Tommy Hilfiger Corp.(d)                         4,250,201
                                                          ---------------
BUSINESS SERVICES (7.7%)
      79,300    BMC Software, Inc.(a)(d)                        3,652,758
      92,830    Cadence Design Systems, Inc.(d)                 3,272,258
      60,690    Robert Half International, Inc.(a)              3,072,431
                                                          ---------------
                                                                9,997,447
                                                          ---------------
CHEMICALS & ALLIED PRODUCTS (2.2%)
     106,530    Solutia, Inc.                                   2,922,916
                                                          ---------------
COMMUNICATIONS (4.7%)
      49,900    AT&T Corp.(d)                                   3,037,663

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                DISCIPLINED GROWTH PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
COMMUNICATIONS (continued)

      48,000    BellSouth Corp.                           $     3,096,000
                                                          ---------------
                                                                6,133,663
                                                          ---------------
DOMESTIC DEPOSITORY INSTITUTIONS (4.5%)
      45,715    Comerica, Inc.                                  3,005,761
     100,350    Dime Bancorp, Inc.                              2,928,965
                                                          ---------------
                                                                5,934,726
                                                          ---------------
EATING & DRINKING PLACES (2.3%)
     195,750    Darden Restaurants, Inc.                        3,021,890
                                                          ---------------
ELECTRIC, GAS & SANITARY SERVICES (2.2%)
      76,230    GPU, Inc.                                       2,934,855
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (3.4%)
      62,000    Lucent Technologies, Inc.                       4,398,125
                                                          ---------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES (2.3%)
      62,090    Halliburton Co.(d)                              2,941,514
                                                          ---------------
FOOD & KINDRED PRODUCTS (2.3%)
      91,380    Interstate Bakeries Corp.(d)                    2,947,006
                                                          ---------------
FURNITURE & FIXTURES (2.2%)
     105,600    Herman Miller, Inc.                             2,923,800
                                                          ---------------
GENERAL MERCHANDISE STORES (6.0%)
      84,400    Dayton Hudson Corp.                             3,914,064
      83,100    TJX Cos., Inc.(d)                               3,884,925
                                                          ---------------
                                                                7,798,989
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (9.8%)
      54,670    Caterpillar, Inc.                               3,003,433
      75,850    EMC Corp.(a)(d)                                 3,143,035
      68,930    Lexmark International Group, Inc.(a)            3,825,615
      46,420    Sundstrand Corp.                                2,878,040
                                                          ---------------
                                                               12,850,123
                                                          ---------------
INSURANCE CARRIERS (2.4%)
      65,490    SunAmerica, Inc.(d)                             3,184,451
                                                          ---------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS (1.9%)
      71,780    SCI Systems, Inc.(a)(d)                         2,449,492
                                                          ---------------
MISCELLANEOUS RETAIL (2.6%)
      58,700    Costco Cos., Inc.(a)                            3,397,262
                                                          ---------------
NONDEPOSITORY CREDIT INSTITUTIONS (2.1%)
      69,790    SLM Holding Corp.(d)                            2,787,238
                                                          ---------------
PAPER & ALLIED PRODUCTS (2.2%)
      56,900    Bowater, Inc.(d)                                2,880,562
                                                          ---------------
PETROLEUM REFINING & RELATED INDUSTRIES (4.7%)
      42,500    Exxon Corp.                                     2,996,250
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                DISCIPLINED GROWTH PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
PETROLEUM REFINING & RELATED INDUSTRIES (continued)

      74,790    Sun Co., Inc.                             $     3,178,575
                                                          ---------------
                                                                6,174,825
                                                          ---------------
PHARMACEUTICAL PREPARATIONS (5.5%)
      73,000    Watson Pharmaceuticals, Inc.                    3,193,751
      47,400    Schering-Plough Corp.                           3,966,787
                                                          ---------------
                                                                7,160,538
                                                          ---------------
PRIMARY METAL INDUSTRIES (2.3%)
      83,430    USX-U.S. Steel Group, Inc.(d)                   2,993,051
                                                          ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES (4.7%)
      46,530    Gannett Co., Inc.                               3,068,071
      48,900    Times Mirror Co.                                3,129,600
                                                          ---------------
                                                                6,197,671
                                                          ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICE (2.3%)
      55,950    Bear Stearns Cos., Inc.                         3,035,287
                                                          ---------------
TRANSPORTATION BY AIR (2.2%)
      35,710    UAL Corp.(a)(d)                                 2,836,713
                                                          ---------------
TRANSPORTATION EQUIPMENT (4.5%)
      70,090    General Dynamics Corp.(d)                       3,114,624
      50,900    Paccar, Inc.(d)                                 2,810,636
                                                          ---------------
                                                                5,925,260
                                                          ---------------
WATER TRANSPORTATION (2.4%)
      44,900    Royal Caribbean Cruises Ltd.(d)                 3,128,970
                                                          ---------------
WHOLESALE TRADE--NONDURABLE GOODS (2.2%)
      75,800    Universal Corp.                                 2,847,237
                                                          ---------------

TOTAL COMMON STOCKS (COST $116,173,375)                       127,345,538
                                                          ---------------
TIME DEPOSITS (2.6%)
   3,434,844    PNC Bank, N.A. Nassau, 5.57%, 6/1/98
                  (cost $3,434,844)                             3,434,844
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $119,608,219)            $   130,780,382
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                     LARGE COMPANY GROWTH PORTFOLIO
- -----------------------------------------------------------------
COMMON STOCKS (98.8%)
AMUSEMENT & RECREATION SERVICES (1.8%)
     170,730    Walt Disney Co.(d)                        $    19,313,831
                                                          ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS
(1.6%)
     383,200    Cintas Corp.                                   17,507,450
                                                          ---------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS (5.0%)
     127,800    Fastenal Co.(d)                                 6,326,100

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               LARGE COMPANY GROWTH PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS (continued)

     609,389    Home Depot, Inc.(d)                       $    47,875,123
                                                          ---------------
                                                               54,201,223
                                                          ---------------
BUSINESS SERVICES (18.7%)
     252,700    Automatic Data Processing, Inc.                16,078,037
     286,400    Cognizant Corp.                                15,250,800
     215,300    DST Systems, Inc.(a)                           11,383,987
     587,200    First Data Corp.                               19,524,400
     272,850    Fiserv, Inc.(a)(d)                             16,089,639
     461,300    HBO & Co.(d)                                   26,625,682
   1,006,580    Microsoft Corp.(a)(d)                          85,370,566
     356,500    Sungard Data Systems, Inc.(a)(d)               12,165,563
                                                          ---------------
                                                              202,488,674
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (14.3%)
     812,200    Intel Corp.(d)                                 58,021,537
     461,348    Molex, Inc., Class A                           12,023,882
     185,960    Motorola, Inc.                                  9,844,257
     414,200    Solectron Corp.(a)(d)                          17,137,525
   2,074,000    Telefonaktiebolaget LM Ericsson, Series
                  B ADR(d)                                     57,812,750
                                                          ---------------
                                                              154,839,951
                                                          ---------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT, & RELATED SERVICES (2.4%)
     290,500    Gartner Group, Inc.(a)(d)                       9,604,656
     467,266    Paychex, Inc.                                  16,821,594
                                                          ---------------
                                                               26,426,250
                                                          ---------------
FOOD & KINDRED PRODUCTS (3.3%)
     461,200    Coca-Cola Co.(d)                               36,146,550
                                                          ---------------
HOLDING & OTHER INVESTMENT OFFICES (7.5%)
   1,012,900    Franklin Resources, Inc.(d)                    49,505,487
     887,600    T. Rowe Price(d)                               31,454,325
                                                          ---------------
                                                               80,959,812
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (7.0%)
     777,550    Cisco Systems, Inc.(a)(d)                      58,802,218
     267,700    Hewlett-Packard Co.(d)                         16,630,862
                                                          ---------------
                                                               75,433,080
                                                          ---------------
INSURANCE CARRIERS (5.0%)
     434,262    American International Group, Inc.(d)          53,767,064
                                                          ---------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS (5.0%)
     967,600    Medtronic, Inc.(d)                             53,822,750
                                                          ---------------
MISCELLANEOUS RETAIL (3.0%)
     191,600    MSC Industrial Direct Co., Inc.(a)(d)           5,113,326
     826,850    Staples, Inc.(a)(d)                            20,774,606
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               LARGE COMPANY GROWTH PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
MISCELLANEOUS RETAIL (continued)

     232,500    Viking Office Products, Inc.(a)           $     6,648,058
                                                          ---------------
                                                               32,535,990
                                                          ---------------
OIL & GAS EXTRACTION (4.2%)
     589,700    Schlumberger Ltd.(d)                           46,033,456
                                                          ---------------
PHARMACEUTICAL PREPARATIONS (10.1%)
     328,400    Merck & Co., Inc.(d)                           38,443,328
     675,600    Pfizer, Inc.                                   70,811,326
                                                          ---------------
                                                              109,254,654
                                                          ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES, & SERVICES (6.6%)
   1,635,450    Charles Schwab Corp.(d)                        53,969,850
     390,600    Donaldson, Lufkin & Jenrette, Inc.(d)          17,210,812
                                                          ---------------
                                                               71,180,662
                                                          ---------------
TOBACCO PRODUCTS (1.6%)
     458,200    Philip Morris Cos., Inc.(d)                    17,125,225
                                                          ---------------
WHOLESALE TRADE-NONDURABLE GOODS (1.7%)
     210,500    Cardinal Health, Inc.(d)                       18,760,812
                                                          ---------------

TOTAL COMMON STOCKS
  (COST $543,103,216)                                       1,069,797,434
                                                          ---------------
TIME DEPOSITS (1.2%)
  12,541,265    PNC Bank, N.A. Nassau, 5.66%, 6/1/98
                  (cost $12,541,265)                           12,541,265
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $555,644,481)            $ 1,082,338,699
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                        SMALL CAP INDEX PORTFOLIO
- -----------------------------------------------------------------
COMMON STOCKS (93.5%)
ADMINISTRATION OF ENVIRONMENTAL QUALITY & HOUSING PROGRAMS (0.1%)
       5,500    Dames & Moore, Inc.                       $        71,156
                                                          ---------------
AGRICULTURAL PRODUCTION--CROPS (0.6%)
      18,900    Chiquita Brands International, Inc.               253,969
      11,500    Delta & Pine Land Co.                             492,344
                                                          ---------------
                                                                  746,313
                                                          ---------------
AMUSEMENT & RECREATION SERVICES (0.5%)
      12,700    Grand Casinos, Inc.(d)                            223,044
       8,000    Hollywood Park, Inc.(a)                           103,500
       9,700    Players International, Inc.                        52,744
       9,700    Westwood One, Inc.(a)                             259,475
                                                          ---------------
                                                                  638,763
                                                          ---------------
APPAREL & ACCESSORY STORES (1.8%)
       7,800    AnnTaylor Stores Corp.(a)(d)                      170,138
       4,100    Ashworth, Inc.(a)                                  52,019
       4,200    Baker (J.), Inc.                                   50,925
       8,500    Cato Corp.                                        128,563
       7,000    Dress Barn, Inc.                                  202,782

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
APPAREL & ACCESSORY STORES (continued)

       6,400    Filene's Basement Corp.(a)                $        39,200
       8,600    Footstar, Inc.(a)                                 380,013
       7,500    Gymboree Corp.(d)                                 118,594
       9,100    Just For Feet, Inc.(d)                            199,631
      14,500    Ross Stores, Inc.                                 639,813
       5,100    St. John Knits, Inc.                              196,031
                                                          ---------------
                                                                2,177,709
                                                          ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS
(1.0%)
       6,700    Authentic Fitness Corp.                           121,856
       2,600    Haggar Corp.                                       36,400
      10,300    Hartmarx Corp.(a)                                  81,113
       6,500    Kellwood Co.                                      214,906
      11,900    Nautica Enterprises, Inc.                         348,075
       3,000    Oshkosh B'Gosh, Inc.                              115,500
       8,200    Phillips-Van Heusen Corp.                         106,600
       4,000    Pillowtex Corp.                                   187,000
                                                          ---------------
                                                                1,211,450
                                                          ---------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS (0.3%)
       5,000    Discount Auto Parts, Inc.(a)                      128,438
       6,400    O'Reilly Automotive, Inc.                         208,000
                                                          ---------------
                                                                  336,438
                                                          ---------------
AUTOMOTIVE REPAIR, SERVICES & PARKING (0.6%)
       9,600    Breed Technologies, Inc.(d)                       183,000
       8,000    Central Parking Corp.(d)                          358,500
      18,600    Rollins Truck Leasing Corp.                       223,200
                                                          ---------------
                                                                  764,700
                                                          ---------------
BUILDING CONSTRUCTION--GENERAL CONTRACTORS & OPERATIVE BUILDERS (0.9%)
      16,025    D.R. Horton, Inc.                                 288,450
       5,400    MDC Holdings, Inc.(d)                              81,675
       4,400    Ryland Group, Inc.                                 88,275
       4,400    Southern Energy Homes, Inc.                        43,450
       9,000    Standard Pacific Corp.                            155,813
      11,200    Toll Brothers, Inc.                               288,400
       3,600    U.S. Home Corp.(a)                                145,575
                                                          ---------------
                                                                1,091,638
                                                          ---------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS (0.1%)
       8,800    Eagle Hardware & Garden, Inc.(d)                  160,050
                                                          ---------------
BUSINESS SERVICES (7.6%)
       6,200    ABM Industries, Inc.                              171,663
       6,800    ADVO, Inc.(a)                                     170,425
      15,900    Acxiom Corp.(d)                                   343,838
      12,600    American Management Systems, Inc.                 341,775
       6,800    Analysts International Corp.                      198,900
       8,000    BISYS Group, Inc.(a)                              297,000
       8,500    Boole & Babbage, Inc.                             209,313
       6,300    Broderbund Software, Inc.                         100,800
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
BUSINESS SERVICES (continued)

       5,600    Catalina Marketing Corp.                  $       253,400
      10,000    Cerner Corp.                                      256,250
      13,700    Ciber, Inc.                                       439,256
      12,600    Cognex Corp.                                      239,400
       6,300    Computer Task Group, Inc.                         199,238
       4,500    Cyrk, Inc.(a)                                      53,719
       6,300    Envoy Corp.(a)(d)                                 276,413
       4,100    Fair, Isaac & Co., Inc.                           148,881
       4,600    FileNet Corp.                                     253,144
       6,900    Gerber Scientific, Inc.                           173,794
      12,600    Harbinger Corp.                                   293,344
       5,700    Henry (Jack) & Associates                         185,963
       5,800    Hyperion Software Corp.                           187,413
       3,400    Insurance Auto Auctions(a)                         45,050
      14,100    Interim Services, Inc.(d)                         409,781
       2,500    Kronos, Inc.                                       89,375
      11,700    Midway Games, Inc.(a)                             157,950
       9,300    National Computer Systems, Inc.                   225,525
      10,200    National Data Corp.                               382,500
       6,500    Network Equipment Technologies, Inc.              101,969
       8,200    Norrell Corp.                                     185,013
      14,000    PMT Services, Inc.                                273,000
       6,900    Platinum Software Corp.                           132,394
      23,600    Platinum Technology, Inc.(d)                      646,051
       7,900    Primark Corp.(a)(d)                               264,156
       3,600    Progress Software Corp.                           116,550
      15,300    S3, Inc.                                          100,406
      14,400    System Software Associates, Inc.(a)               105,300
       6,700    TCSI Corp.                                         34,338
       7,900    Technology Soultions, Inc.                        238,481
      13,600    True North Communications, Inc.                   432,650
      13,100    Vanstar Corp.(a)(d)                               190,769
       7,600    Vantive Corp.                                     204,250
       4,500    Volt Information Sciences, Inc.                   136,969
       2,800    Wall Data, Inc.(a)                                 36,225
                                                          ---------------
                                                                9,302,631
                                                          ---------------
CHEMICALS & ALLIED PRODUCTS (4.1%)
      11,400    Advanced Tissue Sciences, Inc.(a)(d)              104,025
       9,700    Alliance Pharmaceutical Corp.(a)                   45,469
       7,800    Alpharma, Inc.                                    169,650
       3,600    Cambrex Corp.                                     201,375
       6,100    ChemFirst, Inc.                                   156,694
       2,700    Collagen Corp.                                     52,650
       7,000    Geon Co.                                          151,375
       3,200    Hauser, Inc.                                       24,800
       6,900    Immune Response Corp.(a)(d)                        79,350
       8,700    Jones Pharma, Inc.(d)                             267,525
       7,000    Lilly Industires, Inc., Class A                   136,500
      11,400    Liposome Company, Inc.(a)                          70,182
       7,600    Macdermid, Inc.(d)                                311,600
       3,100    McWhorter Technologies, Inc.(a)                    85,638
       7,800    MedImmune, Inc.(a)                                389,025
       8,300    Mississippi Chemical Corp.                        139,025
      10,900    Mycogen Corp.                                     257,513

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

SCHEDULES OF  INVESTMENTS  (CONTINUED)                              MAY 31, 1998

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
CHEMICALS & ALLIED PRODUCTS (continued)

      17,000    NBTY, Inc.                                $       296,438
       5,700    Natures Sunshine Product, Inc.                    131,813
       9,600    North American Vaccine, Inc.(d)                   187,800
       6,200    Noven Pharmaceuticals, Inc.(a)                     37,975
       6,700    OM Group, Inc.                                    278,050
       7,200    Parexel International Corp.                       216,000
       2,200    Penford Corp.                                      67,925
       5,500    Protein Design Labs, Inc.(a)                      138,188
       2,600    Quaker Chemical Corp.                              54,113
       8,900    Roberts Pharmaceutical Corp.(a)                   146,850
       9,300    SEQUUS Pharmaceuticals, Inc.                      105,788
       5,700    Scotts Co.(a)                                     198,788
       6,400    TheraTech, Inc.                                    60,400
       4,200    USA Detergents, Inc.(d)                            58,538
       7,600    Vertex Pharmaceuticals, Inc.                      218,500
       6,800    W.H. Brady Co.                                    197,200
                                                          ---------------
                                                                5,036,762
                                                          ---------------
COMMUNICATIONS (0.8%)
      15,200    Brightpoint, Inc.                                 240,350
      15,000    General Communications, Inc.(a)                    90,470
       5,000    Metro Networks, Inc.(a)                           198,750
      20,300    Tel-Save Holdings, Inc.(d)                        400,925
                                                          ---------------
                                                                  930,495
                                                          ---------------
CONSTRUCTION--SPECIAL TRADE CONTRACTORS (0.2%)
       8,400    Apogee Enterprises, Inc.                          117,075
 8,200    Insituform Technologies, Class A(a)               105,575
                                                          ---------------
                                                                  222,650
                                                          ---------------
DEPOSITORY INSTITUTIONS (8.1%)
       8,000    Astoria Financial Corp.                           440,250
       6,300    CCB Financial Corp.                               689,850
       7,800    Centura Banks, Inc.                               512,850
       5,100    Commerce Bancorp, Inc.                            283,369
      12,200    Commercial Federal Corp.                          406,413
       6,700    Cullen/Frost Bankers, Inc.                        363,056
       8,505    Downey Financial Corp.                            281,728
      11,300    First Commercial Corp.                            781,819
       6,100    First Midwest Bancorp, Inc.                       280,219
       4,600    FirstBank Puerto Rico                             257,025
      18,800    FirstMerit Corp.                                  527,575
       8,200    Hubco, Inc.(d)                                    289,050
       3,000    JSB Financial, Inc.                               174,375
      15,800    Keystone Financial, Inc.                          616,200
      10,000    Magna Group, Inc.                                 555,625
      12,700    Provident Financial Group, Inc.                   650,081
       4,500    Queens County Bancorp, Inc.                       198,000
       9,300    Riggs National Corp.                              254,588
      40,000    Sovereign Bancorp, Inc.                           707,500
      10,400    St. Paul Bancorp, Inc.                            262,600
       5,900    U.S. Trust Corp.                                  441,763
       9,000    UST Corp.(d)                                      250,313
      11,800    United Bankshares, Inc.                           296,475
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
DEPOSITORY INSTITUTIONS (continued)

       6,300    Whitney Holding Corp.                     $       347,288
                                                          ---------------
                                                                9,868,012
                                                          ---------------
EATING & DRINKING PLACES (1.9%)
       9,600    Applebee's International, Inc.                    234,000
       2,700    Bertucci's, Inc.                                   27,675
       5,900    Cheesecake Factory                                119,106
      14,000    CKE Restaurants, Inc.                             444,500
       6,300    Consolidated Products, Inc.(a)                    124,819
      11,900    Foodmaker, Inc.(a)                                200,813
       2,900    Ihop Corp.(a)                                     117,450
       7,900    Landry's Seafood Restaurants, Inc.                178,985
       7,100    Luby's Cafeterias, Inc.                           131,350
      10,000    Ruby Tuesday, Inc.(d)                             160,625
      14,300    Ryan's Family Steak Houses, Inc.                  145,681
      14,800    Shoney's, Inc.(a)                                  65,675
       5,700    Showbiz Pizza Time, Inc.                          202,350
       5,850    Sonic Corp.                                       121,022
       7,200    TCBY Enterprises, Inc.                             69,750
       4,500    Taco Cabana, Inc., Class A                         28,688
                                                          ---------------
                                                                2,372,489
                                                          ---------------
EDUCATIONAL SERVICES (0.3%)
      10,500    DeVry, Inc.                                       418,031
                                                          ---------------
ELECTRIC, GAS & SANITARY SERVICES (4.2%)
       2,200    Aquarion Co.                                       73,425
       9,100    Atmos Energy Corp.                                279,825
       2,200    Bangor Hydro-Electric Co.(a)                       18,975
       3,300    Cascade Natural Gas Corp.                          51,356
       5,200    Central Hudson Gas & Electric                     227,175
       3,500    Central Vermont Public Service                     51,188
       4,100    CILCORP, Inc.                                     180,656
       6,500    Commonwealth Energy System                        247,000
       3,100    Connecticut Energy Corp.                           90,094
       2,700    Consumers Water Co.                                57,713
       6,200    Eastern Utilities Associates                      157,325
       8,800    Energen Corp.                                     178,750
       1,600    Green Mountain Power Corp.                         25,900
       8,900    KCS Energy, Inc.                                  105,688
      12,900    K N Energy, Inc                                   698,213
       5,400    New Jersey Resources                              194,063
       7,400    Northwest Natural Gas Co.                         203,500
       4,100    Orange & Rockland Utilities, Inc.                 219,094
       2,900    Pennsylvania Enterprises, Inc.                     75,400
       8,300    Philadelphia Suburban Corp.                       163,406
       9,200    Piedmont Natural Gas Co.                          291,525
       6,100    Public Service Co. of North Carolina,
                  Inc.                                            129,625
       9,400    Sierra Pacific Resources                          322,538
       2,700    Southern California Water Co.                      58,894
       8,300    Southwest Gas Corp.                               181,563
       7,500    Southwestern Energy Co.                            79,219
       4,000    TNP Enterprises, Inc.                             130,250
       4,300    United Illuminating Co.                           203,713
      10,900    United Water Resources, Inc.                      175,081

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
ELECTRIC, GAS & SANITARY SERVICES (continued)

       5,600    Wicor, Inc.                               $       256,200
                                                          ---------------
                                                                5,127,354
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (8.1%)
       8,300    Allen Group, Inc.(a)                               99,600
       5,100    Amtech Corp.(a)                                    23,588
      15,100    Aspect Telecommunications Corp.                   389,769
       8,400    BMC Industries, Inc.                              123,375
      10,900    Baldor Electric Co.                               284,081
       3,500    Benchmark Electronics, Inc.                        70,656
       4,100    BroadBand Technologies, Inc.(a)                    24,856
      11,000    Burr-Brown Corp.                                  282,219
       2,800    C-Cor Electronics, Inc.                            44,450
      11,200    C-Cube Microsystems, Inc.                         219,100
       4,800    CTS Corp.                                         150,000
       8,600    Cable Design Technologies                         202,638
       5,000    California Microwave, Inc.(a)                     107,188
       2,200    Centigram Communications Corp.                     27,225
      10,300    Checkpoint Systems, Inc.                          181,538
       8,300    Dallas Semiconductor Corp.                        279,606
      14,100    Digital Microwave Corp.                           136,154
       3,500    Dionex Corp.                                      182,875
       3,400    Electro Scientific Industries, Inc.(a)            113,900
       6,600    Etec Systems, Inc.(a)                             241,313
      11,200    General Semiconductor, Inc.(a)                    151,200
       4,000    HADCO Corp.(a)                                    128,500
       5,700    Harman International Industries, Inc.             242,606
       3,100    Harmon Industries, Inc.                            74,013
       6,000    Helix Technology Corp.                            106,875
       6,000    Hutchinson Technology, Inc.                       150,000
       4,400    Innovex, Inc.                                      81,675
       8,100    Inter-Tel, Inc.                                   152,129
       4,400    InterVoice, Inc.                                   58,300
      15,600    International Rectifier Corp.                     164,775
       4,400    Itron, Inc.(a)(d)                                  67,925
       5,600    Juno Lighting, Inc.                               119,000
      12,200    Kemet Corp.                                       196,344
       5,000    Kuhlman Corp.                                     211,250
       7,100    Lattice Semiconductor Corp.                       274,238
      10,800    Methode Electronics, Inc.                         137,700
      16,100    Microchip Technology, Inc.(d)                     394,450
       2,200    National Presto Industries, Inc.                   88,963
      10,200    Novellus Systems, Inc.(d)                         385,688
       5,400    Oak Industries, Inc.(a)                           188,325
      12,700    P-COM, Inc.                                       190,500
       3,500    Park Electrochemical Corp.                         83,125
       7,400    Photronics, Inc.                                  195,175
      11,500    Picturetel Corp.                                  107,813
       4,500    Plexus Corp.                                       96,750
      14,700    Read-Rite Corp.(a)(d)                             129,544
       2,800    Rival Co.                                          40,425
       7,000    Royal Appliance Manufacturing Co.                  36,313
       6,300    Sanmina Corp.(d)                                  490,613
       4,800    Speedfam International, Inc.(a)                    93,600
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (continued)

       4,800    Standard Microsystems Corp.               $        53,100
       4,800    SymmetriCom, Inc.                                  30,300
       4,900    Technitrol, Inc.                                  197,838
       4,800    Thomas Industries, Inc.                           123,000
       2,400    Three-Five Systems, Inc.                           40,350
       7,400    Unitrode Corp.(a)                                  96,663
      14,200    VLSI Technology, Inc.(a)                          220,100
       7,200    Valence Technology, Inc.(a)                        42,750
      12,900    Vicor Corp.                                       201,563
      21,800    Vitesse Semiconductor Corp.                       558,625
       2,500    Watkins-Johnson Co.                                62,969
      13,000    Xylan Corp.(a)(d)                                 313,625
                                                          ---------------
                                                                9,962,828
                                                          ---------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES (1.7%)
       8,800    American Oncology Resources, Inc.                 112,200
      10,000    Billing Information Concepts                      232,500
      14,300    Bio-Technology General Corp.(a)                   121,550
      11,400    Blount International, Inc., Class A               321,338
       6,000    CDI Corp.                                         220,875
       7,200    COR Therapeutics, Inc.(a)                         123,750
       8,700    Cephalon, Inc.(a)                                  92,438
       7,500    Franklin Covey Co.(a)                             150,000
       8,000    Incyte Pharmaceuticals, Inc.                      293,750
       6,200    NFO Worldwide, Inc.                               105,400
       3,700    Pharmaceuticals Marketing Services,
                  Inc.(a)                                          49,025
       9,400    Regeneron Pharmaceuticals, Inc.(a)                 87,832
       3,900    Stone & Webster, Inc.                             157,950
       7,300    U.S. Bioscience, Inc.                              68,438
                                                          ---------------
                                                                2,137,046
                                                          ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT
(1.1%)
       4,000    Alliant Techsystems, Inc.(a)                      258,000
       5,500    AptarGroup, Inc.                                  356,469
       2,400    Butler Manufacturing Co.                           84,000
       9,300    Griffon Corp.(a)                                  129,038
       2,600    Insteel Industries, Inc.                           18,688
       4,500    Lukens, Inc.                                      144,281
       4,700    Material Sciences Corp.                            47,294
       8,200    Sturm, Ruger & Co., Inc.                          152,725
       3,800    Zero Corp.                                        109,725
                                                          ---------------
                                                                1,300,220
                                                          ---------------
FOOD & KINDRED PRODUCTS (1.3%)
       5,700    Canandaigua Brands, Inc.                          262,913
       2,500    Coca-Cola Bottling Co.                            155,781
      10,800    Corn Products International, Inc.(a)              369,900
       6,500    Earthgrains Co.                                   343,281
       2,100    Goodmark Foods, Inc.                               48,038
       2,700    J&J Snack Foods Corp.                              52,144

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
FOOD & KINDRED PRODUCTS (continued)

      11,400    Smithfield Foods, Inc.                    $       307,800
                                                          ---------------
                                                                1,539,857
                                                          ---------------
FOOD STORES (0.4%)
       3,600    Au Bon Pain Co., Inc.(a)                           34,200
       7,900    Whole Foods Market, Inc.(d)                       434,500
                                                          ---------------
                                                                  468,700
                                                          ---------------
FURNITURE & FIXTURES (0.7%)
       4,000    Bassett Furniture Industries, Inc.                122,000
       8,700    Ethan Allen Interiors, Inc.                       437,719
       5,400    LA-Z-BOY, Inc.                                    276,413
                                                          ---------------
                                                                  836,132
                                                          ---------------
GENERAL MERCHANDISE STORES (0.7%)
      15,900    Casey's General Stores, Inc.                      225,581
       2,300    GC Companies, Inc.(a)                             114,713
       3,200    Gottschalks, Inc.                                  26,600
       7,800    Shopko Stores, Inc.(a)                            272,025
      14,000    Stein Mart, Inc.(d)                               220,500
                                                          ---------------
                                                                  859,419
                                                          ---------------
HEALTH SERVICES (4.1%)
       5,700    Access Health, Inc.                               146,063
       3,100    Chemed Corp.                                      114,119
      10,200    Coventry Health Care, Inc.                        147,900
       3,800    Curative Health Services, Inc.(a)                 106,875
       7,400    Enzo Biochem, Inc.                                 96,200
       5,000    Express Scripts, Inc.                             384,688
      10,700    Genesis Health Ventures, Inc.(d)                  270,844
      11,600    Idexx Laboratories, Inc.                          258,100
      13,000    Integrated Health Services, Inc.                  483,438
       8,700    Lincare Holdings, Inc.(d)                         652,500
       9,300    Magellan Health Services, Inc.(a)                 251,100
       8,900    Mariner Health Group, Inc.(a)                     132,388
      14,100    Orthodontic Centers of America, Inc.(d)           298,744
      12,500    Paragon Health Network, Inc.                      192,188
       4,600    Pediatrix Medical Group, Inc.(a)                  166,463
      19,600    Phycor, Inc.(d)                                   330,750
       6,900    Renal Care Group, Inc.                            250,125
       5,500    Sierra Health Services, Inc.                      204,188
       3,100    Syncor International Corp.(a)                      55,025
       9,800    Universal Health Services, Inc.(a)                539,000
                                                          ---------------
                                                                5,080,698
                                                          ---------------
HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION-- CONTRACTORS (0.2%)
      16,500    Morrison Knudsen Corp.(a)                         195,938
                                                          ---------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES (1.2%)
      11,600    Bombay Co., Inc.(a)                                50,750
       5,200    Lechters, Inc.                                     30,550
      11,800    Linens 'N Things, Inc.                            379,075
       5,900    MicroAge, Inc.                                     79,650
      20,500    Pier 1 Imports, Inc.(d)                           493,281
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES (continued)

      15,600    Williams-Sonoma, Inc.                     $       430,950
                                                          ---------------
                                                                1,464,256
                                                          ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING
PLACES (0.8%)
      13,700    Aztar Corp.(a)                                     95,900
       7,500    CapStar Hotel Co.(a)(d)                           219,375
       9,000    Marcus Corp.                                      159,188
       8,800    Primadonna Resorts, Inc.(a)                       152,900
      14,300    Prime Hospitality Corp.(a)                        256,506
       4,900    Showboat, Inc.                                    150,063
                                                          ---------------
                                                                1,033,932
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (3.5%)
      14,400    Anixter International, Inc.                       289,800
       7,300    Applied Magnetics Corp.(d)                         41,063
       8,400    Applied Power, Inc.(d)                            287,700
       2,800    Astec Industries, Inc.                             92,400
       7,600    Auspex Systems, Inc.(a)                            42,275
       6,600    BancTec, Inc.                                     154,275
       4,900    Dialogic Corp.(a)                                 161,700
       5,900    Electroglas, Inc.                                  80,388
       6,800    Exabyte Corp.                                      66,300
      12,800    Fedders Corp.                                      80,000
       4,500    Flow International Corp.(a)                        54,563
       6,900    Global Industrial Technologies, Inc.(a)           116,869
       7,900    Graco, Inc.                                       273,538
      15,900    Komag, Inc.                                       157,013
       7,100    Kulicke & Soffa Industries, Inc.(a)               121,588
       2,800    Lindsay Manufacturing Co.                         130,200
       5,200    Manitowoc Co., Inc.                               213,200
      14,600    Paxar Corp.                                       180,675
       3,300    Robbins & Myers, Inc.                              97,969
       3,700    SPS Technologies, Inc.                            216,913
       5,600    Scott Technologies, Inc., Class A(a)               82,600
       9,800    Snyder Oil Corp.                                  189,875
       4,800    Telxon Corp.                                      159,600
       3,900    Toro Co.                                          136,256
       6,300    Ultratech Stepper, Inc.(d)                        127,575
       8,400    Valmont Industries, Inc.                          168,000
       2,600    Walbro Corp.                                       26,813
       4,600    Watsco, Inc.                                      135,125
       6,900    Xircom, Inc.(a)                                   108,244
       7,400    Zebra Technologies Corp.                          283,975
                                                          ---------------
                                                                4,276,492
                                                          ---------------
INSURANCE AGENTS, BROKERS & SERVICE (0.2%)
       5,000    Arthur J. Gallagher & Co.                         215,625
       3,900    Hilb Rogal Hamilton                                68,250
                                                          ---------------
                                                                  283,875
                                                          ---------------
INSURANCE CARRIERS (5.7%)
       9,300    Allied Group, Inc.                                391,763
      12,600    American Bankers Insurance Group, Inc.            756,000
       6,800    CMAC Investment Corp.(d)                          411,400

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998


--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
INSURANCE CARRIERS (continued)

       4,800    Capital Re Corp.                          $       357,600
       3,100    Compdent Corp.(a)                                  45,725
       5,916    Delphi Financial Group, Class A                   321,313
       5,700    Enhance Financial Services Group,
                  Inc.(d)                                         371,213
       3,300    Executive Risk, Inc.                              207,694
       6,700    Fidelity National Financial, Inc.(d)              223,613
       5,300    First American Financial Corp.                    382,263
      10,000    Fremont General Corp.                             571,875
      10,300    Frontier Insurance Group, Inc.                    252,350
       5,300    Life Re Corp.                                     390,213
      11,700    Mutual Risk Management Ltd.(d)                    410,231
       5,600    NAC Re Corp.                                      261,450
       8,400    Orion Capital Corp.                               473,025
      18,700    Protective Life Corp.                             673,200
       8,900    Selective Insurance Group, Inc.                   234,738
       3,600    Trenwick Group, Inc.                              136,800
       5,400    Zenith National Insurance Corp.                   154,575
                                                          ---------------
                                                                7,027,041
                                                          ---------------
LEATHER & LEATHER PRODUCTS (0.7%)
       5,500    Brown Group, Inc.                                  98,656
       8,000    Justin Industries                                 127,000
       1,700    K-Swiss, Inc.                                      33,575
       3,400    Timberland Co.(a)(d)                              278,800
      12,900    Wolverine World Wide, Inc                         318,469
                                                          ---------------
                                                                  856,500
                                                          ---------------
LOCAL & SUBURBAN TRANSIT & INTERURBAN HIGHWAY PASSENGER TRANSPORTATION
(0.1%)
       4,100    Rural/Metro Corp.(a)                               96,863
                                                          ---------------
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE (0.8%)
      14,200    Champion Enterprises, Inc.                        382,513
      14,100    Oakwood Homes Corp.(d)                            383,344
       2,900    Skyline Corp.                                      84,463
       5,200    TJ International, Inc.                            150,475
                                                          ---------------
                                                                1,000,795
                                                          ---------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS (4.4%)
       5,800    ADAC Laboratories(a)                              115,275
       2,800    Amcast Industrial Corp.                            60,375
       3,900    Analogic Corp.                                    177,450
       8,800    Ballard Medical Products                          196,900
       4,000    Circon Corp.(a)                                    55,500
       7,000    Coherent, Inc.                                    161,438
       4,500    Cooper Companies, Inc.(a)                         177,750
       6,100    Cygnus, Inc.(a)                                    56,425
       5,200    Daniel Industries                                 105,625
       4,800    Datascope Corp.                                   135,000
       4,100    Diagnostic Products Corp.                         127,100
       5,600    Fluke Corp.                                       179,900
       4,000    Hologic, Inc.                                      84,000
      13,300    Input/Output, Inc.                                292,600
       3,700    Integrated Circuit Systems, Inc.(d)                50,991
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------


COMMON STOCKS (continued)
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS (continued)

       3,800    Intermagnetics General Corp.              $        38,475
       9,000    Invacare Corp.                                    237,375
       4,800    Ionics, Inc.                                      214,800
       5,400    Marquette Medical Systems, Inc.(a)                151,200
       7,500    Mentor Corp.                                      198,516
       5,400    Molecular Biosystems, Inc.(a)                      47,925
       2,000    Nashua Corp.(a)                                    31,625
       6,100    ReSound Corp.(a)                                   38,506
       9,600    Respironics, Inc.                                 157,800
       9,400    Roper Industries, Inc.                            311,963
       7,400    Sola International, Inc.(a)                       292,763
       2,900    SpaceLabs Medical, Inc.(a)                         48,031
      10,300    Steris Corp.(d)                                   643,750
       9,500    Summit Technology, Inc.                            51,063
       5,900    Sunrise Medical, Inc.                              91,450
       7,600    Tracor, Inc.(a)                                   300,200
       6,800    Trimble Navigation Ltd.(a)                        133,875
       4,700    VISX, Inc.(a)                                     230,888
       3,400    Whittaker Corp.(a)                                 48,450
       6,400    X-Rite, Inc.                                       86,400
       1,900    Zoll Medical Corp.(a)                              11,578
                                                          ---------------
                                                                5,342,962
                                                          ---------------
METAL MINING (1.2%)
       6,600    Coeur D'Alene Mines Corp.(a)(d)                    58,163
      10,500    Dekalb Genetics Corp., Class B                  1,006,688
       9,300    Getchell Gold Corp.                               176,700
       9,500    Glamis Gold Ltd.(a)                                39,188
      16,700    Hecla Mining Co.(a)                                84,544
       6,200    Stillwater Mining Co.(a)                          150,350
                                                          ---------------
                                                                1,515,633
                                                          ---------------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS (0.1%)
       8,600    AMCOL International Corp.                         118,250
       4,500    Dravo Corp.(a)                                     50,625
                                                          ---------------
                                                                  168,875
                                                          ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES (0.4%)
       4,200    Bell Sports Corp.(a)                               39,638
       5,000    Cross (A.T.) Co.                                   57,813
       7,900    Jan Bell Marketing, Inc.                           40,488
       5,000    K2, Inc.                                          100,000
       5,000    Lydall, Inc.(a)                                    87,500
       6,700    Russ Berrie & Co., Inc.                           169,175
                                                          ---------------
                                                                  494,614
                                                          ---------------
MISCELLANEOUS RETAIL (1.5%)
       5,300    Books-A-Million, Inc.                              27,163
       7,400    Cash America International, Inc.                  124,875
       2,400    Damark International, Inc., Class A(a)             23,700
       5,700    Fabri-Centers of America(a)                       168,150
       5,500    Galoob Toys, Inc.                                  60,844
       6,400    Hancock Fabrics, Inc.                              84,800
       2,900    Lillian Vernon Corp.                               50,388

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
MISCELLANEOUS RETAIL (continued)

       8,800    Michaels Stores, Inc.(a)                  $       263,450
      19,600    Sports Authority, Inc.                            144,600
      14,600    Tech Data Corp.                                   593,125
      10,900    Zale Corp.(a)                                     337,219
                                                          ---------------
                                                                1,878,314
                                                          ---------------
MOTION PICTURES (0.1%)
       3,400    Carmike Cinemas, Inc.(a)                           89,038
                                                          ---------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING (1.1%)
       9,600    American Freightway Corp.                         109,800
       5,900    Arkansas Best Corp.(a)                             57,525
       5,100    Frozen Food Express Industries, Inc.               49,725
       9,100    Heartland Express, Inc.                           199,063
       3,800    Landstar System, Inc.(a)                          128,488
       3,700    M.S. Carriers, Inc.                               110,538
       7,900    USFreightways Corp.                               248,850
      14,500    Werner Enterprises, Inc.                          275,500
       8,700    Yellow Corp.(a)                                   163,125
                                                          ---------------
                                                                1,342,614
                                                          ---------------
OIL & GAS EXTRACTION (2.8%)
       8,900    Benton Oil & Gas Co.                               92,894
       7,500    Cabot Oil and Gas Corp.                           151,875
      14,400    Cross Timbers Oil Co.                             249,300
       9,800    Devon Energy Corp.                                359,538
       5,600    HS Resources, Inc.(a)                              80,850
      10,900    Newfield Exploration Co.                          243,888
       7,000    Oceaneering International, Inc.                   150,500
       5,100    Plains Resources, Inc.                             97,538
      11,400    Pogo Producing Co.                                292,125
       6,400    Pool Energy Services Co.(a)                       130,400
      14,300    Pride International, Inc.(a)(d)                   320,856
       6,200    Remington Oil & Gas Corp.(a)                       38,750
      31,300    Santa Fe Energy Resources, Inc.(a)                311,044
       6,700    Seitel, Inc.(a)                                   113,900
       3,300    St. Mary Land & Exploration Co.                    89,925
       4,100    Tetra Technologies, Inc.(a)                        89,431
      13,400    Tuboscope Vetco International Corp.(a)            303,175
      15,700    Vintage Petroleum, Inc.                           284,563
       2,700    Wiser Oil Co.                                      28,181
                                                          ---------------
                                                                3,428,733
                                                          ---------------
PAPER & ALLIED PRODUCTS (0.5%)
      11,200    Buckeye Technologies, Inc.                        252,700
       4,100    Pope & Talbot, Inc.                                55,606
       3,600    Republic Group, Inc.                               68,625
       4,900    Schweitzer-Mauduit International, Inc.            162,006
       8,250    Shorewood Packaging Corp.(a)                      113,953
                                                          ---------------
                                                                  652,890
                                                          ---------------
PERSONAL SERVICES (0.5%)
       2,800    Angelica Corp.                                     63,000
       3,000    CPI Corp.                                          76,875
       6,100    G & K Services, Inc.(d)                           237,900
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
PERSONAL SERVICES (continued)

       7,100    Regis Corp.                               $       198,800
                                                          ---------------
                                                                  576,575
                                                          ---------------
PETROLEUM REFINING & RELATED INDUSTRIES (0.1%)
       4,700    WD-40                                             128,956
                                                          ---------------
PRIMARY METAL INDUSTRIES (2.0%)
       3,500    Acme Metals, Inc.(a)                               27,563
       7,900    Belden, Inc.                                      313,531
       9,000    Birmingham Steel Corp.                            126,000
      15,000    CommScope, Inc.(a)                                232,500
       4,800    Commonwealth Industries, Inc.                      70,200
       4,900    IMCO Recycling, Inc.                               92,794
       7,700    Intermet Corp.                                    150,150
      10,600    Mueller Industries, Inc.                          328,600
       7,400    Northwestern Steel & Wire Co.(a)                   33,763
       4,300    Quanex Corp.                                      133,569
       3,600    Steel Technologies, Inc.                           40,500
       6,400    Texas Industries, Inc.                            380,000
       3,600    Tredegar Industries, Inc.                         311,400
       5,800    WHX Corp.(a)(d)                                    79,750
       4,300    Wolverine Tube, Inc.(a)                           156,950
                                                          ---------------
                                                                2,477,270
                                                          ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES (1.5%)
       5,500    Bowne & Co., Inc.                                 235,469
       3,900    Consolidated Graphics, Inc.                       199,631
       5,000    Gibson Greetings, Inc.(a)                         120,625
       9,400    John H. Harland Co.                               168,613
       4,900    Merrill Corp.                                     110,863
       4,200    New England Business Service, Inc.                136,763
       1,100    Plenum Publishing Corp.                            74,250
       5,200    Thomas Nelson, Inc.                                67,275
      12,000    Valassis Communications, Inc.(a)                  422,250
      11,600    World Color Press, Inc.(a)(d)                     348,725
                                                          ---------------
                                                                1,884,464
                                                          ---------------
RAILROAD TRANSPORTATION (0.0%)
       2,800    RailTex, Inc.(a)                                   42,875
                                                          ---------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS (0.7%)
       4,800    O'Sullivan Corp.                                   46,800
      16,000    Safeskin Corp.                                    560,000
       5,100    Standard Products Co.                             149,813
       6,600    Titan International, Inc.                         128,288
                                                          ---------------
                                                                  884,901
                                                          ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES (2.0%)
      12,500    Amresco, Inc.(a)                                  421,875
       3,800    Dain Rauscher Corp.                               215,650
       5,600    Eaton Vance Corp.                                 251,650
       8,300    Legg Mason, Inc.                                  500,594
       7,600    Pioneer Group, Inc.                               216,125
      14,600    Raymond James Financial, Inc.                     441,650

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES (continued)

       5,500    SEI Investments Co.                       $       367,125
                                                          ---------------
                                                                2,414,669
                                                          ---------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS (0.9%)
      10,700    Gentex Corp.                                      391,888
       3,300    Lone Star Industries, Inc.(d)                     248,119
       5,100    Medusa Corp.                                      293,888
       4,000    Standex International Corp.                       120,500
                                                          ---------------
                                                                1,054,395
                                                          ---------------
TEXTILE MILL PRODUCTS (1.3%)
       7,900    Cone Mills Corp.(a)                                76,038
       7,500    Delta Woodside Industries, Inc.                    44,531
       3,400    Dixie Group, Inc.                                  44,200
       3,500    Galey & Lord, Inc.(a)                              86,625
       7,800    Guilford Mills, Inc.                              210,600
       7,800    Interface, Inc.                                   305,663
       3,300    Johnston Industries, Inc.(a)                       17,222
      15,800    Mohawk Industries, Inc.                           479,925
       2,700    Oxford Industries, Inc.                            94,152
       9,600    Triarc Cos., Inc.(a)                              234,000
       9,100    Tultex Corp.(a)                                    27,300
                                                          ---------------
                                                                1,620,256
                                                          ---------------
TRANSPORTATION BY AIR (0.8%)
      20,300    Comair Holdings, Inc.                             540,488
       8,600    Mesa Air Group, Inc.                               69,875
       6,600    Offshore Logistics, Inc.(a)                       134,475
       6,200    Pittston BAX Group                                108,888
       3,500    Skywest, Inc.                                     151,365
                                                          ---------------
                                                                1,005,091
                                                          ---------------
TRANSPORTATION EQUIPMENT (2.5%)
       4,800    A. O. Smith Corp.                                 242,400
       8,400    AAR Corp.                                         222,075
       8,700    Artic Cat, Inc.                                    79,388
       6,900    BE Aerospace, Inc.(a)                             199,453
       7,350    Clarcor, Inc.                                     169,050
       8,700    Halter Marine Group, Inc.                         163,125
       3,900    Huffy Corp.                                        59,231
      13,400    JLG Industries, Inc.                              236,175
       9,800    Orbital Sciences Corp.(a)(d)                      400,575
       7,900    Polaris Industries, Inc.                          276,500
       6,300    Regal-Beloit Corp.                                205,538
       3,800    SPX, Inc.(a)                                      262,675
       5,500    Simpson Industries, Inc.                           77,000
       3,800    Spartan Motors, Inc.                               27,788
       4,000    Standard Motor Products, Inc.                      88,000
       3,700    Thor Industries, Inc.                             102,444
       6,100    Wabash National Corp.                             158,219
       7,200    Winnebago Industries, Inc.                         80,540
                                                          ---------------
                                                                3,050,176
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

TRANSPORTATION SERVICES (0.6%)
      10,500    Air Express International Corp.           $       271,021
       7,500    Expeditors International of Washington,
                  Inc.                                            300,000
      10,800    Fritz Companies, Inc.                             140,400
                                                          ---------------
                                                                  711,421
                                                          ---------------
WATER TRANSPORTATION (0.1%)
       6,500    Kirby Corp.(a)                                    139,750
                                                          ---------------
WHOLESALE TRADE--DURABLE GOODS (2.2%)
       6,700    Applied Industrial Technologies, Inc.             157,450
       6,200    Barnes Group, Inc.                                184,450
       2,800    Bell Industries, Inc.(a)                           35,350
       3,700    Building Materials Holding Corp.                   50,413
       4,300    Castle (A.M.) & Co.                                96,750
       4,500    Commercial Metals Co.                             138,094
       4,100    Digi International, Inc.                           93,275
       1,500    Global Motorsport Group(a)                         31,688
       7,400    Ha-Lo Industries, Inc.                            228,937
       5,700    Hughes Supply, Inc.                               192,019
       7,000    Kaman Corp., Class A                              128,625
       8,200    Kent Electronics Corp.                            172,200
       3,400    Lawson Products, Inc.                              92,225
       5,000    Marshall Industries                               154,688
       9,800    Owens & Minor, Inc. Holding Co.                   115,150
      10,000    Patterson Dental Co.                              325,000
       8,000    Pioneer-Standard Electronics, Inc.                 99,500
       2,500    Swiss Army Brands, Inc.                            28,906
       7,100    TBC Corp.                                          57,244
       5,200    Universal Forest Products, Inc.                    89,375
       3,900    Vital Signs, Inc.                                  67,753
       5,800    Wynn's International, Inc.                        121,800
                                                          ---------------
                                                                2,660,892
                                                          ---------------
WHOLESALE TRADE--NONDURABLE GOODS (1.8%)
       9,500    Barrett Resources Corp.                           330,719
       7,700    Caraustar Industries, Inc                         236,294
      13,500    DIMON, Inc.                                       182,250
      11,500    Fleming Cos., Inc.                                219,219
       3,900    LSB Industries, Inc.                               16,819
       6,700    Men's Wearhouse, Inc.                             285,588
       5,500    Myers Industries, Inc.                            116,188
       5,900    NCS HealthCare, Inc.(a)                           170,363
       3,400    Nash-Finch Co.                                     57,375
      14,400    Richfood Holdings, Inc.                           351,900
      14,500    Stride Rite Corp.                                 193,021
                                                          ---------------
                                                                2,159,736
                                                          ---------------

TOTAL COMMON STOCKS (COST $120,978,198)                       114,622,333
                                                          ---------------
TIME DEPOSITS (6.3%)
   3,000,000    Erste Bank der Oestereich, 5.687%,
                  6/1/98                                        3,000,000
     722,351    PNC Bank, N.A. Nassau, 5.66%, 6/1/98              722,351
   4,000,000    Union Bank of Switzerland, 5.687%,
                  6/1/98                                        4,000,000
                                                          ---------------

TOTAL TIME DEPOSITS (COST $7,722,351)                           7,722,351
                                                          ---------------

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP INDEX PORTFOLIO (continued)
- -----------------------------------------------------------------
U.S. TREASURY BILLS (0.2%)
     190,000    5.03% yield, 10/8/98(g)                   $       186,582
      50,000    5.12% yield, 4/29/99(g)                            47,634
                                                          ---------------

TOTAL U.S. TREASURY BILLS (COST $234,194)                         234,216
                                                          ---------------
TOTAL INVESTMENTS (100.0%) (COST $128,934,743)            $   122,578,900
                                                          ---------------
                                                          ---------------
FINANCIAL FUTURES CONTRACTS (-0.3%)

                                                                    UNREALIZED
POSITION      CONTRACTS                     INDEX                     (LOSS)
- ---------  ---------------  --------------------------------------  -----------
Long                 33     Russell 2000 Index
                              Expiring June 19, 1998
                              (notional value $7,539,675)            $(371,350)
Long                  1     Russell 2000 Index
                              Expiring September 18, 1998
                              (notional value $230,755)                 (3,375)
                                                                    -----------
                                                                     $(374,725)
                                                                    -----------
                                                                    -----------

- -----------------------------------------------------------------
                      SMALL COMPANY STOCK PORTFOLIO
- -----------------------------------------------------------------
COMMON STOCKS (95.0%)
AGRICULTURAL PRODUCTION--LIVESTOCK & ANIMAL SPECIALTIES (1.0%)
      82,200    Michael Foods, Inc.                       $     2,291,326
                                                          ---------------
APPAREL & ACCESSORY STORES (2.3%)
      89,500    Dress Barn, Inc.(a)                             2,592,707
      53,350    Stage Stores, Inc.(a)                           2,487,444
                                                          ---------------
                                                                5,080,151
                                                          ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS
(1.6%)
      94,210    Oshkosh B'Gosh, Inc.                            3,627,085
                                                          ---------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS (1.1%)
     170,100    Lithia Motors, Inc.(a)                          2,381,400
                                                          ---------------
BUSINESS SERVICES (15.0%)
     392,500    Accelr8 Technology Corp.(a)(d)                  5,396,875
      84,400    Ciber, Inc.(d)                                  2,706,075
      93,470    Computer Horizons Corp.                         3,122,486
      82,500    Computer Task Group, Inc.                       2,609,064
     133,600    Leasing Solutions, Inc.(a)(d)                   3,740,800
      76,300    Mercury Interactive Corp.(a)                    2,536,975
      74,800    Metro Information Services, Inc.(a)             2,440,351
     108,400    QuadraMed Corp.(a)(d)                           2,608,375
     260,120    SEEC, Inc.(a)(d)                                2,422,369
     132,100    SPR, Inc.(a)                                    3,731,825
     124,500    Sykes Enterprises, Inc.(a)                      2,598,938
                                                          ---------------
                                                               33,914,133
                                                          ---------------
CHEMICALS & ALLIED PRODUCTS (1.8%)
      38,200    Hauser, Inc.(a)                                   296,050
     207,200    Lifecore Biomedical, Inc.(a)                    3,846,149
                                                          ---------------
                                                                4,142,199
                                                          ---------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                SMALL COMPANY STOCK PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

COMMUNICATIONS (1.4%)
      93,800    COMSAT Corp.(d)                           $     3,271,276
                                                          ---------------
CONSTRUCTION--SPECIAL TRADE CONTRACTORS (1.5%)
     118,000    Dycom Industries, Inc.(a)                       3,377,752
                                                          ---------------
CONSUMER DURABLES (3.1%)
     181,000    Rayovac Corp.(a)                                3,801,000
      99,130    Windmere-Durable Holdings, Inc.(d)              3,141,183
                                                          ---------------
                                                                6,942,183
                                                          ---------------
DEPOSITORY INSTITUTIONS (3.6%)
      98,794    Downey Financial Corp.                          3,272,568
      60,340    People's Bank                                   2,300,464
      75,060    Webster Financial Corp.                         2,533,275
                                                          ---------------
                                                                8,106,307
                                                          ---------------
EATING & DRINKING PLACES (3.9%)
     162,900    Foodmaker, Inc.(a)                              2,748,939
     222,900    Schlotzsky's, Inc.(a)(d)                        3,622,126
      66,700    Showbiz Pizza Time, Inc.(a)                     2,367,850
                                                          ---------------
                                                                8,738,915
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (3.2%)
     106,600    Artesyn Technologies, Inc.(a)                   1,748,914
       6,500    EFTC Corp.(a)                                      95,875
     122,100    Exar Corp.(a)                                   2,808,300
     249,200    FARO Technologies, Inc.(a)                      2,694,478
                                                          ---------------
                                                                7,347,567
                                                         ---------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES (3.8%)
     131,600    A.C. Nielson Corp.(a)                           3,396,927
     209,900    Barringer Technologies, Inc.(a)                 2,203,950
     140,287    Tetra Tech., Inc.                               3,086,314
                                                          ---------------
                                                                8,687,191
                                                          ---------------
FOOD & KINDRED PRODUCTS (1.3%)
      63,200    Celestial Seasonings, Inc.(a)(d)                2,851,901
                                                          ---------------
FOOD STORES (1.0%)
      80,400    Wild Oats Markets, Inc.                         2,311,500
                                                          ---------------
HEALTH SERVICES (3.6%)
      87,000    Access Health, Inc.(a)                          2,229,376
     210,820    Graham-Field Health Products, Inc.(a)(d)        1,238,567
     230,350    Specialty Care Network, Inc.(a)(d)              2,274,708
      69,900    Trigon Healthcare, Inc.(a)                      2,376,600
                                                          ---------------
                                                                8,119,251
                                                          ---------------
HOLDING & OTHER INVESTMENT OFFICES (2.8%)
     123,400    Consolidated Capital Corp.(a)                   2,722,513
     242,700    Sunstone Hotel Investors, Inc.                  3,488,814
                                                          ---------------
                                                                6,211,327
                                                          ---------------

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                SMALL COMPANY STOCK PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

HOSPITAL SUPPLY (1.5%)
     142,300    Maxxim Medical, Inc.(a)                   $     3,326,264
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (1.3%)
     150,110    Snyder Oil Corp.                                2,908,383
                                                          ---------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
OPTICAL GOODS (2.4%)
     148,200    OEA, Inc.(d)                                    2,537,926
     280,295    Tava Technologies, Inc.(a)(d)                   2,943,098
                                                          ---------------
                                                                5,481,024
                                                          ---------------
MISCELLANEOUS RETAIL (3.9%)
     260,030    Funco, Inc.(a)                                  4,257,994
     173,700    Guitar Center, Inc.(a)(d)                       4,592,195
                                                          ---------------
                                                                8,850,189
                                                          ---------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING (1.9%)
     122,800    Covenant Transportation, Inc.(a)                2,010,854
     174,015    Jevic Transportation, Inc.(a)                   2,164,313
                                                          ---------------
                                                                4,175,167
                                                          ---------------
NONDEPOSITORY CREDIT INSTITUTIONS (8.4%)
     153,650    American Capital Strategies Ltd.                3,620,379
     150,000    First Sierra Financial, Inc.(a)                 3,646,875
     164,980    Franchise Mortgage Acceptance Co. LLC(a)        3,629,560
     111,000    Imperial Credit Industries, Inc.(a)(d)          2,344,877
     223,025    Medallion Financial Corp.                       5,631,382
                                                          ---------------
                                                               18,873,073
                                                          ---------------
OIL & GAS EXTRACTION (6.4%)
      72,220    Atwood Oceanics, Inc.                           3,737,385
     123,995    Basin Exploration, Inc.(a)                      1,952,922
     153,700    Callon Petroleum Co.(a)(d)                      2,536,050
     180,570    Marine Drilling Co., Inc.(a)                    3,396,973
      94,500    Stolt Comex Seaway, S.A.                        3,000,375
                                                          ---------------
                                                               14,623,705
                                                          ---------------
PAPER & ALLIED PRODUCTS (1.7%)
     164,000    Ivex Packaging Corp.(a)                         3,802,749
                                                          ---------------
PRIMARY METAL INDUSTRIES (3.0%)
     100,900    Quanex Corp.                                    3,134,206
     152,970    Titanium Metals Corp.(d)                        3,719,085
                                                          ---------------
                                                                6,853,291
                                                          ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES (3.8%)
      60,100    Mail-Well, Inc.(d)                              2,764,600
     101,050    Mecklermedia Corp.(a)                           2,096,788
     103,800    Valassis Communications, Inc.(a)                3,652,462
                                                          ---------------
                                                                8,513,850
                                                          ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES (1.1%)
     163,300    Friedman, Billings, Ramsey Group,
                  Inc.(a)(d)                                    2,561,771
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                SMALL COMPANY STOCK PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

TRANSPORTATION EQUIPMENT (1.0%)
      55,600    Orbital Sciences Corp.(a)(d)              $     2,272,650
                                                          ---------------
WHOLESALE TRADE--DURABLE GOODS (5.6%)
      75,700    CellStar Corp.(d)                               2,278,101
     146,000    CHS Electronics, Inc.(d)                        2,901,751
     159,200    Keystone Automotive Industries,
                  Inc.(a)(d)                                    4,139,152
     135,050    SCP Pool Corp.                                  3,249,642
                                                          ---------------
                                                               12,568,646
                                                          ---------------
WHOLESALE TRADE--NONDURABLE GOODS (1.0%)
     114,300    Fresh America Corp.(a)                          2,214,563
                                                          ---------------

TOTAL COMMON STOCKS (COST $198,501,017)                       214,426,789
                                                          ---------------
TIME DEPOSITS (5.0%)
  11,231,734    PNC Bank, N.A. Nassau, 5.66%, 6/1/98
                  (cost $11,231,734)                           11,231,734
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $209,732,751)            $   225,658,523
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                        SMALL CAP VALUE PORTFOLIO
- -----------------------------------------------------------------
COMMON STOCKS (94.6%)
AMUSEMENT & RECREATION SERVICES (2.0%)
      22,490    Anchor Gamin(a)                           $     2,046,590
                                                        ---------------
APPAREL & ACCESSORY STORES (3.8%)
      39,050    Claire's Stores, Inc.                             734,628
      60,440    Intimate Brands, Inc.(d)                        1,733,872
      37,040    St. John Knits, Inc.                            1,423,725
                                                          ---------------
                                                                3,892,225
                                                          ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS
(1.7%)
      61,470    Nautica Enterprises, Inc.(a)(d)                 1,797,997
                                                          ---------------
AUTOMOTIVE REPAIR, SERVICES & PARKING (1.2%)
      40,860    Budget Group, Inc.(a)                           1,205,370
                                                          ---------------
BUILDING CONSTRUCTION--GENERAL CONTRACTORS & OPERATIVE BUILDERS (3.2%)
      49,200    Centex Corp.(d)                                 1,758,900
      60,360    Toll Brothers, Inc.(a)                          1,554,271
                                                          ---------------
                                                                3,313,171
                                                          ---------------
BUSINESS SERVICES (2.7%)
      44,640    ADVO, Inc.(a)                                   1,118,791
      66,400    Avant Corp.(a)(d)                               1,705,650
                                                          ---------------
                                                                2,824,441
                                                          ---------------
CHEMICALS & ALLIED PRODUCTS (1.6%)
      41,050    Dexter Corp.                                    1,693,312
                                                          ---------------
COMMUNICATIONS (1.1%)
      47,130    Aliant Communications, Inc.                     1,092,827
                                                          ---------------

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP VALUE PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

EATING & DRINKING PLACES (3.1%)
     103,400    Ruby Tuesday, Inc.(d)                     $     1,660,863
      73,905    Sonic Corp.(a)                                  1,528,910
                                                          ---------------
                                                                3,189,773
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (5.0%)
      28,690    Aeroquip-Vickers, Inc.(d)                       1,771,607
      16,310    C-Cube Microsystems, Inc.                         319,064
      35,900    Kuhlman Corp.                                   1,516,775
      39,400    Teleflex, Inc.                                  1,593,237
                                                          ---------------
                                                                5,200,683
                                                          ---------------
FABRICATED METAL PRODUCTS (1.8%)
      27,990    AptarGroup, Inc.                                1,814,101
                                                          ---------------
FOOD & KINDRED PRODUCTS (3.2%)
      50,440    Adolph Coors Co.                                1,891,500
      29,700    Canandaigua Brands, Inc.(a)                     1,369,913
                                                          ---------------
                                                                3,261,413
                                                          ---------------
FURNITURE & FIXTURES (3.3%)
     109,590    O'Sullivan Industries Holdings, Inc.(a)         1,643,850
      75,040    Winsloew Furniture, Inc.(a)                     1,800,960
                                                          ---------------
                                                                3,444,810
                                                          ---------------
HEALTH SERVICES (4.1%)
     121,900    NovaCare, Inc.(a)                               1,340,900
      81,300    Pediatric Services of America, Inc.(a)          1,504,050
      54,300    RehabCare Group, Inc.(a)                        1,408,406
                                                          ---------------
                                                                4,253,356
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (10.1%)
      66,750    Detroit Diesel Corp.(a)                         1,635,375
      48,830    Gleason Corp.                                   1,443,536
      52,555    Graco, Inc.                                     1,819,717
      50,320    Kaydon Corp.                                    1,984,495
      39,050    Pentair, Inc.                                   1,713,319
     130,230    Scitex Corp. Ltd.(a)                            1,806,942
                                                          ---------------
                                                               10,403,384
                                                          ---------------
INSURANCE AGENTS, BROKERS & SERVICE (1.7%)
      47,610    E.W. Blanch Holdings, Inc.                      1,791,327
                                                          ---------------
INSURANCE CARRIERS (5.2%)
      46,394    Fidelity National Financial, Inc.(d)            1,548,400
      43,900    LandAmerica Financial Group, Inc.               2,096,226
       9,980    Markel Corp.(a)                                 1,724,668
                                                          ---------------
                                                                5,369,294
                                                          ---------------
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE (1.6%)
      57,870    TJ International, Inc.                          1,674,613
                                                          ---------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
OPTICAL GOODS (5.4%)
      66,140    CONMED Corp.(a)                                 1,397,208
      90,070    Esco Electronics Corp.(a)(d)                    1,615,631
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP VALUE PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (continued)

      75,680    Esterline Technologies Corp.(a)           $     1,627,120
      74,090    Integrated Circuit Systems, Inc.(d)             1,021,056
                                                          ---------------
                                                                5,661,015
                                                          ---------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING (3.1%)
      55,430    M.S. Carriers, Inc.(a)                          1,655,971
      47,910    USFreightways Corp.                             1,509,165
                                                          ---------------
                                                                3,165,136
                                                          ---------------
NONDEPOSITORY CREDIT INSTITUTIONS (1.6%)
      51,650    AmeriCredit Corp.(a)                            1,685,082
                                                          ---------------
OIL & GAS EXTRACTION (4.6%)
      64,980    Pool Energy Services Co.(a)                     1,323,968
      36,370    Veritas DGC, Inc.(a)                            1,884,420
      85,390    Vintage Petroleum, Inc.                         1,547,693
                                                          ---------------
                                                                4,756,081
                                                          ---------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS (1.8%)
      24,680    Lone Star Industries, Inc.(d)                   1,855,628
                                                          ---------------
TRANSPORTATION BY AIR (4.9%)
      44,800    Airborne Freight Corp.                          1,668,800
      64,600    America West Airlines, Inc.(a)(d)               1,828,988
      53,505    Midwest Express Holdings, Inc.(a)               1,534,925
                                                          ---------------
                                                                5,032,713
                                                          ---------------
TRANSPORTATION EQUIPMENT (6.9%)
      34,730    Cordant Technologies, Inc.                      1,732,158
      73,320    Monaco Coach Corp.(a)                           1,979,640
     118,710    Simpson Industries, Inc.                        1,661,940
      51,310    Varlen Corp.                                    1,738,126
                                                       ---------------
                                                                7,111,864
                                                          ---------------
TRANSPORTATION SERVICES (1.6%)
      60,040    Circle International Group, Inc.                1,624,832
                                                          ---------------
WATER TRANSPORTATION (1.6%)
      84,440    Trico Marine Services, Inc.(a)(d)               1,667,690
                                                          ---------------
WHOLESALE TRADE--DURABLE GOODS (2.9%)
      76,900    Ballantyne of Omaha, Inc.(a)                    1,408,231
      69,120    Pomeroy Computer Resources, Inc.(a)             1,555,200
                                                          ---------------
                                                                2,963,431
                                                          ---------------
WHOLESALE TRADE-NONDURABLE GOODS (3.8%)
      80,690    Day Runner, Inc.(a)                             1,775,180
      10,010    Men's Wearhouse, Inc.(a)                          426,676
      28,800    United Stationers, Inc.(a)                      1,717,200
                                                          ---------------
                                                                3,919,056
                                                          ---------------

TOTAL COMMON STOCKS
  (COST $92,333,952)                                           97,711,215
                                                          ---------------

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                  SMALL CAP VALUE PORTFOLIO (continued)
- -----------------------------------------------------------------
REPURCHASE AGREEMENTS (1.9%)
$  2,000,000    BancAmerica Robertson Stephens, 5.58%,
                  6/1/98 to be repurchased at $2,000,930
                  (cost $2,000,000)(e)                    $     2,000,000
                                                          ---------------
TIME DEPOSITS (3.5%)
   3,641,360    PNC Bank, N.A. Nassau, 5.57%, 6/1/98
                  (cost $3,641,360)                             3,641,360
                                                          ---------------
TOTAL INVESTMENTS (100.0%) (COST $97,975,312)             $   103,352,575
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                      SMALL COMPANY VALUE PORTFOLIO
- -----------------------------------------------------------------
COMMON STOCKS (97.5%)
ADMINISTRATION OF ENVIRONMENTAL QUALITY & HOUSING PROGRAMS (1.1%)
     124,800    Dames & Moore, Inc.                       $     1,614,600
                                                          ---------------
AMUSEMENT & RECREATION SERVICES (1.7%)
      79,400    Jackpot Enterprises, Inc.(a)                      972,650
     106,800    Station Casinos, Inc.(a)                        1,588,650
                                                          ---------------
                                                                2,561,300
                                                          ---------------
BUILDING CONSTRUCTION--GENERAL CONTRACTORS & OPERATIVE BUILDERS (2.3%)
      17,727    M/I Schottenstein Homes, Inc.                     356,755
      47,800    NVR, Inc.(a)                                    1,535,575
     156,100    Southern Energy Homes, Inc.(a)                  1,541,487
                                                          ---------------
                                                                3,433,817
                                                          ---------------
BUSINESS SERVICES (5.2%)
       4,231    Grey Advertising, Inc.                          1,891,257
      56,400    Learning Co.(a)(d)                              1,607,400
      58,900    Leasing Solutions, Inc.(a)                      1,649,200
      54,800    Network Equipment Technologies, Inc.(a)           859,674
      56,300    Ogden Corp.                                     1,608,068
                                                          ---------------
                                                                7,615,599
                                                          ---------------
CHEMICALS & ALLIED PRODUCTS (1.6%)
      42,800    Georgia Gulf Corp.                              1,072,675
      74,500    Mississippi Chemical Corp.                      1,247,875
                                                          ---------------
                                                                2,320,550
                                                          ---------------
DEPOSITORY INSTITUTIONS (18.5%)
      53,300    Anchor Bancorp Wisconsin, Inc.                  2,258,588
      16,600    First Citizens BancShares, Inc.                 1,759,600
      39,300    ALBANK Financial Corp.                          2,043,600
      60,500    Andover Bancorp, Inc.                           2,072,127
      43,400    BSB Bancorp, Inc.                               1,361,676
      59,400    Banknorth Group, Inc.                           2,168,100
      55,075    Commercial Federal Corp.                        1,834,685
      90,900    Commonwealth Bancorp, Inc.                      2,147,512
      37,274    Community Bank System, Inc.                     1,264,987
      60,100    First Republic Bank(a)                          1,998,325
      55,000    FirstFed Financial Corp.(a)                     2,698,438
      45,685    Medford Bancorp, Inc.                           1,941,612
      46,800    SIS Bancorp, Inc.                               1,959,751

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                SMALL COMPANY VALUE PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
DEPOSITORY INSTITUTIONS (continued)

      75,900    Statewide Financial Corp.                 $     1,745,700
                                                          ---------------
                                                               27,254,701
                                                          ---------------
EATING & DRINKING PLACES (2.4%)
     118,900    Piccadilly Cafeterias, Inc.                     1,530,837
     200,100    Ryan's Family Steak Houses, Inc.(a)             2,038,518
                                                          ---------------
                                                                3,569,355
                                                          ---------------
ELECTRIC, GAS & SANITARY SERVICES (10.4%)
      24,900    BEC Energy                                      1,010,006
      30,600    CILCORP, Inc.                                   1,348,312
      95,700    Central Maine Power Co.                         1,830,263
      91,700    Central Vermont Public Service                  1,341,112
      49,500    Commonwealth Energy System                      1,881,000
      68,600    Public Service Co. of New Mexico                1,487,763
      54,300    Rochester Gas & Electric Corp.                  1,669,725
      55,600    TNP Enterprises, Inc.                           1,810,475
      92,500    UniSource Energy Corp.(a)                       1,462,656
      47,900    WPS Resources Corp.                             1,499,868
                                                          ---------------
                                                               15,341,180
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (4.3%)
      27,100    DuPont Photomasks, Inc.(a)                      1,154,292
      79,400    HMT Technology Corp.(a)(d)                        923,025
      39,000    Harman International Industries, Inc.           1,659,938
      23,100    Inacom Corp.(a)(d)                                749,307
     101,300    Powell Industries, Inc.(a)                      1,215,600
     107,600    SymmetriCom, Inc.(a)                              679,225
                                                          ---------------
                                                                6,381,387
                                                          ---------------
FABRICATED METAL PRODUCTS (2.6%)
      19,700    Alliant Techsystems, Inc.(a)                    1,270,650
      40,900    Nortek, Inc.(a)                                 1,257,675
      67,600    Wyman-Gordon Co.(a)(d)                          1,343,550
                                                          ---------------
                                                                3,871,875
                                                          ---------------
FOOD STORES (0.8%)
      96,400    Ingles Markets, Inc.                            1,205,000
                                                          ---------------
GENERAL MERCHANDISE STORES (1.2%)
      87,700    Homebase, Inc.(d)                                 761,894
      28,200    Shopko Stores, Inc.(a)                            983,475
                                                          ---------------
                                                                1,745,369
                                                          ---------------
HEALTH SERVICES (2.2%)

      56,200    Genesis Health Ventures, Inc.(a)(d)             1,422,563
      49,700    Integrated Health Services, Inc.(d)             1,848,219
                                                          ---------------
                                                                3,270,782
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (3.6%)
      56,500    Ampco Pittsburgh Corp.                            833,375
      89,300    Auspex Systems, Inc.(a)                           496,731
      37,700    DT Industries, Inc.                             1,092,123
      46,000    Data General Corp.(a)(d)                          701,500

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                SMALL COMPANY VALUE PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (continued)

      41,760    Gleason Corp.                             $     1,234,531
      39,700    Tractor Supply Co.(a)                             957,762
                                                          ---------------
                                                                5,316,022
                                                          ---------------
INSURANCE CARRIERS (8.5%)
      68,600    ARM Financial Group, Inc.                       1,402,012
      68,400    Acceptance Insurance Cos., Inc.(a)              1,573,200
      40,900    Farm Family Holdings, Inc.(a)                   1,674,343
      58,200    Frontier Insurance Group, Inc.(d)               1,425,900
      78,700    HCC Insurance Holdings, Inc.(d)                 1,682,212
      61,700    Nymagic, Inc.                                   1,804,725
      45,599    PXRE Corp.                                      1,436,368
      81,600    Symons International Group, Inc.(a)             1,509,600
                                                          ---------------
                                                               12,508,360
                                                          ---------------
MACHINERY (0.8%)
      69,900    Global Industrial Technologies, Inc.(a)         1,183,931
                                                          ---------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
OPTICAL GOODS (3.4%)
      69,900    ADAC Laboratories(a)                            1,389,263
      34,000    CONMED Corp.(a)                                   718,250
      46,600    Esterline Technologies Corp.(a)                 1,001,900
      36,289    Invacare Corp.                                    957,123
      31,400    Tech-Sym Corp.(a)                                 908,639
                                                          ---------------
                                                                4,975,175
                                                          ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES (1.2%)
      85,900    K2, Inc.                                        1,718,000
                                                          ---------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING (1.6%)
     132,900    Arkansas Best Corp.(a)                          1,295,775
      56,500    Roadway Express, Inc.                           1,062,906
                                                          ---------------
                                                                2,358,681
                                                          ---------------
NONDEPOSITORY CREDIT INSTITUTIONS (2.2%)
     120,917    Consumer Portfolio Services, Inc.(a)(d)         1,435,889
     118,100    Southern Pacific Funding Corp.(a)(d)            1,815,787
                                                          ---------------
                                                                3,251,676
                                                          ---------------
OIL & GAS EXTRACTION (2.6%)
      20,200    Devon Energy Corp.                                741,088
      38,900    Giant Industries, Inc.                            731,806
      27,900    SEACOR SMIT, Inc.(a)(d)                         1,632,150
      40,300    Vintage Petroleum, Inc.                           730,438
                                                          ---------------
                                                                3,835,482
                                                          ---------------
PERSONAL SERVICES (1.0%)
      68,372    Angelica Corp.                                  1,538,370
                                                          ---------------
PETROLEUM REFINING & RELATED INDUSTRIES (0.6%)
      43,000    Tesoro Petroleum Corp.(a)                         830,438
                                                          ---------------
PRIMARY METAL INDUSTRIES (8.5%)
      76,900    AK Steel Holding Corp.                          1,432,262
      28,700    Carpenter Technology Corp.                      1,521,100
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                SMALL COMPANY VALUE PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
PRIMARY METAL INDUSTRIES (continued)

      49,100    Chase Industries, Inc.(a)                 $     1,519,032
      39,646    Citation Corp.(a)                                 758,230
      80,800    Intermet Corp.                                  1,575,600
      34,100    Lone Star Technologies, Inc.(a)                   647,900
      77,100    National Steel Corp.                            1,214,325
      70,000    RMI Titanium Co.(a)(d)                          1,500,625
      19,600    Texas Industries, Inc.                          1,163,750
      51,600    Titanium Metals Corp.(d)                        1,254,525
                                                          ---------------
                                                               12,587,349
                                                          ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES (2.2%)
      39,300    Bowne & Co., Inc.                               1,682,532
      35,400    Media General, Inc.                             1,628,400
                                                          ---------------
                                                                3,310,932
                                                          ---------------
TEXTILE MILL PRODUCTS (0.6%)
      23,800    Oxford Industries, Inc.                           830,025
                                                          ---------------
TRANSPORTATION EQUIPMENT (0.7%)
      36,600    TransTechnology Corp.                             988,200
                                                          ---------------
WHOLESALE TRADE--DURABLE GOODS (1.5%)
      60,000    Associated Materials Inc.(a)                      930,000
      43,500    Commercial Metals Co.                           1,334,906
                                                          ---------------
                                                                2,264,906
                                                          ---------------
WHOLESALE TRADE--NONDURABLE GOODS (4.2%)
      50,000    Burlington Coat Factory Warehouse               1,003,125
      71,700    Nash-Finch Co.                                  1,209,937
      80,800    Performance Food Group Co.(a)                   1,515,000
      89,000    Standard Commercial Corp.(a)                      990,125
      38,700    Universal Corp.                                 1,453,669
                                                          ---------------
                                                                6,171,856
                                                          ---------------

TOTAL COMMON STOCKS
  (COST $128,734,013)                                         143,854,918
                                                          ---------------
TIME DEPOSITS (2.5%)
   3,666,930    PNC Bank, NA Nassau, 5.66%, 6/1/98 (cost
                  $3,666,930)                                   3,666,930
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $132,400,943)            $   147,521,848
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                     SMALL COMPANY GROWTH PORTFOLIO
- -----------------------------------------------------------------
COMMON STOCKS (98.1%)
APPAREL & ACCESSORY STORES (3.6%)
     435,000    Just For Feet, Inc.(a)                    $     9,542,812
     291,000    North Face, Inc.(a)                             7,220,437
     323,200    Stage Stores, Inc.(a)                          15,069,200
                                                          ---------------
                                                               31,832,449
                                                          ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS
(4.3%)
     478,400    Nautica Enterprises, Inc.(a)                   13,993,200

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               SMALL COMPANY GROWTH PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS (continued)

     164,400    Tommy Hilfiger Corp.(a)                   $    11,055,900
     321,100    Warnaco Group, Inc., Class A                   13,245,375
                                                          ---------------
                                                               38,294,475
                                                          ---------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
DEALERS (1.0%)
     312,500    Central Garden & Pet Co.(a)                     9,238,282
                                                          ---------------
BUSINESS SERVICES (10.2%)
     163,100    ATL Ultrasound, Inc.                            7,390,469
     190,700    Autodesk, Inc.                                  8,104,750
     211,800    Legato Systems, Inc.                            6,062,776
     385,700    Platinum Technology, Inc.(a)                   10,558,537
     278,700    Rental Service Corp.(a)                         7,228,781
     327,500    Select Appointments Holdings Public Ltd.
                  Co.                                           9,456,562
     355,100    Snyder Communications, Inc.(a)                 14,314,968
     591,700    Symantec Corp.(a)                              14,126,837
     339,000    Synopsys, Inc.(a)                              14,555,813
                                                          ---------------
                                                               91,799,493
                                                          ---------------
CHEMICALS & ALLIED PRODUCTS (9.8%)
     245,300    Agouron Pharmaceuticals, Inc.                   8,340,200
     514,400    Alkermes, Inc.(a)                              11,252,500
      54,800    Axogen Ltd.(a)                                  3,178,400
     215,000    Barr Laboratories, Inc.(a)                      8,774,688
     243,900    Biovail Corp. International(a)                  8,277,356
     199,444    Elan Corp. plc ADR(a)                          12,203,480
     541,800    Genzyme Corp.                                  14,831,775
      40,000    North American Vaccine, Inc.(a)                   782,500
     238,400    Protein Design Labs, Inc.(a)                    5,989,800
     332,800    Sepracor, Inc.(a)                              14,310,400
                                                          ---------------
                                                               87,941,099
                                                          ---------------
COMMUNICATIONS (2.3%)
     387,200    Electric Lightwave, Inc.(a)                     5,275,600
     823,100    Western Wireless Corp.(a)                      15,227,350
                                                          ---------------
                                                               20,502,950
                                                          ---------------
CONTAINERS (0.7%)
     272,900    Ivex Packaging Corp.(a)                         6,327,868
                                                          ---------------
DOMESTIC DEPOSITORY INSTITUTIONS (3.4%)
     437,000    Golden State Bancorp, Inc.(a)                  16,742,563
     810,700    Independence Community Bank Corp.(a)           14,085,912
                                                          ---------------
                                                               30,828,475
                                                          ---------------
EATING & DRINKING PLACES (3.1%)
     444,300    Apple South, Inc.                               5,831,438
     467,000    Buffets, Inc.(a)                                7,617,937
     478,300    Foodmaker, Inc.(a)                              8,071,312
     271,300    Landry's Seafood Restaurants, Inc.(a)           6,146,655
                                                          ---------------
                                                               27,667,342
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               SMALL COMPANY GROWTH PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (5.1%)
     150,200    ATMI, Inc.(a)                             $     2,722,375
     355,000    American Power Conversion Corp.(a)             10,650,000
     439,800    Artesyn Technologies, Inc.(a)                   7,215,490
      90,400    Benchmark Electronics, Inc.                     1,824,950
      94,800    CTS Corp.                                       2,962,500
     182,100    Micrel, Inc.                                    5,696,325
     377,700    Xilink, Inc.(a)                                14,364,423
                                                          ---------------
                                                               45,436,063
                                                          ---------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES (1.5%)
     323,200    Core Laboratories N.V.                          8,544,601
     593,000    Medaphis Corp.(a)                               4,447,500
                                                          ---------------
                                                               12,992,101
                                                          ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT
(1.3%)
     205,500    Tower Automotive, Inc.(a)                       9,645,657
     108,600    Metals USA, Inc.(a)                             2,009,100
                                                          ---------------
                                                               11,654,757
                                                          ---------------
HEALTH SERVICES (3.5%)
     498,304    Quorum Health Group, Inc.                      14,980,143
      54,366    SonoSight, Inc.(a)                                366,970
     522,633    Total Renal Care Holdings, Inc.                16,038,301
                                                          ---------------
                                                               31,385,414
                                                          ---------------
HOLDING & OTHER INVESTMENT OFFICES (1.8%)
     244,900    Capital Automotive                              3,520,437
     355,000    Chastain Capital Corp.(a)                       4,925,625
     349,600    Consolidation Capital Corp.(a)                  7,713,050
                                                          ---------------
                                                               16,159,112
                                                          ---------------
HOSPITAL SUPPLY (0.7%)
     286,600    Maxxim Medical, Inc.(a)                         6,699,276
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (3.9%)
     494,400    Pentair, Inc.                                  21,691,800
     113,000    SPS Technologies, Inc.                          6,624,625
     414,300    Xircom, Inc.(a)                                 6,499,331
                                                          ---------------
                                                               34,815,756
                                                          ---------------
INSURANCE CARRIERS (1.5%)
     340,200    Everest Reinsurance Holdings, Inc.             13,225,275
                                                          ---------------
MISCELLANEOUS REPAIR SERVICES (0.6%)
     174,300    World Access, Inc.(a)                           5,468,663
                                                          ---------------
MISCELLANEOUS RETAIL (3.3%)
     312,900    CSK Auto Corp.(a)                               8,409,188
     378,000    Borders Group, Inc.(a)                         11,718,000
     236,400    Tech Data Corp.(a)                              9,603,750
                                                          ---------------
                                                               29,730,938
                                                          ---------------

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998



--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               SMALL COMPANY GROWTH PORTFOLIO (continued)
-------------------------------------------------------------------

COMMON STOCKS (continued)

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING (1.8%)
     378,651    Swift Transportation, Inc.                $     8,424,963
     247,600    USFreightways Corp.                             7,799,400
                                                          ---------------
                                                               16,224,363
                                                          ---------------
NONDEPOSITORY CREDIT INSTITUTIONS (3.5%)
     415,000    American Capital Strategies Ltd.                9,778,438
     228,000    First Sierra Financial, Inc.(a)                 5,543,250
     329,900    Heller Financial, Inc.(a)                       9,195,963
     414,900    UniCapital Corp.(a)                             7,208,888
                                                          ---------------
                                                               31,726,539
                                                          ---------------
OIL & GAS EXTRACTION (8.9%)
     327,100    Apache Corp.                                   11,182,731
     232,000    Cooper Cameron Corp.                           13,804,000
     199,900    Dawson Production Services, Inc.(a)             2,223,887
     260,500    Global Industries Ltd.                          5,551,906
     496,200    Marine Drilling Co., Inc.(a)                    9,334,762
     346,100    Noble Drilling Corp.(a)                        10,209,950
     472,800    Parker Drilling Co.(a)                          3,989,250
     328,600    R & B Falcon Corp.(a)                           9,426,712
     303,600    Rowan Cos., Inc.(a)                             7,760,775
     176,100    Santa Fe International Corp.                    6,141,488
                                                          ---------------
                                                               79,625,461
                                                          ---------------
PRIMARY METAL INDUSTRIES (3.0%)
     247,400    Essex International, Inc.(a)                    6,076,763
     574,351    General Cable Corp.                            15,220,276
     233,200    Titanium Metals Corp.                           5,669,675
                                                          ---------------
                                                               26,966,714
                                                          ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES (1.4%)
     350,500    Valassis Communications, Inc.(a)               12,333,218
                                                          ---------------
REAL ESTATE (2.0%)
     378,700    Intrawest Corp.                                 7,502,994
     377,100    Newhall Land & Farming Co.                     10,794,487
                                                          ---------------
                                                               18,297,481
                                                          ---------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS (2.2%)
     209,800    EVI Weatherford, Inc.                          10,608,012
     304,700    Standard Products Co.                           8,950,562
                                                          ---------------
                                                               19,558,574
                                                          ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES (1.2%)
     305,400    Amresco, Inc.(a)                               10,307,250
                                                        ---------------
TRANSPORTATION EQUIPMENT (4.8%)
     382,350    AAR Corp.                                      10,108,378
     352,900    Gulfstream Aerospace Corp.(a)                  14,998,250
     200,200    Hayes Lemmerz International, Inc.(a)            7,845,337
     375,300    Wabash National Corp.                           9,734,343
                                                          ---------------
                                                               42,686,308
                                                          ---------------
TRANSPORTATION SERVICES (0.8%)
     176,300    Coach USA, Inc.(a)                              7,591,919
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
               SMALL COMPANY GROWTH PORTFOLIO (continued)
- -----------------------------------------------------------------

COMMON STOCKS (continued)

WATER TRANSPORTATION (0.9%)
     196,900    Sea Containers, Ltd.                      $     7,962,144
                                                          ---------------
WHOLESALE TRADE--DURABLE GOODS (4.6%)
     537,000    CHS Electronics, Inc.                          10,672,875
     225,700    HA-LO Industries, Inc.(a)                       6,982,593
     570,100    ITEQ, Inc.(a)                                   6,769,937
     446,500    PSS World Medical, Inc.(a)                      5,581,250
     205,600    Reliance Steel & Aluminum Co.                   7,851,351
     190,500    West Marine, Inc.(a)                            3,655,218
                                                          ---------------
                                                               41,513,224
                                                          ---------------
WHOLESALE TRADE--NONDURABLE GOODS (1.4%)
     282,200    Daisytek International Corp.                    7,196,100
     162,700    National-Oilwell, Inc.                          5,684,332
                                                          ---------------
                                                               12,880,432
                                                          ---------------

TOTAL COMMON STOCKS
  (COST $738,072,386)                                         879,673,415
                                                          ---------------
TIME DEPOSITS (1.9%)
  16,802,411    PNC Bank, N.A. Nassau, 5.66%, 6/1/98
                  (cost $16,802,411)                           16,802,411
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $754,874,797)            $   896,475,826
                                                          ---------------
                                                          ---------------
- -----------------------------------------------------------------
                         INTERNATIONAL PORTFOLIO
- -----------------------------------------------------------------
STOCKS & WARRANTS (91.1%)
AUSTRALIA (2.2%)
COMMON STOCKS
     920,000    Australia & New Zealand Banking Group
                  Ltd.                                    $     6,534,385
     326,000    Brambles Industries Ltd.                        6,615,558
     451,789    Broken Hill Proprietary Co. Ltd.                3,871,022
     327,000    Telstra Corp.                                     770,086
     521,000    Woodside Petroleum Ltd.                         2,995,603
                                                          ---------------
                                                               20,786,654
                                                          ---------------
AUSTRIA (0.8%)
PREFERRED STOCK
      43,250    Bank Austria AG(d)                              3,885,464
      42,890    Bank Austria AG(d)                              3,836,027
                                                          ---------------
                                                                7,721,491
                                                          ---------------
BELGIUM (1.1%)
COMMON STOCKS
      11,498    Grupo Bruxelles Lambert                         2,528,374
     119,140    IPSO-Industrial Laundry Group                   8,430,215
                                                          ---------------
                                                               10,958,589
                                                          ---------------
DENMARK (1.8%)
COMMON STOCKS
     232,650    International Service System A/S               11,989,266

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONTINUED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   INTERNATIONAL PORTFOLIO (continued)
- -----------------------------------------------------------------

DENMARK (continued)
COMMON STOCKS (continued)

      60,560    Unidanmark A/S                            $     4,895,305
                                                          ---------------
                                                               16,884,571
                                                          ---------------
FINLAND (0.3%)
COMMON STOCKS
     129,800    Rauma Group(d)                                  2,683,204
                                                          ---------------
FRANCE (8.8%)
COMMON STOCKS
      54,580    Accor SA                                       14,970,545
      38,990    Canal Plus                                      7,077,479
      68,018    Compagnie Generale des Eaux                    13,665,447
      95,975    Elf Aquitaine                                  13,330,752
      39,570    Groupe Danone                                  10,655,090
      27,920    Legrand SA                                      7,700,074
     155,000    METALEUROP, SA                                  1,606,272
     126,107    Michelin                                        7,803,171
      23,595    Primagaz Cie                                    2,015,284
           1    Societe Generale                                      267
      32,350    Suez Lyonnaise des Eaux                         5,520,718
                                                          ---------------
                                                               84,345,099
                                                          ---------------
WARRANTS
      55,391    Cie Generale Des Eaux Warrants                     96,286
       2,145    Primagaz Cie                                       25,635
                                                          ---------------
                                                                  121,921
                                                          ---------------
                                                               84,467,020
                                                          ---------------
GERMANY (11.8%)
COMMON STOCKS
      45,500    Allianz AG(d)                                  14,394,211
     301,080    Bayer AG(d)                                    14,405,499
     187,560    Deutsche Bank AG(d)                            16,159,535
     107,660    Hoechst AG                                      5,374,546
      15,760    Mannesmann AG                                  15,425,848
     288,310    Tarkett AG(d)                                  11,320,227
     144,100    Veba AG                                         9,473,031
                                                          ---------------
                                                               86,552,897
                                                          ---------------
PREFERRED STOCK
      47,300    SAP AG(d)                                      26,265,987
                                                          ---------------
                                                              112,818,884
                                                          ---------------
ITALY (4.1%)
COMMON STOCKS
   8,665,350    Banca di Roma(d)                               17,880,174
   1,067,100    Fiat SpA                                        4,780,326
   2,217,742    Telecom Italia SpA(d)                          16,770,665
                                                          ---------------
                                                               39,431,165
                                                          ---------------
JAPAN (13.4%)
COMMON STOCKS
     336,000    Amada Metrecs Co. Ltd.                          2,012,629
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   INTERNATIONAL PORTFOLIO (continued)
- -----------------------------------------------------------------

JAPAN (continued)
COMMON STOCKS (continued)

     258,000    Arcland Sakamoto(d)                       $     1,694,368
     120,000    Asahi Bank Ltd.(d)                                451,198
     274,000    Bridgestone Corp.(d)                            6,248,620
     265,650    Credit Saison Co. Ltd.(d)                       5,329,678
     239,000    Dai-Dan Co. Ltd.                                1,310,864
   1,122,000    Dai-Tokyo Fire & Marine Insurance Co.           3,765,236
     319,000    Daiwa House Industry Co. Ltd.                   2,484,040
     674,000    Daiwa Securities                                2,563,404
         847    East Japan Railway Co.                          4,022,126
     151,000    Fuji Photo Film Co.                             5,110,886
      90,000    Glory Ltd.                                      1,627,034
     667,000    Hanshin Electric Railway(d)                     1,978,398
     768,000    Hitachi Ltd.                                    5,060,326
      79,000    Ito-Yokado Co. Ltd.                             3,933,892
     314,000    Japan Airport Terminal Co.                      1,778,876
   2,771,000    Kobe Steel Ltd.(d)                              2,119,770
      33,000    Kyocera Corp.                                   1,609,930
      32,000    Mabuchi Motor Co.                               2,078,446
     452,000    Matsushita Electric Industrial Co.
                  Ltd.(d)                                       7,078,555
      69,100    Meiko Shokai                                      877,684
     506,000    Mitsubishi Corp.                                3,052,835
     877,000    Mitsubishi Electric Corp.                       2,075,966
     800,000    Mitsui & Co.(d)                                 4,099,159
     230,000    Mitsui Fudosan Co. Ltd.                         1,860,715
     181,000    Murata Manufacturing Co. Ltd.                   5,264,173
      69,600    Nagaileben Co. Ltd.(d)                          1,255,726
     556,000    Oji Paper Co. Ltd.(d)                           2,347,346
     263,000    Omron Corp.                                     3,966,873
      31,300    SMC Corp.(d)                                    2,529,931
      64,000    Secom Ord.                                      3,634,973
     337,000    Showa Shell Sekiyu                              1,529,772
      60,000    Sony Corp.                                      5,066,214
   1,426,000    Sumitomo Metal Industries(d)                    2,212,608
     231,000    Takeda Chemical Ind.                            5,968,175
     840,000    Teijin Ltd.                                     2,533,973
      38,500    Toho Co.                                        4,306,642
     324,000    Tokio Marine & Fire Insurance Co.               3,067,788
     547,000    Toppan Printing Co. Ltd.                        5,968,780
     170,000    Toyota Motor Corp.                              4,208,135
                                                          ---------------
                                                              128,085,744
                                                          ---------------
NETHERLANDS (12.9%)
COMMON STOCKS
     111,140    Aegon NV                                        8,906,247
     407,000    ABN Amro Holdings(d)                            9,865,561
     401,000    Elsevier NV                                     6,247,225
     197,800    Gucci Group(d)                                  8,975,175
     353,125    Heineken NV                                    13,586,463
     674,749    ING Group NV                                   46,380,402
     175,081    Oce NV                                          7,363,667
     200,390    Philips Electronics NV                         19,060,540
     140,000    Xeikon NV(a)(d)                                 3,386,251
                                                          ---------------
                                                              123,771,531
                                                          ---------------

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS  (CONCLUDED)                              MAY 31, 1998

- ------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   INTERNATIONAL PORTFOLIO (continued)
- -----------------------------------------------------------------

NETHERLANDS (continued)

PREFERRED STOCK
       8,400    ING Group NV                              $        38,841
                                                          ---------------
                                                              123,810,372
                                                          ---------------
PORTUGAL (1.9%)
COMMON STOCKS
     260,360    Portugal Telecom                               13,699,393
     177,750    Semapa - Sociedade de Investimento e
                  Gestao SGPS SA                                4,866,325
                                                          ---------------
                                                               18,565,718
                                                          ---------------
SINGAPORE (1.0%)
COMMON STOCKS
     967,000    City Developments Ltd.                          3,494,833
     538,200    Development Bank of Singapore Ltd.(d)           3,247,205
     248,698    Singapore Press Holdings Ltd.                   2,035,346
     261,000    United Overseas Bank Ltd.                       1,021,237
                                                          ---------------
                                                                9,798,621
                                                          ---------------
SPAIN (2.8%)
COMMON STOCKS
      66,000    Banco Popular Espanol SA                        5,242,838
     132,000    Centros Comerciales Pryca SA(d)                 2,420,778
     781,130    Endesa SA                                      18,739,066
                                                          ---------------
                                                               26,402,682
                                                          ---------------
SWEDEN (1.8%)
COMMON STOCKS
     243,000    Atlas Copco AB(d)                               7,183,657
     368,000    Telefonaktiebolaget LM Ericsson "B"
                  Shares                                       10,503,006
                                                          ---------------
                                                               17,686,663
                                                          ---------------
SWITZERLAND (9.6%)
COMMON STOCKS
       9,140    Asea Brown Boveri Ltd.(d)                      15,515,623
       4,830    Alusuisse-Lonza Holding AG(d)                   6,500,541
       2,840    Nestle SA                                       6,094,495
      21,928    Novartis AG                                    37,194,254
         860    Roche Holding AG(d)                             8,861,153
      19,770    Selectra Group                                  4,037,970
      22,160    Zurich Versicherungsgesellschaft(d)            13,863,115
                                                          ---------------
                                                               92,067,151
                                                          ---------------
UNITED KINGDOM (16.8%)
COMMON STOCKS
   1,131,900    Airtours plc                                    8,398,800
     438,000    Allied Domecq plc                               4,360,714
   1,462,000    Asda Group plc                                  4,339,270
     179,900    Barclays plc                                    4,793,813
     811,911    Blue Circle Industries plc                      5,203,542
     522,200    British Airways plc                             5,518,356
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
- -----------------------------------------------------------------
                   INTERNATIONAL PORTFOLIO (continued)
- -----------------------------------------------------------------

UNITED KINGDOM (continued)
COMMON STOCKS (continued)

     522,000    British Energy plc                        $     4,809,687
     482,300    British Land Co. plc                            5,273,681
     400,000    British Sky Broadcasting Group plc              2,811,481
     322,700    Cable & Wireless plc                            3,646,952
     342,609    Cadbury Schweppes plc                           5,232,441
   1,645,800    David S. Smith Holdings plc                     6,709,883
     267,000    De La Rue plc                                   1,280,138
     360,000    EMI Group plc                                   3,041,095
     429,600    Enterprise Oil plc                              3,975,830
     161,800    HSBC Holdings plc                               4,221,787
     185,300    Johnson Matthey plc                             1,862,972
     334,600    Kingfisher plc                                  5,920,435
   1,012,300    LASMO plc                                       4,787,459
     530,000    Lloyds TSB Group plc                            7,688,111
   1,139,000    LucasVarity plc                                 5,015,168
   1,263,900    MFI Furniture plc                               1,648,923
     208,000    Marks & Spencer plc                             1,852,055
      36,220    National Westminster Bank plc                     660,962
   1,483,000    Pilkington Brothers plc                         3,555,136
     389,420    Prudential Corp. plc                            5,169,405
     584,243    Rank Group plc                                  3,401,413
     199,000    Rio Tinto plc                                   2,484,256
   1,395,730    Rolls-Royce plc                                 6,640,643
     243,596    Standard Chartered plc                          3,023,102
     309,200    Tesco plc                                       2,712,812
     371,405    Tibbett & Britten Group plc                     3,591,701
     443,844    United News & Media plc                         6,373,199
   1,065,074    Vodafone Group plc                             11,689,412
     580,100    Williams Holdings plc                           4,162,491
      99,000    Zeneca Group plc                                4,018,445
                                                          ---------------
                                                              159,875,570
                                                          ---------------

TOTAL STOCKS, WARRANTS & RIGHTS (COST $669,127,444)           872,044,099
                                                          ---------------
CASH MANAGEMENT ACCOUNTS (4.9%)
  46,779,038    Treasury Fund (cost $46,779,038)               46,779,038
                                                          ---------------
CERTIFICATES OF DEPOSIT (4.0%)
  17,000,000    Barclays Bank, 5.48%, 7/2/98                   17,000,000
   6,000,000    Deutsche Bank, 5.47%, 6/22/98                   6,000,000
  15,000,000    Morgan Guaranty, 5.48%, 6/2/98                 15,000,000
                                                          ---------------

TOTAL CERTIFICATES OF DEPOSIT (COST $38,000,000)               38,000,000
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $753,906,482)            $   956,823,137
                                                          ---------------
                                                          ---------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT
CONTRACT TO SELL

EXPIRATION                              UNDERLYING FACE   UNREALIZED
   DATE       CURRENCY       UNITS      AMOUNT OF VALUE  APPRECIATION
- ----------  ------------  ------------  ---------------  ------------
 6/19/98    Japanese Yen  3,000,000,000   ($21,649,500)   $1,769,338

See Notes to Schedules of Investments and Notes to Financial Statements
                                                           CORE TRUST (DELAWARE)

NOTES TO SCHEDULES OF INVESTMENTS                                  MAY 31, 1998

--------------------------------------------------------------------------------

(a) Non-income producing security

(b) Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to 4(2) of the Securities Act of 1933, as amended. The Board of Trustees has deemed these securities to be liquid at May 31, 1998

(c) During the year June 1, 1997 through May 31, 1998, Index Portfolio purchased 20,000 shares of Norwest Corp

(d) Part or all of this investment on loan, see Note 7 of Notes to Financial Statements

(e) The Portfolios have invested in a joint repurchase agreement. The following represents the collateral on the BancAmerica Robertson Stephens joint repurchase agreement: Collateralized by $136,000,000 FNMA Discount Notes, 5.41% to 5.43%, 1998; $85,000,000 FHLMC Discount Notes, 5.43% to 5.45%,
    1998; $13,960,000 FFCB Discount Notes, 5.42%, 1998; $119,000,000 FHLB
    Discount Notes, 5.37% to 5.38%, 1998; $30,000,000 FNMA Agency Notes, 6.05%,
    3/12/01; $9,275,000 FHLB Agency Notes, 5.51%, 2/6/01 and $20,250,000 FHLB
    Agency Notes, 5.71%, 3/19/03, with a total market value of $408,309,000.

(f) At May 31, 1998, $1,410,000 of U.S. Treasury Bills, 4/29/99, with a market value of $1,343,552, were pledged to cover margin requirements fo open future contracts

(g) At May 31, 1998, $190,000 of U.S. Treasury Bills, 10/08/98, with a market value of $186,582 and $50,000 of U.S. Treasury Bills, 4/29,99, with a market value of $47,634, were pledged to cover margin requirements for open futures contracts

                                 ABBREVIATIONS
- ------------------------------------------------------------------------------

ADR       American Depositary Receipts
AFC       Allmerica Financial Corporation
AMBAC     American Municipal Bond Assurance Corporation
ARM       Adjustable Rate Mortgage
EQCC      EquiCredit Corporation
FAMC      Federal Agricultural Mortgage Corporation
FFCB      Federal Farm Credit Bank
FHLB      Federal Home Loan Bank
FHLMC     Federal Home Loan Mortgage Corporation
FNMA      Federal National Mortgage Association
FSA       Financial Security Assurance, Inc.
GMAC      General Motors Acceptance Corporation
GNMA      Government National Mortgage Association
HCLT      Household Consumer Loan Trust
MLMI      Merrill Lynch Mortgage Investors
MNB       Maryland National Bank
PRAT      Premier Auto Trust
RFMSI     Residential Funding Mortgage Security I
RTC       Resolution Trust Corporation
RV        Revenue Bonds
SBA       Small Business Administration
SD        School District
V/R       Variable rate

See Notes to Financial Statements                          CORE TRUST (DELAWARE)